PRINCIPAL® STRATEGIC OUTCOMES
INDEX-LINKED DEFERRED ANNUITY
Prospectus dated May 1, 2025
This prospectus describes Principal® Strategic Outcomes, an individual, single premium, index-linked deferred annuity (the “Contract”), issued by Principal Life Insurance Company (the “Company,” “we,” “our” or “us”). The Contract is designed to help individuals accumulate part of their retirement savings and achieve other long-term investment goals, as well as provide retirement income through Annuitization.
The Contract is a single premium product, which means that no additional Premium Payments can be made after the Contract Date.
This prospectus provides information about the Contract that you, as Owner (“you” or “your”), should know before investing. You should talk with a financial professional about the Contract’s features, benefits, risks and fees, and whether the Contract is appropriate for you based on your financial situation and objectives.
The types of investment options (“Segment Options”) offered under the Contract include index-linked investment options (“Index-Linked Segment Options”) and a fixed interest investment option (the “Fixed Segment Option”). See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT for additional information about each Segment Option.
The Contract is a complex investment and involves risks, including potential loss of principal.
Each Index-Linked Segment Option has either a buffer or floor feature that may limit Index losses at the end of a Segment Term. Buffer Rates and Floor Rates vary by Index-Linked Segment Option.
•Depending on the Index-Linked Segment Option(s) you choose, the maximum amount of loss that you could experience from negative Index performance after taking into account the current limits on Index loss provided under the Contract ranges from 0% to 100%.
Note: The Index-Linked Segment Options with a 0% Buffer Rate provide no protection from Index losses. You could lose up to 100% of your investment if the Index declines in value.
•An Index-Linked Segment Option with a 10% Buffer Rate will always be available under the Contract.
Each Index-Linked Segment Option also has a cap and participation rate feature. Cap Rates and Participation Rates vary by Index-Linked Segment Option and change from one Segment Term to the next.
•We may limit the amount you can earn on an Index-Linked Segment Option based on the Cap Rate or Participation Rate that we declare.
•The lowest Cap Rate and Participation Rate that may be established under the Contract are 0.50% and 5.00%, respectively.
We reserve the right to add and remove Segment Options as available investment options. We guarantee that the following Segment Option will be available (subject to our right of Index substitution) for the life of the Contract: Point-to-Point, S&P 500 Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. As such, there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater). We do not guarantee the availability of any other Segment Option. We do not guarantee that an Index-Linked Segment Option with a floor will always be available, and we do not guarantee a minimum Floor Rate for any floor that we may offer in the future. If we exercise our right to remove one or more Segment Options, and you do not wish to invest in any of the Segment Options that are made available for investment (which may be limited to the sole Index-Linked Segment Option that we guarantee to make available), your only option would be to take a full withdrawal or fully annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties.

The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in Surrender Charges, negative Bond Adjustments, negative Equity Adjustments, taxes and tax penalties. In extreme circumstances:
•You could lose up to 100% of the amount withdrawn or otherwise Surrendered from an Index-Linked Segment Option due to a negative Bond Adjustment.
•You could lose up to 100% of your investment in an Index-Linked Segment Option due to a negative Equity Adjustment.
Our obligations under the Contract are subject to our financial strength and claims-paying ability.
These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any state securities commission. Nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including index-linked annuities, has been prepared by the SEC’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 15 calendar days of receiving it without paying fees or penalties, although negative Equity Adjustments may apply. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of your Premium Payment or your Contract Accumulated Value. You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.
An investment in the Contract is not a deposit or obligation of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.
No person is authorized to give any information or to make any representation in connection with the Contract other than those contained in this prospectus.

1.GLOSSARY
The terms defined below are used throughout this prospectus. These terms are capitalized throughout this prospectus except as otherwise noted below.
Accumulated Value (or Contract Accumulated Value) — the sum of the Segment Interim Values, Segment Values and Fixed Segment Value, as applicable. Segment Interim Values include the Equity Adjustment, as applicable. The Bond Adjustment is not included in the Accumulated Value. In the period during which your Premium Payment (and any credited interest) is held in the Initial Holding Account, the Accumulated Value will equal the sum of the Premium Payment and the credited interest, if any.
Annuitant — the person, including any Joint Annuitant, whose life determines the annuity benefit under this Contract.
Annuitization (Annuitize) — the application of a portion or all of the Accumulated Value, adjusted for the Bond Adjustment, to an annuity benefit payment option to make annuity benefit payments. A Bond Adjustment applies regardless of when the Annuitization occurs, including on the Segment End Date. The Bond Adjustment will be 0% on every Segment Anniversary evenly divisible by six (6) (e.g., 6, 12, 18, etc.). The amount allocated to the Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the minimum amount available from the Fixed Segment Option on any Surrender will not be less than the minimum nonforfeiture amount.
Annuitizations are not subject to Surrender Charges, but nonetheless count against the annual Free Surrender Amount.
Annuitization Date — the date all of the Owner’s Accumulated Value is applied to an annuity benefit payment option.
Bond Adjustment — upon Surrender, an adjustment (which could be positive, negative or equal to zero) to the amount Surrendered. A Bond Adjustment may apply regardless of when a Surrender occurs, including on a Segment End Date. Except as otherwise provided below, a Bond Adjustment will apply to the following:
•For Contracts with applications signed on or after May 1, 2025: (i) any withdrawal in excess of the Free Surrender Amount, including a full withdrawal, partial withdrawal, scheduled withdrawal or unscheduled withdrawal; (ii) any Annuitization; or (iii) any death benefit. Note: A Bond Adjustment does not apply to RMD withdrawals, as RMD withdrawals will be withdrawals of the Free Surrender Amount.
•For Contracts with applications signed before May 1, 2025: (i) any withdrawal, including a full withdrawal, partial withdrawal, RMD withdrawal, scheduled withdrawal, unscheduled withdrawal or withdrawal of the Free Surrender amount; (ii) any Annuitization; or (iii) any death benefit. Note: A Bond Adjustment does apply to withdrawals of the Free Surrender Amount, including RMD withdrawals.
For all Contracts:
•A Bond Adjustment does not apply to withdrawals or other Surrenders deducted from the Initial Holding Account.
•The Bond Adjustment will be zero (0%) on every Segment Anniversary evenly divisible by six (6) (e.g., 6, 12, 18, etc.).
•A Bond Adjustment does not apply upon exercise of the Contract’s free look rights.
•The amount allocated to the Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the minimum amount available from the Fixed Segment Option on any Surrender will not be less than the minimum nonforfeiture amount.

•If the optional Rate Enhancement Rider has been elected, the daily rider charges that are deducted from the Crediting Base(s) for your Index-Linked Segment Option(s) will not result in a Bond Adjustment, as such deductions are not Surrenders under the Contract. See 7. FEES, CHARGES AND ADJUSTMENTS — Optional Benefit — Rate Enhancement Rider.
Buffer Rate — for each Buffer Segment Option and Peak Buffer Segment Option, the maximum amount of negative Index performance we will absorb at the end of the Segment Term. You will be responsible for any negative Index performance that exceeds the Buffer Rate, which could result in significant loss of principal and/or prior earnings.
Buffer Segment Option — an Index-Linked Segment Option, other than a Peak Buffer Segment Option, that includes a Buffer Rate. If you select a Buffer Segment Option for investment, your investment will incur loss at the end of the Segment Term for any negative Index performance beyond the Buffer Rate. If negative Index performance does not go beyond the Buffer Rate, you will not incur loss as a result of negative Index performance. For example, if a Buffer Segment Option has a 10% Buffer Rate and the Index Change at the end of the Segment Term is -15%, your investment tied to that Segment Option will lose 5%. If the Index Change at the end of that Segment Term had been -8%, your investment would have lost 0%.
Cap Rate — if you select an Index-Linked Segment Option for investment, at the end of the Segment Term, you may participate in any positive Index performance up to the Cap Rate, but no positive Index performance beyond the Cap Rate. For example, if the Segment Option has a 15% Cap Rate and the Index Change at the end of the Segment Term is 12%, your investment tied to that Segment Option will gain 12%. If the Index Change at the end of that Segment Term had been 25%, your investment would only have gained 15% due to the Cap Rate limitation. The Participation Rate may further limit your participation in any positive Index Performance. If we do not declare a Cap Rate for a particular Segment Option and Segment Term, the Segment Option will not be subject to a Cap Rate limitation for that Segment Term, but will be subject to the applicable Participation Rate.
Contract Anniversary — the same day and month as the Contract Date in each Contract Year.
Contract Date — the date the Contract is issued and that is used to determine Contract Years.
Contract Year — the one-year period beginning on the Contract Date and ending one day before the Contract Anniversary and each subsequent one-year period beginning on a Contract Anniversary. For example, if the Contract Date is June 5, 2023, the first Contract Year ends on June 4, 2024, and the first Contract Anniversary falls on June 5, 2024.
Crediting Base — for each Segment Option selected for investment, the amount allocated to the Segment Option on the Segment Start Date, reduced upon any Surrender or deduction of fees for the optional Rate Enhancement Rider from that Segment Option, and increased or decreased for Segment Credits or increased credited interest. Generally, prior to the Segment End Date for an Index-Linked Segment Option, the Crediting Base will be reduced by the same proportion that the Segment Interim Value was reduced by a Surrender. The reduction to the Crediting Base could be greater than the amount Surrendered. On a Segment End Date, a Surrender will reduce the Crediting Base by the amount Surrendered.
If the optional Rate Enhancement Rider has been elected, the daily rider charges are deducted from the Crediting Base(s) for your Index-Linked Segment Option(s). The Crediting Base is reduced by the dollar amount of the daily charge. The reduction is not proportionate, even when deducted prior to the Segment End Date. See 7. FEES, CHARGES AND ADJUSTMENTS — Optional Benefit — Rate Enhancement Rider.
During the Segment Term, the Crediting Base is only a reference value to make sure transactions affecting amounts invested in a Segment Option are reflected to date, and it is not itself an indication of how much is available before the end of a Segment Term. On the Segment Start Date, the Crediting Base represents the amount contributed to a Segment Option. Please note that the Crediting Base is not the same as the Segment Interim Value. The Segment Interim Value is based on an estimate of the value of the amount in a particular Segment Option before the end of a Segment Term, which represents the Accumulated Value available for that Segment Option prior to the end of the Segment Term.
Data Page(s) — the portion of the Contract that contains information specific to your Contract. Current or revised Data Pages may be sent to you from time to time that reflect the current status of your Contract.

Equity Adjustment — for each Index-Linked Segment Option selected for investment, an adjustment (which could be positive, negative or equal to zero) used to calculate the Segment Interim Value on each Valuation Day between the Segment Start Date and Segment End Date. The Equity Adjustment does not apply on the Segment End Date.
Before the end of a Segment Term for an Index-Linked Segment Option, if any of the following transactions occurs, the transaction will be based on the Segment Interim Value for that Index-Linked Segment Option and will therefore be subject to an Equity Adjustment:
•you take any withdrawal (including a full withdrawal, partial withdrawal, withdrawal of the Free Surrender Amount, RMD withdrawal, scheduled withdrawal or unscheduled withdrawal);
•you exercise the Segment Lock-In feature;
•you Annuitize; or
•there is a death benefit.
If the optional Rate Enhancement Rider has been elected, the daily rider charges are deducted from the Crediting Base(s) for your Index-Linked Segment Option(s). Rider charge deductions will not trigger an Equity Adjustment, even when deducted before the end of a Segment Term, as such deductions are not based on the Segment Interim Value. See 7. FEES, CHARGES AND ADJUSTMENTS — Optional Benefit — Rate Enhancement Rider.
Fixed Segment Option — an investment option that credits interest at a fixed rate for a one-year Segment Term and is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities. Being subject to the Standard Nonforfeiture Law for Individual Deferred Annuities means the minimum amount available from the Fixed Segment Option on any Surrender will not be less than the minimum nonforfeiture amount.
Fixed Segment Value — for the Fixed Segment Option, the Accumulated Value allocated to that Segment Option on the Segment Start Date, plus interest credited to that Segment Option during the Segment Term, less any amount deducted from that Segment Option during the Segment Term. The Crediting Base for the Fixed Segment Option and the Fixed Segment Value remain equal at all times.
Floor Rate — for each Floor Segment Option, the maximum amount of negative Index performance you could absorb at the end of the Segment Term. We will absorb any negative Index performance that exceeds the Floor Rate.
Floor Segment Option — any Index-Linked Segment Option that includes a Floor Rate. If you select a Floor Segment Option for investment, your investment will incur loss at the end of the Segment Term for any negative Index performance up to the Floor Rate, but your investment will not incur loss for any negative Index performance beyond the Floor Rate. For example, if the Segment Option has a 10% Floor Rate and the Index Change at the end of the Segment Term is -5%, your investment will lose 5%. If the Index Change at the end of the Segment Term had been -15%, your investment would have only lost 10% because of the 10% Floor Rate.
Free Surrender Amount — the amount that may be withdrawn from the Contract each Contract Year without a Surrender Charge (or a Bond Adjustment, depending on when your Contract was issued).
•For Contracts with applications signed on or after May 1, 2025: The Free Surrender Amount may be withdrawn from the Contract without a Surrender Charge or a Bond Adjustment. However, such withdrawals may be subject to Equity Adjustments and taxes and tax penalties. The Free Surrender Amount is calculated on each Contract Anniversary, even after the Surrender Charge period.
•For Contracts with applications signed before May 1, 2025: The Free Surrender Amount may be withdrawn from the Contract without a Surrender Charge. However, such withdrawals may be subject to Bond Adjustments, Equity Adjustments and taxes and tax penalties. The Free Surrender Amount is calculated on each Contract Anniversary during the Surrender Charge period.

For all Contracts, the Free Surrender Amount for a Contract Year will be equal to the greater of (i) 10% of your Premium Payment or (ii) your RMD amount, as applicable. All withdrawals count against your Free Surrender Amount (including a full withdrawal, partial withdrawal, RMD withdrawal, scheduled withdrawal or unscheduled withdrawal). Annuitizations are not subject to Surrender Charges regardless of your remaining Free Surrender Amount, but are subject to Bond Adjustments. Partial Annuitizations count against your remaining Free Surrender Amount (if any) for a Contract Year, thereby reducing any Free Surrender Amount remaining for subsequent withdrawals during the same Contract Year. Death benefits are not subject to Surrender Charges regardless of your remaining Free Surrender Amount, but are subject to Bond Adjustments.
Good Order — when an instruction or request is received in our Home Office, or other place we may specify, and it has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form.
Guaranteed Minimum Interest Rate — the guaranteed minimum annual interest rate of 0.05% for the Initial Holding Account and the Fixed Segment Option.
Home Office — Company’s corporate headquarters located at Principal Financial Group, Des Moines, Iowa 50392-1770.
Index (Indices) — the Index or Indices to which the Index-Linked Segment Options are linked and are used in the calculation of the Segment Credits.
Index Change — the net percentage change in the Index Value of an Index between the Segment Start Date and the Segment End Date.
Index Value — the closing value of an Index that is published on a Valuation Day. If on any specific Valuation Day an Index Value is not published, the last-published Index Value will be used.
Index-Linked Segment Option — any Buffer Segment Option, Peak Buffer Segment Option or Floor Segment Option.
Initial Holding Account — an account that holds the Premium Payment (including any credited interest) until it is transferred to the applicable Segment Option(s) selected for the initial Segment Term.
Internal Revenue Code (Code) — the Internal Revenue Code of 1986, as amended.
Joint Annuitant — an Annuitant whose life determines the annuity benefit under this Contract. Any reference to the death of the Annuitant means the death of the first Annuitant to die.
Joint Owner(s) — an Owner who has an undivided interest with the right of survivorship in this Contract with another Owner. Any reference to the death of the Owner means the death of the first Owner to die.
Lock-In Date — the Valuation Day we receive Notice in Good Order to lock in an Index-Linked Segment Option or, if there are Lock-In Threshold(s) established for the Segment Option, the Valuation Day where the Equity Adjustment reaches and/or crosses the threshold you set.
Lock-In Threshold — an upper and/or lower level (threshold) for an Index-Linked Segment Option and, if the performance of the Index-Linked Segment Option during the Segment Term reaches and/or crosses that level, the Segment Lock-In is automatically triggered for that Segment Option. An upper threshold is a threshold that is above the current Equity Adjustment and a lower threshold is a threshold that is below the current Equity Adjustment. An upper threshold can be set to lock-in gains, and a lower threshold can be set to limit losses.
Non-qualified Contract — a Contract that does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple-IRA or Tax Sheltered Annuity.
Notice — any form of communication we receive in Home Office (e.g., U.S. mail, fax, email) providing the information we need, either in writing or another manner that we approve in advance. Contact information is as follows:

•Calling us at 1-800-852-4450 between the hours of 7 a.m. and 6 p.m. Central Time
•Mailing your instructions to us at the below address:
Principal Life Insurance Company
Attn: RIS Annuity Services P O Box 9382
Des Moines, Iowa 50306-9382
•Faxing us at 1-866-894-2093
•Visiting www.principal.com using your secure login
•Emailing us at annuityprocessing@principal.com
Owner — the person who owns all rights and privileges of this Contract (includes a Joint Owner, if any). If the Owner is not a natural person, the Owner must be an entity with its own taxpayer identification number (TIN).
Participation Rate — if you select an Index-Linked Segment Option for investment, at the end of the Segment Term, you will participate in a percentage of any positive Index performance, subject to the Cap Rate. That percentage will equal the Participation Rate. For example, if the Segment Option has a 90% Participation Rate and the Index Change at the end of the Segment Term is 10%, your investment will gain 9%.
Peak Buffer Midpoint — for a Peak Buffer Segment Option, a value used to determine the Segment Return on the Segment End Date when the Index Change is negative but does not exceed the Buffer Rate.
For the Peak Buffer Segment Options available for investment, both of which have Buffer Rates of 20%, the Peak Buffer Midpoint is 10% (i.e., half of 20% is 10%).
Peak Buffer Segment Option — an Index-Linked Segment Option that includes a Buffer Rate and may credit gain for negative Index performance. If you select a Peak Buffer Segment Option for investment, your investment will incur loss at the end of the Segment Term for any negative Index performance beyond the Buffer Rate. However, a Peak Buffer Segment Option differs from a Buffer Segment Option insofar as your investment in a Peak Buffer Segment Option may be credited gain when there is a negative Index Change at the end of the Segment Term, provided that the negative Index Change does not exceed the Buffer Rate.
At the end of a Segment Term:
•If a negative Index Change does not exceed the Peak Buffer Midpoint (10%), your investment will be credited gain equal to the opposite of the negative Index Change. For example, if the Index Change is -8% (which is less than the Peak Buffer Midpoint), your investment will be credited with 8% gain (i.e., the opposite of an 8% loss).
•If a negative Index Change exceeds the Peak Buffer Midpoint (10%) but not the Buffer Rate (20%), your investment will be credited gain equal to the Buffer Rate less the negative Index Change. For example, if the negative Index Change is 14% (which is more than the Peak Buffer Midpoint), your investment will be credited with 6% gain (i.e., 20% – 14% = 6%).
•If the negative Index Change equals the Buffer Rate, your Segment Credit will be 0% (i.e., no gain or loss).
•If the negative Index Change exceeds the Buffer Rate, you will be responsible for any loss greater than the Buffer Rate. For example, if the Index Change is -30% and the Buffer Rate is 20%, a 10% loss will be applied to your investment (i.e., 30% - 20% = 10%).
Premium Payment — the gross amount you contributed to the Contract.
Qualified Plan(s) — retirement plans that receive favorable tax treatment under Section 401 or 403(a) of the Internal Revenue Code.

Required Minimum Distribution Amount (or RMD) — the amount required to be distributed each calendar year for purposes of satisfying the RMD rules of Section 401(a)(9) of the Internal Revenue Code and related Code provisions, provided that the amount does not exceed the minimum distribution amount that would have been calculated based on the value of this Contract alone.
Segment Allocation Percentage — the percentage of Accumulated Value allocated to a Segment Option.
Segment Anniversary — the same day and month as the first Segment Start Date in each Contract Year.
Segment Credit — the amount of gain or loss applied to your investment on the Segment End Date for each Index-Linked Segment Option selected for investment. The Segment Credit is calculated only on the Segment End Date. The Segment Credit is calculated by multiplying the Crediting Base by the Segment Return, which is determined by applying the Index-Linked Segment Option’s Buffer Rate, Peak Buffer Midpoint, Floor Rate, Cap Rate or Participation Rate, as applicable, to the Index Change. Segment Credits could be positive, negative or equal to zero. If Segment Credits are negative, you will lose principal and/or prior earnings.
Segment End Date — the last day of a Segment Term. The day and month on which any Segment End Date falls will always be the same day and month for each applicable Segment Term. The Segment End Date coincides with the next Segment Start Date.
Segment Interim Value — the value of your investment in an Index-Linked Segment Option on any day between the Segment Start Date and the Segment End Date. Segment Interim Value is calculated at the beginning of each Valuation Date. Segment Interim Value will equal the Crediting Base adjusted for the Equity Adjustment on that Valuation Date.
Segment Lock-In — a feature of your Contract under which you are able to lock in an Index-Linked Segment Option’s Equity Adjustment prior to the Segment End Date. These lock-in features are available with all of the Index-Linked Segment Options under the Contract. For a particular Segment Option, you are only able to exercise one Segment Lock-In per Segment Term and the Segment Lock-In is not applied retroactively.
Segment Option — any Index-Linked or Fixed Segment Option.
Segment Return — is calculated by taking the Index Change, then applying the Index-Linked Segment Option’s Buffer Rate, Peak Buffer Midpoint, Floor Rate, Cap Rate or Participation Rate, as applicable.
Segment Start Date — the first day of the Segment Term. The day and month on which any Segment Start Date falls will always be the same day and month for each applicable Segment Term.
Segment Term — the duration of a Segment Option’s investment term, expressed in years. In addition, for Index-Linked Segment Options, the number of years that a Segment Option is linked to a particular Index’s performance. The Segment Term begins on the Segment Start Date and ends on the Segment End Date.
Segment Value — for each Index-Linked Segment Option selected for investment, the value of your allocation to that Segment Option on the Segment End Date after the application of Segment Credits and fees for the optional Rate Enhancement Rider (if any).
Surrender — any withdrawal, payment of a death benefit or Annuitization. The Bond Adjustment may apply only to Surrenders. The Surrender amount is the amount of Accumulated Value surrendered, adjusted for any applicable Bond Adjustment, but prior to the deduction of any applicable Surrender Charges. Negative Equity Adjustments and taxes and tax penalties may also apply.
Deductions for Contract fees and charges are not Surrenders under the Contract. If the optional Rate Enhancement Rider has been elected, the daily rider charges are deducted from the Crediting Base(s) for your Index-Linked Segment Option(s). Rider charge deductions will not trigger a Bond Adjustment. Nor will they trigger an Equity Adjustment, even when deducted before the end of a Segment Term, as such deductions are not based on the Segment Interim Value. See 7. FEES, CHARGES AND ADJUSTMENTS — Optional Benefit — Rate Enhancement Rider.
Surrender Charge — the charge deducted upon certain Surrenders taken from the Contract before the Annuitization Date.

Surrender Value — the Accumulated Value adjusted for any applicable Bond Adjustment and minus any applicable Surrender Charges. A Bond Adjustment may apply regardless of when the Surrender Value is calculated, including on the Segment End Date. In calculating the Surrender Value, there is not a direct adjustment for an Equity Adjustment or fee deductions for the optional Rate Enhancement Rider. Instead, any applicable Equity Adjustment or rider fees would be applied in calculating the Accumulated Value. Any applicable Equity Adjustment will be used to calculate the Segment Interim Value(s) that make up your Accumulated Value. Any fees for the optional Rate Enhancement Rider will be deducted from the Crediting Base(s) for your Index-Linked Segment Option(s) which, in turn, will be used to calculate the Segment Interim Value(s) and Segment Value(s) that make up your Accumulated Value. See 7. FEES, CHARGES AND ADJUSTMENTS— Optional Benefit — Rate Enhancement Rider. The resulting Accumulated Value is then used in calculating the Surrender Value. See the definition of Accumulated Value above for more information.
The amount allocated to the Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the minimum amount available from the Fixed Segment Option on any Surrender will not be less than the minimum nonforfeiture amount.
Transfer — the transfer of Accumulated Value among Segment Options. Transfers are only permitted to or from a Segment Option on a Segment End Date.
Valuation Date (Valuation Days) — any day that the New York Stock Exchange (“NYSE”) is open for trading, and trading is not restricted. A Valuation Day begins at the close of normal trading of the NYSE, generally 4:00 p.m. E.T., and ends at the close of normal trading of the NYSE on the next day it is open.
We, Our, Us— Principal Life Insurance Company (also referred to throughout this prospectus as the Company).
Withdrawal — any withdrawal under the Contract, including a full withdrawal, partial withdrawal, withdrawal of the Free Surrender Amount, RMD withdrawal, scheduled withdrawal or unscheduled withdrawal.
You, Your — the Owner of this Contract, including any Joint Owner.

2.OVERVIEW OF THE CONTRACT

Purpose of the Contract
The Contract is designed to provide a source of additional retirement income, as well as to help you accumulate retirement assets and achieve other long-term investment goals. The Contract can help supplement your retirement income through its Annuitization feature. The Contract also includes a death benefit to help financially protect your designated beneficiaries.
The Contract may be appropriate for you if: (i) you are looking for indirect exposure to equity markets through index-linked investment options that may include a level of downside protection; (ii) you have a long-term investment horizon and want to protect against the risk of you or your spouse outliving your income; (iii) you are interested in potential for tax-deferred growth; and/or (iv) you want a potential death benefit.
The Contract may not be appropriate for you if you plan to take withdrawals from an Index-Linked Segment Option prior to the end of a Segment Term, especially if you plan to take ongoing withdrawals such as required minimum distributions or scheduled withdrawals. See Contract Adjustments below. If you do intend to take ongoing withdrawals under the Contract, particularly from an Index-Linked Segment Option prior to the end of a Segment Term, you should consult with a financial professional.
The Contract is not intended for someone who is not comfortable with risk of loss. Negative Index performance, Surrender Charges, negative Bond Adjustments, negative Equity Adjustments, taxes and tax penalties may result in significant loss, including loss of principal. The Contract is not intended for someone who wants to make premium payments after the Contract Date.

Phases of the Contract
The Contract has two periods: (1) an accumulation period (for accumulating assets on a tax-deferred basis) and (2) an annuity period (for regular income).
1. Accumulation Period
During the accumulation period, to help you accumulate assets, you invest your Premium Payment and Accumulated Value in one or more of the Contract’s Segment Options. The Contract’s Segment Options currently include several Index-Linked Segment Options and a Fixed Segment Option. Additional information about each Segment Option is provided in an appendix to this prospectus. See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
Each Index-Linked Segment Option tracks the performance of an Index for a Segment Term. We will credit gain or loss (i.e., positive or negative interest) at the end of the Segment Term to amounts allocated to an Index-Linked Segment Option based, in part, on the performance of the Index. You could lose a significant amount of money if the Index declines in value.
For each Index-Linked Segment Option, on the Segment End Date, gain or loss will be applied to your investment in the form of a Segment Credit. The Segment Credit will be applied to the Crediting Base, which represents the amount contributed into the Segment Option, subject to reductions during the Segment Term. The Crediting Base will be reduced upon a partial Surrender. Generally, prior to the Segment End Date, the Crediting Base will be proportionately reduced, and this reduction could be greater than the amount Surrendered. On the Segment End Date, the Crediting Base will be reduced by the amount Surrendered.
To calculate a Segment Credit on a Segment End Date, we first calculate the Index performance using a point-to-point methodology, resulting in the Index Change. The Index Change will be the net percentage change in the Index Value between the Segment Start Date and the Segment End Date. You should be aware that each Index either (a) is a "price return index," not a "total return index," and therefore does not reflect dividends paid on securities composing the Index, or (b) deducts fees and costs when calculating Index performance. This will reduce the Index return and may cause the Index (and consequently your investment in an Index-Linked Segment Option) to underperform a direct investment in the securities composing the Index.

After calculating the Index Change, we then calculate the Segment Credit. The Segment Credit is calculated by multiplying the Crediting Base by the Segment Return. The Segment Return is determined by applying the Index-Linked Segment Option’s Buffer Rate, Peak Buffer Midpoint, Floor Rate, Cap Rate or

Participation Rate, as applicable, to the Index Change (as summarized further below under Negative Index Change and Positive Index Change).
At the end of a Segment Term, if the Segment Credit is positive, a gain is applied to your Crediting Base. If the Segment Credit is negative, a loss is applied to your Crediting Base. For example, assuming a Crediting Base of $20,000:
•If the starting Index Value is 1000 and the ending Index Value is 1050, the Index Change will be 5%. Assuming a Cap Rate greater than 5% and a Participation Rate of 100%, the Segment Credit will be 5%. We would apply a $1,000 gain by applying the Segment Credit of 5% to your Crediting Base of $20,000, resulting in a Segment Value of $21,000 (i.e., $20,000 x (1 + 5%) = $21,000).
•If instead the starting Index Value is 1000 and the ending Index Value is 750, the Index Change will be -25%. Assuming a Buffer Rate of 20%, the Segment Credit will be -5% (i.e., the extent to which the negative Index Change exceeds the Buffer Rate). We would apply a $1,000 loss by applying the Segment Credit of -5% to your Crediting Base of $20,000, resulting in a Segment Value of $19,000 (i.e., $20,000 x (1 + -5%) = $19,000).
Negative Index Change — Each Index-Linked Segment Option has a buffer or floor feature. The Buffer Rate or Floor Rate, as applicable, will provide a specified amount of protection from Index losses, as follows:
•For a Buffer Segment Option, the Company will absorb Index losses up to the Buffer Rate. You will be responsible for any Index losses greater than the Buffer Rate. For example, if the Index Change is -25% and the Buffer Rate is 10%, we will apply a 15% loss (the amount of negative Index Change that exceeds the Buffer Rate) at the end of the Segment Term.
Note: A 0% Buffer Rate will provide no protection from Index losses. For example, if the Index Change is -25% and the Buffer Rate is 0%, we will apply a 25% loss (the amount of the negative Index Change) at the end of the Segment Term. If instead the Index Change were -100%, we would apply a 100% loss, meaning you would lose your entire investment in that Segment Option due to negative Index performance.
•For a Floor Segment Option, the Company will absorb Index losses greater than the Floor Rate. You will be responsible for any Index losses up to the Floor Rate. For example, if the Index Change is -25% and the Floor Rate is 10%, we will apply a 10% loss (the amount of negative Index Change up to the Floor Rate) at the end of the Segment Term.
Note: A 0% Floor Rate will provide complete protection from Index losses. For example, if the Index Change is -25% and the Floor Rate is 0%, we will apply a 0% loss (i.e., no loss) at the end of the Segment Term. However, like any Index-Linked Segment Option, there may be losses due to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and/or taxes and tax penalties.
For a Peak Buffer Segment Option, same as a Buffer Segment Option, you will be responsible for any Index losses greater than the Buffer Rate. For example, if the Index Change is -30% and the Buffer Rate is 20%, we will apply a 10% loss (the amount of negative Index Change that exceeds the Buffer Rate) at the end of the Segment Term. However, unlike a Buffer Segment Option, a Peak Buffer Segment Option has an inverse crediting feature that provides for potential gain in the event of a negative Index Change, provided that the negative Index Change does not exceed the Buffer Rate. In that scenario, the amount of gain is based on the negative Index Change, Buffer Rate and Peak Buffer Midpoint, as follows:
•If the negative Index Change does not exceed the Peak Buffer Midpoint (10%), we would apply a gain equal to the opposite of the Index Change. For example, if the Index Change is -8%, we would apply an 8% gain at the end of the Segment Term (i.e., the opposite of an 8% loss).
•If the negative Index Change exceeds the Peak Buffer Midpoint (10%) but not the Buffer Rate, we would apply a gain equal to the Buffer Rate less the negative Index Change. For example, assuming a Buffer Rate of 20%, if the Index Change is -14%, we would apply a 6% gain at the end of the Segment Term (i.e., 20% – 14% = 6%).

•If the negative Index Change equals the Buffer Rate, your Segment Credit will be 0% (i.e., no gain or loss).
Each Index-Linked Segment Option’s limit on Index losses is guaranteed not to change, either during a Segment Term or for future Segment Terms.
You should be aware that an Index-Linked Segment Option's limit on Index loss applies only at the end of a Segment Term. Therefore, the limit on Index loss will not apply unless you hold your investment for the entire Segment Term. Also, the limit on Index loss is only for a single Segment Term. Over multiple Segment Terms, your cumulative losses may exceed the limit on Index loss for any single Segment Term. Furthermore, as summarized under Contract Adjustments below, losses due to a negative Bond Adjustment or negative Equity Adjustment could be significant and could result in a loss beyond an Index-Linked Segment Option's limit on Index loss.
We reserve the right to add and remove Segment Options as available investment options. We guarantee that the following Segment Option will be available (subject to our right of Index substitution) for the life of the Contract: Point-to-Point, S&P 500 Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. As such, an Index-Linked Segment Option with a 10% Buffer Rate will always be available under the Contract. This means that there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater).
We do not guarantee the availability of any other Index-Linked Segment Option or the Fixed Segment Option. In the future, we may not offer any Floor Segment Options, and we do not guarantee a minimum Floor Rate for any new Floor Segment Option that we may offer in the future. If we exercise our right to remove one or more Segment Options, and you do not wish to invest in any of the Segment Options that are made available for investment (which may be limited to the sole Index-Linked Segment Option that we guarantee to make available), your only option would be to take a full withdrawal or fully annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties.
Positive Index Change — In exchange for a specified amount of protection against Index losses, we may limit Index gains at the end of a Segment Term. We calculate Index gains using a Participation Rate and Cap Rate. The Participation Rate is the percentage of positive Index performance in which you can participate for a Segment Term. The Cap Rate serves as a maximum amount of gain you can earn due to positive Index performance at the end of a Segment Term.
For each Index-Linked Segment Option other than those with a 0% Buffer Rate, if the Index Change is positive, the gain applied on the Segment End Date will equal the Index Change multiplied by the Participation Rate, subject to the Cap Rate. The Participation Rate and Cap Rate operate together as follows:
•If the Participation Rate is less than 100%, it will decrease your participation in the positive Index performance. For example: if the Index Change is 5%, the Participation Rate is 80% and the Cap Rate is 10%, we would apply a 4% gain using the Participation Rate (i.e., 5% x 80% = 4%). If the Index Change were instead 15%, we would apply a 10% gain, because a gain using the Participation Rate (12%) would exceed the Cap Rate (10%).
•If the Participation Rate is greater than 100%, it will increase your participation in the positive Index performance. For example: If the Index Change is 5%, the Participation Rate is 120% and the Cap Rate is 10%, we would apply a 6% gain using the Participation Rate (i.e., 5% x 120% = 6%). If the Index Change were instead 15%, we would apply a 10% gain, because a gain using the Participation Rate (18%) would exceed the Cap Rate (10%).
•If the Participation Rate is 100%, it will neither decrease nor increase your participation in the positive Index performance. For example: if the Index Change is 5%, the Participation Rate is 100% and the Cap Rate is 10%, we would apply a 5% gain using the Participation Rate (i.e., 5% x 100% = 5%). If the Index Change were instead 15%, we would apply a 10% gain, because a gain using the Participation Rate (15%) would exceed the Cap Rate (10%).
You should be aware that the Cap Rate and Participation Rate, as limitations on Index gains, may cause your returns to be lower than the Index's returns, as reflected in the examples above. We may choose not to declare a Cap Rate for a particular Segment Option and Segment Term. In that case, the Segment Option will not be subject to a Cap Rate limitation for that Segment Term. However, your participation in any positive Index performance would nonetheless be limited on the Segment End Date if the Participation Rate is less than 100%.
For the Index-Linked Segment Options with a 0% Buffer, there is no Cap Rate limitation. Your participation in any positive Index performance on the Segment End Date will be subject to the declared Participation Rate, which will be at least 100%. For example, if the Index Change is 5% and the Participation Rate is 100%, we would apply a 5% gain using the Participation Rate (i.e., 5% x 100% = 5%). If the Participation Rate were instead 120%, we would apply a 6% gain using the Participation Rate (i.e., 5% x 120% = 6%).
The Cap Rates and Participation Rates applicable to your initial Segment Term will be listed in your Data Pages. Those Cap Rates and Participation Rates are not guaranteed for future Segment Terms. For future Segment Terms, we may declare different Cap Rates and Participation Rates.
The lowest Cap Rate and Participation Rate that may be established under the Contract are 0.50% and 5.00%, respectively. We will not declare a Cap Rate or Participation Rate below the applicable guaranteed minimum. The guaranteed minimum Cap Rate and Participation Rate will not change for the life of the Contract. We reserve the right to offer Index-Linked Segment Options with different types of limits on Index gains in the future.
2.Annuity Period
Any time after the second Contract Year, you may Annuitize your Contract by electing to receive a stream of income payments under an annuity benefit payment option. We offer fixed annuity benefit payments only. You may elect to Annuitize the entire Contract (full Annuitization) or a portion of your Contract (partial Annuitization). Upon partial Annuitization, the non-annuitized Accumulated Value remains in the accumulation period.
The Annuitization Date is the date that your entire Accumulated Value has been applied to an annuity benefit payment option. The latest Annuitization Date is shown on the Data Page (referred to as the maximum Annuitization Date) and is generally the Contract Anniversary following the Annuitant’s 95th birthday. If Joint Annuitants are named on the application, the latest Annuitization Date will be set based on the age of the older Joint Annuitant.
You will be unable to take withdrawals during the annuity period. All benefits from the accumulation period terminate once the Contract has been fully Annuitized, including the death benefit. No amounts will be payable upon death unless your selected annuity benefit payment option provides otherwise.
Contract Features
Access to your Money. You may withdraw all or a portion of your Accumulated Value at any time before the Annuitization Date. However, withdrawals and other Surrenders may be subject to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties. Withdrawals and other Surrenders will reduce the death benefit, perhaps by more than the amount withdrawn. You should consult with your financial professional about the risks associated with withdrawals and other Surrenders under the Contract.
Initial Holding Account. Beginning on the Contract Date, your Premium Payment (plus credited interest) will be temporarily held in the Initial Holding Account. The Initial Holding Account credits daily interest. Your Premium Payment (plus credited interest) will be allocated from the Initial Holding Account to your selected Segment Option(s) on the next Segment Start Date (i.e., the next 9th or 23rd of any month), if we received the Premium Payment at least one Valuation Day prior to the next Segment Start Date. If not received by then, the Premium Payment will be allocated to your selected Segment Option(s) on the Segment Start Date immediately following the next Segment Start Date. We reserve the right to hold your Premium Payment (plus credited interest) in the Initial Holding Account until the end of the free look period. If we exercise this right, your Premium Payment would be held in the Initial Holding Account for the duration of the free look period plus the number of days until the next Segment Start Date after the free look period expires.
Free Surrender Amount. There is a Free Surrender Amount under the Contract, which is the amount that may be withdrawn from the Contract each Contract Year without a Surrender Charge (or a Bond Adjustment depending on when your Contract was issued). Each Contract Year, the Free Surrender Amount will be equal to the greater of (i) 10% of your Premium Payment or (ii) your RMD amount, as applicable.
•For Contracts with applications signed on or after May 1, 2025, the Free Surrender Amount is the amount that may be withdrawn each Contract Year without a Surrender Charge or a Bond

Adjustment. However, such withdrawals may be subject to Equity Adjustments and taxes and tax penalties.
•For Contracts with applications signed before May 1, 2025, the Free Surrender Amount is the amount that may be withdrawn each Contract Year without a Surrender Charge. However, such withdrawals may be subject to Bond Adjustments, Equity Adjustments and taxes and tax penalties.
Annuitizations are not subject to Surrender Charges regardless of your remaining Free Surrender Amount, but are subject to Bond Adjustments. Partial Annuitizations count against your remaining Free Surrender Amount (if any) for a Contract Year, thereby reducing any Free Surrender Amount remaining for subsequent withdrawals during the same Contract Year. Death benefits are not subject to Surrender Charges regardless of your remaining Free Surrender Amount, but are subject to Bond Adjustments.
Segment Lock-In. This feature allows you to lock in an Index-Linked Segment Option’s Equity Adjustment prior to the Segment End Date. Segment Lock-In is available with all of the Index-Linked Segment Options for no additional charge. Segment Lock-In may be of interest to people who are interested in eliminating some of the uncertainty regarding Index performance for the remainder of a Segment Term, or who want to potentially limit the impact of a negative Segment Credit they may otherwise receive.
You should consult with a financial professional before executing Segment Lock-In for an Index- Linked Segment Option. There are significant risks associated with Segment Lock-In. At the time you exercise a Segment Lock-In, you will not know the locked-in Equity Adjustment. The locked-in Equity Adjustment could be lower than you anticipated. If you lock-in a negative Equity Adjustment, you will be locking-in a loss, which could be significant.
Rate Enhancement Rider. The Rate Enhancement Rider is an optional benefit that can be elected only at the time you purchase the Contract. This benefit provides an increased Participation Rate and/or Cap Rate on the Index-Linked Segment Options that you have selected for investment. There is an additional charge. If the optional Rate Enhancement Rider has been elected, your Crediting Base(s) for your Index-Linked Segment Option(s) will be reduced daily by the dollar amount of the rider charge.
Tax Treatment. Your Premium Payment accumulates on a tax-deferred basis. Your earnings are not taxed until money is taken out of the Contract, such as when you make a withdrawal, you receive an income payment or a death benefit is paid.
Death Benefit. The Contract includes a death benefit during the accumulation period. If the age of the oldest Owner on the application date is 79 or younger, the death benefit will equal the greater of (i) Accumulated Value, subject to the Bond Adjustment (which could be negative), or (ii) your Premium Payment, subject to proportionate reductions for partial Surrenders (and any applicable Surrender Charges). Such proportionate reductions could be greater than the amount Surrendered. If the age of the oldest Owner on the application date is 80 or older, the death benefit will equal the Accumulated Value, subject to the Bond Adjustment (which could be negative). Partial withdrawals, partial Annuitizations, negative Bond Adjustments and negative Equity Adjustments could significantly reduce the death benefit.
Critical Need Surrender Charge Waiver Rider. This rider is included in the Contract for no additional charge. The rider waives the Surrender Charge after the first Contract Anniversary if the Owner or Annuitant has a critical need (i.e., confinement to a health care facility, terminal illness diagnosis or total and permanent disability). Surrenders under this rider are not subject to Surrender Charges, but may be subject to negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties.
Contract Adjustments
You could lose a significant amount of money due to a negative Bond Adjustment or negative Equity Adjustment.

Bond Adjustments. Upon taking a Surrender, the amount withdrawn or otherwise Surrendered may be subject to a Bond Adjustment. A Bond Adjustment may be positive, negative or equal to zero. A negative Bond Adjustment will result in loss. A Bond Adjustment may apply regardless of when the Surrender occurs, including on a Segment End Date. Bond Adjustments are not reflected in Accumulated Value. They are applied to the amount Surrendered, increasing or decreasing the amount payable.

Except as otherwise provided below, a Bond Adjustment will apply to any withdrawal, Annuitization or death benefit.
For Contracts with applications signed on or after May 1, 2025, a Bond Adjustment does not apply to withdrawals of the Free Surrender Amount (e.g., RMD withdrawals). For Contracts with applications signed before May 1, 2025, a Bond Adjustment does apply to withdrawals of the Free Surrender Amount (e.g., RMD withdrawals).
A Bond Adjustment does not apply to withdrawals or other Surrenders deducted from the Initial Holding Account or to exercise of the Contract’s free look rights. Also, a Bond Adjustment will be zero (0%) on any Segment Anniversary evenly divisible by six (6) (e.g., 6, 12, 18, etc.).
The Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the minimum amount available from the Fixed Segment Option on any Surrender will not be less than the minimum nonforfeiture amount under state law.

Equity Adjustments. Upon any withdrawal, Annuitization or death benefit from an Index-Linked Segment Option prior to the Segment End Date, an Equity Adjustment will apply. An Equity Adjustment will also apply upon exercise of Segment Lock-In for an Index-Linked Segment Option. An Equity Adjustment may be positive, negative or equal to zero. A negative Equity Adjustment will result in loss. Equity Adjustments are reflected in Segment Interim Values.

3.IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES AND ADJUSTMENTS		Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Surrender Charges. If you take a withdrawal during the first six Contract Years, you may be assessed a Surrender Charge of up to 8% of the amount withdrawn. For example, if you invest $100,000 in the Contract and make an early withdrawal, you could pay a Surrender Charge of up to $8,000. This loss will be greater if there are also negative Bond Adjustments, negative Equity Adjustments, taxes or tax penalties.
Bond Adjustments and Equity Adjustments –
•Bond Adjustments. If you take a withdrawal or other Surrender from a Segment Option, we may apply a Bond Adjustment, which may be negative. In extreme circumstances, you could lose up to 100% of the amount Surrendered from an Index-Linked Segment Option due to a negative Bond Adjustment. For example, if you withdraw or otherwise Surrender $100,000 from an Index-Linked Segment Option, you could lose up to $100,000 of the Surrender proceeds. In other words, $100,000 would be removed from your Index-Linked Segment Option, but in the event of a negative Bond Adjustment, it is possible that you could receive $0. Bond Adjustments may apply to a withdrawal, death benefit payment or Annuitization, regardless of when it occurs, including a Segment End Date.
•Equity Adjustments. If all or a portion of Contract value is removed from an Index-Linked Segment Option prior to a Segment End Date, we will apply an Equity Adjustment, which may be negative. In extreme circumstances, you could lose up to 100% of your investment in an Index-Linked Segment Option due to a negative Equity Adjustment. For example, if you allocate $100,000 to an Index-Linked Segment Option with a 2-year Segment Term and take a withdrawal before the 2 years have ended, you could lose your $100,000 investment. An Equity Adjustment will apply to any withdrawal, death benefit or Annuitization occurring on any day during a Segment Term other than the Segment End Date. An Equity Adjustment will also apply upon exercise of Segment Lock-In for an Index-Linked Segment Option.
•Losses due to negative Bond or Equity Adjustments will be greater if you also have to pay a Surrender Charge, taxes or tax penalties.
4. FEE TABLE 7. FEES, CHARGES AND ADJUSTMENTS — Deferred Sales Load (“Surrender Charge”), Equity Adjustment, Bond Adjustment 10. INDEX- LINKED SEGMENT OPTION MECHANICS — Segment Interim Value
Are There Transaction Charges?	No. Other than Surrender Charges, Bond Adjustments and Equity Adjustments, there are no other transaction charges under the Contract.	Not Applicable

Are There Ongoing Fees and Expenses?
Yes.
Under the Index-Linked Segment Options, there is an implicit ongoing fee to the extent that your participation in Index gains is limited by our use of a Cap Rate or Participation Rate. This means that your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.
The table below describes the fees and expenses that you may pay each year, depending on whether you choose the optional benefit. Please refer to your Data Page for information about the specific fees you will pay each year based on the options you have elected.
4. FEE TABLE 7. FEES, CHARGES AND ADJUSTMENTS
	Annual Fee	Minimum	Maximum
	Optional benefit available for an additional charge	0.00%	0.95%(1)
(1)As a percentage of the Crediting Base on the Segment Term Start Date for each Index-Linked Segment Option.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning the Contract, the following table shows the highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Surrender Charges, negative Bond Adjustments and negative Equity Adjustments that substantially increase costs.

	Lowest Annual Cost: $0.00	Highest Annual Cost: $896.80
	Assumes: • Investment of $100,000 • 5% annual appreciation • No Rate Enhancement Rider • No sales charges • No Transfers or withdrawals	Assumes: • Investment of $100,000 • 5% annual appreciation • Rate Enhancement Rider • No sales charges • No Transfers or withdrawals

RISKS	Location in Prospectus
Is there a Risk of Loss from Poor Performance?
Yes.
•You can lose money by investing in the Contract, including loss of principal and previous earnings.
•Under an Index-Linked Segment Option, the maximum amount of loss that you could experience from negative Index performance at the end of a Segment Term, after taking into account the minimum limits on Index loss currently provided under the Contract, would be: 100% loss for a 0% Buffer Rate; 90% loss for a 10% Buffer Rate; 80% loss for a 20% Buffer Rate; 10% loss for a 10% Floor Rate; or 0% loss for a 0% Floor Rate.
•The limits on Index loss offered under the Contract may change from one Segment Term to the next; however, we will always offer an Index-Linked Segment Option with a 10% Buffer Rate. As such, there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater).
•In the future, we may not offer any Index-Linked Segment Options with a floor, and we do not guarantee a minimum Floor Rate for any new Floor Segment Option that we may offer in the future.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Is this a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The Contract’s tax deferral and long-term income features are generally more beneficial to investors with a long time horizon.
•Amounts withdrawn or otherwise Surrendered under the Contract may be subject to Surrender Charges, negative Bond Adjustments and taxes and tax penalties. In addition, for Index-Linked Segment Options, withdrawals and other Surrenders before the Segment End Date may result in negative Equity Adjustments and loss of positive Index performance.
•Withdrawals and other Surrenders will reduce your Crediting Base in a Segment Option. Generally, prior to the Segment End Date, the Crediting Base for an Index-Linked Segment Option will be proportionately reduced, and the proportionate reduction could be greater than the amount Surrendered. Reductions to your Crediting Base will result in lower Segment Interim Values for the remainder of the Segment Term and less Segment Return (if any) on the Segment End Date.
•At the end of a Segment Term, Accumulated Value in the ended Segment Option will be reinvested, Transferred, withdrawn or Annuitized based on your instructions. In the absence of instructions, that amount will be re-invested in the same Segment Option for a new Segment Term (with the Cap Rate and Participation Rate or annual interest rate applicable to a new Segment Term). If the same Segment Option is no longer available, that amount will be automatically Transferred to the applicable default option.
oIf the ended Segment Option is an Index-Linked Segment Option, and that Index-Linked Segment Option is no longer available, the default option will be a 1-year Index-Linked Segment Option with the same Index and Buffer Rate or Floor Rate, if available (with the Cap Rate and Participation Rate applicable to a new Segment Term). If there is no such Segment Option available, the default option will be the Fixed Segment Option (with the annual interest rate applicable to a new Segment Term).
oIf the ended Segment Option is the Fixed Segment Option, and the Fixed Segment Option is no longer available, the default option will be the following Index-Linked Segment Option: Point-to-Point, S&P 500 Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 0% Floor.
oWe reserve the right to change the default Segment Options in the future.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

What are the Risks Associated with the Investment Options?
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Index-Linked Segment Options). Each investment option (including the Fixed Segment Option) has its own unique risks. You should review the available investment options before making an investment decision.
For Index-Linked Segment Options
•The Participation Rate and Cap Rate, as applicable, may limit positive Index returns (i.e., limited upside). This may result in you earning less than the Index return. For example:
oIf the Index Change is 5%, Participation Rate is 80% and Cap Rate is 10%, we would apply only 4% gain at the end of the Segment Term using the Participation Rate (i.e., 5% x 80% = 4%).
oIf the Index Change were instead 15%, we would not apply the Participation Rate, as that would result in gain (12%) exceeding the Cap Rate (10%). We would apply only 10% gain using the Cap Rate at the end of the Segment Term.
•The Buffer Rate or Floor Rate, as applicable, may limit your losses due to negative Index returns at the end of the Segment Term (e.g., limited protection in the case of market decline). Although your losses from negative Index returns may be limited, they may not be entirely prevented, and you could lose a significant amount of money. For example:
oIf the Index Change is -25% and the Buffer Rate is 10%, we will apply a 15% loss (the amount of negative Index performance that exceeds the Buffer Rate) at the end of the Segment Term.
oIf the Index Change is -25% and the Floor Rate is 10%, we will apply a 10% loss (the amount of negative Index performance up to the Floor Rate) at the end of the Segment Term.
•A 0% Buffer Rate will provide no protection from losses due to negative Index returns (i.e., no protection in the case of market decline).
•While a Floor Segment Option with a 0% Floor Rate provides complete protection from losses due to negative Index returns, like any other Index-Linked Segment Option, there may be losses due to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties.
•While a Peak Buffer Segment Option provides for potential gain in the event of negative Index returns that do not exceed the Buffer Rate, a Peak Buffer Segment Option does not provide protection from losses for any negative Index returns in excess of the Buffer Rate.
•The limit on Index loss for an Index-Linked Segment Option applies only at the end of a Segment Term. Therefore, the limit on Index loss will not apply unless you hold your investment for the entire Segment Term. Also, the limit on Index loss is only for a single Segment Term. Over multiple Segment Terms, your cumulative losses may exceed the stated limit on Index losses for any single Segment Term.
•An Index-Linked Segment Option's limit on Index loss provides no protection from negative Bond Adjustments or negative Equity Adjustments.
•Each Index either (a) is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on securities composing the Index, or (b) deducts fees and costs when calculating Index performance. This will reduce the Index return and may cause the Index (and consequently your investment in the Index-Linked Segment Option) to underperform a direct investment in the securities composing the Index.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Segment Option and Index-Linked Segment Options), guarantees or benefits of the Contract are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request by calling 1-800-852-4450.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

RESTRICTIONS	Location in Prospectus
Are there Restrictions on the Investment Options?
Yes.
•There are no restrictions that limit the Segment Options you may choose, but there are significant limitations on Transfers of Accumulated Value among Segment Options.
oTransfers are permitted only on Segment End Dates.
oTransfers are not permitted into an Index-Linked Segment Option while there is an ongoing Segment Term for that Segment Option.
•We reserve the right to add and remove Segment Options as available investment options. We guarantee that the following Segment Option will be available (subject to our right of Index substitution) for the life of the Contract: Point-to-Point, S&P 500 Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer.
•If we exercise our right to remove one or more Segment Options, and you do not wish to invest in any of the Segment Options that are made available for investment (which may be limited to the sole Index-Linked Segment Option that we guarantee to make available), your only option would be to take a full withdrawal or fully annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, or a negative Equity Adjustment, taxes and tax penalties.
•Each Index-Linked Segment Option’s limit on Index losses for a single Segment Term is guaranteed not to change, either during a Segment Term or for future Segment Terms.
•We may change the limits on Index gains from one Segment Term to the next. The lowest Cap Rate and Participation Rate that may be established under the Contract are 0.50% and 5.00%, respectively.
•For each Index-Linked Segment Option with a 0% Buffer Rate, there is no Cap Rate limitation on Index gains, and the lowest Participation Rate that may be established is 100%.
•We reserve the right to substitute the Index for an Index- Linked Segment Option during its Segment Term.
•The Contract is a single premium product. Additional premium payments will not be accepted.
•Depending on your state, or your financial professional or your financial professional's firm, certain investment options may not be available.

8. PURCHASING THE CONTRACT — How to Buy a Contract
9. FIXED SEGMENT OPTION MECHANICS
10. INDEX- LINKED SEGMENT OPTION MECHANICS
11. OPTIONS AT END OF SEGMENT TERM
13. BENEFITS AVAILABLE UNDER THE CONTRACT
APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
APPENDIX C: STATE VARIATIONS

Are there any Restrictions on Contract Benefits?
Yes.
•There are restrictions and limitations relating to benefits offered under the Contract (e.g., death benefit, Segment Lock-In).
•Except as otherwise provided, Contract benefits may not be modified or terminated by the Company.
•Withdrawals will reduce the death benefit, perhaps by more than the amount withdrawn.
•If you purchase the Rate Enhancement Rider:
oYour Participation Rates and/or Cap Rates will be higher than the standard rates we declare, but there is no guaranteed minimum increase to the standard rates.
oDaily rider charges are deducted from the Crediting Base(s) for your Index-Linked Segment Option(s). This will not trigger Bond Adjustments or Equity Adjustments. However, the reductions will reduce your Crediting Base(s), resulting in lower Segment Interim Values for the remainder of the Segment Term, and less gain or more loss, as applicable, at the end of the Segment Term.
•Depending on your state, or your financial professional or your financial professional's firm, certain benefits may not be available, or may be available on different terms.
10. INDEX- LINKED SEGMENT OPTION MECHANICS – Segment Lock-In 13. BENEFITS AVAILABLE UNDER THE CONTRACT 14. RATE ENHANCEMENT RIDER 15. DEATH BENEFIT APPENDIX C: STATE VARIATIONS
TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), there is no additional tax benefit from the Contract.
•Withdrawals will be subject to ordinary income tax. You also may have to pay a 10% penalty tax if you take a withdrawal before age 59½.
18. TAXES
CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
Your investment professional may receive compensation for selling the Contract to you in the form of commissions, other cash compensation (e.g., bonuses) and non-cash compensation. Your investment professional may have a financial incentive to offer or recommend the Contract to you over another investment.
8. PURCHASING THE CONTRACT — Distribution of the Contract
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your existing contract if you determine, after comparing the features, fees and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.
8. PURCHASING THE CONTRACT — Distribution of the Contract

4. FEE TABLE
The following tables describe the fees, expenses and adjustments that you will pay when buying, owning and making withdrawals or other Surrenders from a Segment Option or from the Contract. Please refer to your Contract Data Pages for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses you will pay at the time that you buy the Contract, make withdrawals or other Surrenders from a Segment Option or from the Contract, or transfer Contract value between Segment Options. State premium taxes may also be deducted.

Transaction Expenses
Surrender Charge(1)
(as a percentage of the amount Surrendered)    8%
(1)Surrender Charges apply to withdrawals during the first six Contract Years. The Surrender Charge declines during the first six Contract Years according to the following schedule:

Contract Year	Surrender Charge (as a percentage of the amount Surrendered)
1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8%
2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8%
3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7%
4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6%
5 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5%
6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4%
7+ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0%
The Free Surrender Amount for a Contract Year will be equal to the greater of (i) 10% of your Premium Payment or (ii) your RMD amount, as applicable. For Contracts with applications signed on or after May 1, 2025, the Free Surrender Amount may be withdrawn from the Contract without a Surrender Charge or a Bond Adjustment, but may be subject to Equity Adjustments and taxes and tax penalties. For Contracts with applications signed before May 1, 2025, the Free Surrender Amount may be withdrawn from the Contract without a Surrender Charge, but may be subject to Bond Adjustments, Equity Adjustments and taxes and tax penalties.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract value is removed from a Segment Option or from the Contract before the expiration of a specified period.

Adjustments
Bond Adjustment Maximum Potential Loss(1)
(as a percentage of the amount Surrendered from an Index-Linked Segment Option)    100%
Equity Adjustment Maximum Potential Loss(2)
(as a percentage of your investment in an Index-Linked Segment Option)    100%
(1)For Contracts with applications signed on or after May 1, 2025: Except as otherwise provided below, a Bond Adjustment will apply to the following regardless of when it occurs (even a Segment End Date): (i) any withdrawal in excess of the Free Surrender Amount; (ii) any Annuitization; or (iii) any death benefit. Note: A Bond Adjustment does not apply to RMD withdrawals, as RMD withdrawals will be withdrawals of the Free Surrender Amount.
For Contracts with applications signed before May 1, 2025: Except as otherwise provided below, a Bond Adjustment will apply to the following regardless of when it occurs (even a Segment End Date): (i) any withdrawal; (ii) any Annuitization; or (iii) any death benefit. Note: Bond Adjustments do apply to withdrawals of the Free Surrender Amount.

For all Contracts: A Bond Adjustment does not apply to withdrawals or other Surrenders deducted from the Initial Holding Account. The Bond Adjustment will be 0% on every Segment Anniversary evenly divisible by 6 (e.g., 6, 12, 18, etc.). A Bond Adjustment does not apply upon exercise of the Contract’s free look rights. For the Fixed Segment Option, the maximum amount of loss due to a Bond Adjustment is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the minimum amount available from the Fixed Segment Option will not be less than the minimum nonforfeiture amount under state law.
(2)An Equity Adjustment will apply upon any withdrawal, Annuitization or death benefit from an Index-Linked Segment Option prior to the Segment End Date. An Equity Adjustment will also apply upon exercise of Segment Lock-In for an Index-Linked Segment Option.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract. If you choose to purchase the optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
Optional Benefit Expense – Rate Enhancement Rider(1)
(as a percentage of each Index-Linked Segment Option Crediting Base)    0.95%

(1) Applies to each Index-Linked Segment Option selected for investment, assessed as a percentage of the Crediting Base as of the Segment Term Start Date. The charge is deducted daily from the Crediting Base(s). The Crediting Base is reduced by the dollar amount of the daily charge. The reduction is not proportionate, even when deducted prior to the Segment End Date. The deduction will not trigger a Bond Adjustment or Equity Adjustment.
In addition to the fee described above, we may limit the amount you can earn on the Index-Linked Segment Options. This means your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses.
5.PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Risk of Loss in Index-Linked Segment Options
An investment in this Contract is subject to the risk of poor investment performance of the Index-Linked Segment Options to which you have allocated Accumulated Value. You can lose money by investing in this Contract, including loss of principal and/or prior earnings. While limited protection from Index losses may be provided under your Contract through a Buffer Segment Option, Peak Buffer Segment Option or Floor Segment Option, you bear some level of the risk of decline in your Contract’s Accumulated Value resulting from the performance of the Index-Linked Segment Options. The risk of losses may be significant.
Because of potential Equity Adjustments and/or Bond Adjustments, in extreme circumstances, it is possible the total loss could be 100% (i.e., a complete loss of your Premium Payment and any prior earnings) even if your Contract is outside of the Surrender Charge period. While the Equity Adjustment only applies on dates other than the Segment End Date, the Bond Adjustment may always apply, even on the Segment End Date. For additional information, see 10. INDEX-LINKED SEGMENT OPTION MECHANICS.

Risk of Loss in Exercising Free Look
Upon exercising your free look rights, the amount we will return to you will be based on the state law applicable to your Contract as follows:
•In the states that require us to return your Premium Payment, we will return your Premium Payment without any interest earned.
•In states where we return your Contract Accumulated Value, the free look amount will be the Contract Accumulated Value plus any premium tax charge deducted. If you have elected to have taxes withheld, we will subtract any applicable federal and state income tax withholding from the amount returned to you. In addition, with respect to any portion of your Premium Payment allocated to an Index-Linked Segment Option, you assume risk of loss due to the possibility of a negative Equity Adjustment. As a result, you may receive less money upon the exercise of your free look rights than you paid into the Contract in Premium Payment.

•In states that require us to return the greater of your Premium Payment and your Contract Accumulated Value, the free look amount will be the greater of the values in the previous two bullets.
For additional information, see 8. PURCHASING THE CONTRACT — Right to Examine the Contract (Free Look).

Initial Holding Account Risk
When you first invest in the Contract, your Premium Payment will be held in the Initial Holding Account temporarily. While in the Initial Holding Account the amount invested earns only a fixed interest rate. We determine the annual interest rate for the Initial Holding Account at our discretion. In no event will we declare an annual interest rate lower than the Guaranteed Minimum Interest Rate of 0.05%. You bear the risk that we will not credit interest at a rate greater than the Guaranteed Minimum Interest Rate.
Your Premium Payment (plus credited interest) will be allocated from the Initial Holding Account to your selected Segment Option(s) on the next Segment Start Date (i.e., the next 9th or 23rd of any month), if we received the Premium Payment at least one Valuation Day prior to the next Segment Start Date. If not received by then, the Premium Payment will be allocated to your selected Segment Option(s) on the Segment Start Date immediately following the next Segment Start Date. We reserve the right to hold your Premium Payment (plus credited interest) in the Initial Holding Account until the end of the free look period. If we exercise this right, your Premium Payment would be held in the Initial Holding Account for the duration of the free look period plus the number of days until the next Segment Start Date after the free look period expires. Please note that free look periods vary by state. See APPENDIX C for state variations.
Depending on when we receive your Premium Payment, when Valuation Days occur in a given calendar month, and the length of the free look period under your Contract, it is possible that your Premium Payment (plus credited interest) could be held in the Initial Holding Account for an extended period of time, potentially multiple months. The Contract does not include a specific maximum number of days that the Premium Payment (plus credited interest) may be held in the Initial Holding Account. The specific number of days will depend on your circumstances, the allocation rules described above, and potentially factors that are beyond our control, such as unanticipated closures of the New York Stock Exchange. For example, assume that we receive your application in Good Order and your Premium Payment on October 9, 2024, we exercise our right to hold your Premium Payment in the Initial Holding Account until the end of the free look period, and the longest free look period currently possible of 45 days (for replacement Contracts issued in Pennsylvania) applies. Based on these assumptions, your Premium Payment (plus credited interest) would remain in the Initial Holding Account until December 9, 2024 (61 days total).
For additional information, see 8. PURCHASING THE CONTRACT — Initial Holding Account.

Index Performance Risk
If you invest in an Index-Linked Segment Option, you will be exposed to the investment risks associated with the applicable Index, including the following:
•The performance of an Index is based on changes in the values of the securities or other assets that compose the Index. The securities and assets composing the Indices are subject to a variety of investment risks, many of which are complicated and interrelated.
•The performance of an Index will fluctuate, sometimes rapidly and unpredictably. Both short-term and long-term negative Index performance, over one or multiple Segment Terms, may cause you to lose principal or previous earnings. The historical performance of an Index does not guarantee future results. It is impossible to predict whether an Index will perform positively or negatively over the course of a Segment Term or multiple Segment Terms.
•Each Index’s performance is subject to market risk, equity risk and issuer risk (in addition to other risks identified in this section):
•Market Risk. Each Index could decrease in value over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Negative fluctuations in the value of an Index may be significant and unpredictable.

•Equity Risk. Each Index is comprised of equity securities. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.
•Issuer Risk. The performance of each Index depends on the performance of individual securities included in the Index. Changes in the financial condition, credit rating, or public perception of an issuer of those securities may cause the value of the issuer’s securities to decline.
In recent years, the financial markets have at times experienced periods of significant volatility and negative returns, contributing to an uncertain and evolving economic environment. The performance of the markets has been impacted by several interrelating factors such as, but not limited to, natural disasters, public health crises, inflation, political and social developments, and military and governmental actions. You should consult with your financial professional about how market conditions may impact your investment decisions under the Contract.
•We calculate an Index Change by comparing the value of the Index between two specific points in time, which means the performance of the Index may be negative or flat for the Segment Term as a whole (including a multi-year Segment Term) even if the Index performed positively for certain periods of time during the Segment Term.
•An investment in an Index-Linked Segment Option is not an investment in the companies that compose the applicable Index. You will not be invested in the Index or in the securities tracked by the Index. You will have no voting rights, no rights to receive cash dividends or other distributions and no other rights with respect to the companies that make up the Index. An investment in an Index-Linked Segment Option is an investment in your Contract and amounts that you invest in the Contract become assets of the Company.
•The S&P 500® Price Return Index, Russell 2000® Price Return Index, MSCI EAFE Price Return Index and Nasdaq-100 Price Return Index® are “price return” indices, meaning the Index return does not include any dividends or other distributions declared by the companies included in the Index. This results in lower Index Values and, therefore, may negatively impact the performance of the Contract. The SG Smart Climate Index reflects deductions and costs that result in lower Index Values and, therefore, may negatively impact the performance of the Contract.
In addition to the foregoing, each Index has its own unique risks, as follows:
•The S&P 500® Price Return Index
This Index is composed of equity securities issued by large-capitalization (“large cap”) U.S. companies. Generally, it is more difficult for large-cap companies to pivot their strategies quickly in response to changes in their industry. In addition, because they typically are more well-established, it is rare to see large-cap companies have the high growth rates that can be seen with small-capitalization (“small cap”) companies.
•Russell 2000® Price Return Index
This Index is composed of equity securities of small-cap U.S. companies. Generally, the securities of small-cap companies are more volatile and riskier than the securities of large-cap companies.
•MSCI EAFE Price Return Index
Index-Linked Segment Options linked to this Index are no longer available for Segment Terms beginning after May 1, 2025, except for the initial Segment Term for Contracts with applications signed on or before May 1, 2025.
This Index is composed of equity securities and is designed to represent the performance of large and mid-cap securities across 21 developed markets around the world but excluding the U.S. and Canada. The value of foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of U.S. issuers. Shifts in these factors can result in this Index being more volatile than other Indices.
•Nasdaq-100 Price Return Index®
This Index is composed of equity securities issued by large-cap U.S. and non-U.S. companies, excluding financial companies. To the extent the Index is comprised of securities issued by companies in a particular sector, those securities may not perform as well as the securities of companies in other sectors or the market as a whole. The value of foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of U.S. issuers.
•SG Smart Climate Index
This Index provides investment exposure to the performance of large-cap U.S. stocks that are selected based on proprietary climate risk preparedness scores and certain environmental, social and governance (ESG) filters. The Index provides exposure to such stocks through its underlying Index, the SG Climate Transition Risk Index (the “Underlying SGI Index”).
The Index is subject to several risks, such as the following:
•ESG Methodology Risk. The Underlying SGI Index is composed of stocks that are selected based on an ESG methodology that includes climate risk scores and ESG exclusion filters. Investors’ views about ESG matters may differ from the Underlying SGI Index’s ESG methodology. As such, the ESG methodology may not reflect the beliefs or values of any particular investor. There is no guarantee that the ESG methodology will ultimately enhance the performance of the Index. The ESG methodology could detract from the performance of the Index, as companies with lower ESG ratings may perform better than companies with higher ESG ratings over the short or long term. Due to the inherent difficulty of forecasting within complex systems and the general unpredictability of future events, there is no guarantee that the predictive climate risk models used by the Underlying SGI Index will identify stocks that will perform well if climate events occur.
Same as an Index-Linked Segment Option linked to any other Index, if you invest in an Index-Linked Segment Option linked to the SG Smart Climate Index, you are not investing in the companies that comprise the Index (including the Underlying SGI Index). Instead, you are investing in your Contract. Amounts that you invest in the Contract become assets of the Company. The assets in the Company's general account, which the Company invests to support its payment obligations under the Contract, are not invested based on ESG criteria.
•Performance Drag Risk. The performance of the Index will always be worse than the performance of the underlying index. The Index reflects deductions that reduce performance, including a negative performance adjustment equal to 1.50% and fixed replication costs equal to 0.50%, each as an annualized percentage of Index Value. In addition, the performance of the Index is reduced by assumed costs of borrowing equal to the U.S. Federal Funds Rate. As of December 31, 2024, the U.S. Federal Funds Rate was 4.33%. The U.S. Federal Funds Rate will fluctuate over time and may be higher or lower in the future. Without these deductions, the performance of the Index over any one year period would be higher by approximately 2.00% plus the U.S. Federal Funds Rate. While these deductions are not charges under the Contract, they result in lower Index Values and may therefore negatively impact the performance of your Contract.
•Large-Cap Risk. Large-cap companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-cap companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-cap companies has trailed the overall performance of the broader securities markets.

•Index Disruption Risk. Disruptive and extraordinary events could impair the operation of the Index or the Underlying SGI Index. For example, these events could relate to the unavailability of necessary data to apply the ESG methodology, an insufficient number of eligible stocks or the termination or breach of a third-party licensing agreement. Should a disruptive or extraordinary event occur, the Index provider may take any actions permitted by the Index rules, such as postponing calculations or rebalances, adjusting the terms of an Index to preserve its economic characteristics, restating Index values or discontinuing the Index.
•New Index Risk. The Index and the Underlying SGI Index have limited performance histories. Generally, there is less publicly available information about the Index and the Underlying SGI Index compared to more established market indexes. Inquiries regarding the Index or the Underlying SGI Index should be directed to your financial professional or Principal Life Insurance Company either by:
•Calling us at 1-800-852-4450 between the hours of 7 a.m. and 6 p.m. Central Time
•Sending us your inquiry at the below address:
Principal Life Insurance Company
Attn: RIS Annuity Services P O Box 9382
Des Moines, Iowa 50306-9382
For more detailed information about this and the other available Indices, see APPENDIX B: ADDITIONAL INDEX DISCLOSURES.

Liquidity Risk
Liquidity Risk Generally
This Contract is not suitable as a short-term savings vehicle and is not appropriate if you need ready access to cash. The benefits of tax deferral and allocation to Segment Options for the full Segment Terms are better for investors with long investment time horizons. Surrender charges apply for up to six years after the Premium Payment and these charges will reduce the value of your Contract if you withdraw money during that time.
A Bond Adjustment will generally apply upon any withdrawal, death benefit or Annuitization from any Segment Option on any date (including a Segment End Date), subject to certain exceptions discussed in this prospectus. The dollar amount of a Bond Adjustment is calculated based on the reduction to the Crediting Base for a Segment Option, and is then applied to the amount Surrendered. A partial withdrawal or Annuitization may reduce the Crediting Base by more than the amount Surrendered. In extreme circumstances, you could lose up to 100% of the amount Surrendered due to a negative Bond Adjustment. See 7. FEES, CHARGES AND ADJUSTMENTS — Bond Adjustment for additional information.
While the Contract provides for a Free Surrender Amount not subject to Surrender Charges (or Bond Adjustments for Contracts with applications signed on or after May 1, 2025), the Free Surrender Amount is limited. For Contracts with applications signed on or after May 1, 2025, withdrawals of the Free Surrender Amount may be subject to negative Equity Adjustments, taxes and tax penalties. For Contracts with applications signed before May 1, 2025, withdrawals of the Free Surrender Amount may be subject to negative Equity Adjustments, negative Bond Adjustments, taxes and tax penalties.
There may be adverse tax consequences if you take early withdrawals from the Contract, including amounts withdrawn from the Contract being subject to a 10% federal penalty if taken before age 59½, which would be in addition to any other federal or state income taxes payable.
Limits on Transfers
The restrictions applicable to Transfers also creates liquidity risk. You are only able to make Transfers of Accumulated Value among the various Segment Options at the end of a Segment Term. This significantly limits your ability to react to changes in market conditions during Segment Terms.
Your Transfer requests must be received by us at least two Valuation Days prior to the end of a Segment Term. If you submit a Transfer request but we do not receive it prior to the start of that two-day period, your Accumulated Value will be automatically re-invested as described in 11. OPTIONS AT END OF SEGMENT TERM.

The Segment End Date counts as one of those two Valuation Days if the Segment End Date is on a Valuation Day. If the Segment End Date is not on a Valuation Day, the Valuation Day prior to the Segment End Date is the end of that two-day period. For example, if the Segment End Date is a Saturday, the end of the two- day period is the preceding Friday, and your Transfer request must be received by us before the end of the Valuation Day on the preceding Wednesday. This example assumes no holidays during this period.
In the absence of timely instructions in Good Order, your Accumulated Value in the ended Segment Option will be automatically re-invested in the same Segment Option for a new Segment Term (with the Cap Rate, Participation Rate or annual interest rate applicable to a new Segment Term), provided that the same Segment Option is available for a new Segment Term.
If we do not receive timely instructions in Good Order and the same Index-Linked Segment Option is no longer available, the Accumulated Value in the ended Segment Option will be automatically Transferred to the applicable default option, as follows:
•If the ended Segment Option is the Fixed Segment Option, and the Fixed Segment Option is no longer available, the default option will be the following Index-Linked Segment Option: Point-to-Point, S&P 500 Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 0% Floor.
•If the ended Segment Option is an Index-Linked Segment Option, and that Index-Linked Segment Option is no longer available, the default option will be a 1-year Index-Linked Segment Option with the same Index and Buffer Rate or Floor Rate, if available (with the Cap Rate and Participation Rate applicable to a new Segment Term). If there are multiple such Segment Options available, the Accumulated Value in the ended Segment Option will be automatically Transferred to the one with the higher Cap Rate limitation. If there is no such Segment Option available, the default option will be the Fixed Segment Option (with the annual interest rate applicable to a new Segment Term).
We reserve the right to change the default Segment Options as described above in the future (e.g., we may designate the sole Index-Linked Segment Option that we guarantee to make available for the life of the Contract as the default option in all cases).
Please note, the Cap Rate, Participation Rate or annual interest rate we declare for the new Segment Term may differ (higher or lower) from the previous Segment Term, subject to the guaranteed limits described in this prospectus.
Transfers from a Segment Option are only allowed on the Segment End Date. If you wish to Transfer, you must Notify us at least two Valuation Days prior to the end of the Segment Term for the given Segment Option. The Segment End Date counts as one of those two Valuation Days if the Segment End Date is on a Valuation Day. If you fail to Transfer Accumulated Value at the end of a Segment Term and do not wish to remain invested in a particular Segment Option for another Segment Term, you may take a full withdrawal of the related Accumulated Value. Withdrawing all or some of the Accumulated Value may cause you to incur Surrender Charges, negative Bond Adjustments, negative Equity Adjustments, taxes and tax penalties, as discussed in this section. If you purchase another investment vehicle, it may have different features, fees and risks than this Contract. For additional information, see 11. OPTIONS AT END OF SEGMENT TERM.
Liquidity Risks Related to Segment Interim Value
See “Segment Interim Value Risk” below for information on how liquidity risks relate to our Interim Value calculation.
Consequences of Withdrawals/Surrenders Generally
There is a risk of loss of principal and/or prior earnings if you take a withdrawal from your Contract during the first six Contract Years where a Surrender Charge would be deducted. Withdrawals may also be subject to negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties, all of which may result in loss of principal and/or prior earnings. These may result in loss even when the Index for an Index-Linked Segment Option has performed positively. Withdrawals will also reduce the death benefit, perhaps by more than the amount withdrawn. Withdrawals under the Contract include full withdrawals, partial withdrawals, RMD withdrawals, scheduled withdrawals, unscheduled withdrawals and withdrawals of the Free Surrender Amount. Annuitizations and death benefits are subject to similar risks as withdrawals. They may be subject to negative Bond Adjustments whenever they occur, even on a Segment End Date. They may also be subject to negative Equity Adjustments if they occur prior to a Segment End Date for an Index-Linked Segment Option. If you set up scheduled withdrawals, your exposure to these risks will repeat as long as the scheduled withdrawals continue.
Other than implicit ongoing fees to the extent that your participation in Index gains is limited by our use of a Cap Rate or Participation Rate (i.e., the extent to which your positive returns, if any, under an Index-Linked Segment Option are lower than the Index's returns due to our application of a Cap Rate or Participation Rate), the only potential ongoing charge with this Contract is the charge for the optional Rate Enhancement Rider. If you elected to include the Rate Enhancement Rider with your Contract, the ongoing charge for the rider could also cause amounts available for withdrawal under your Contract to be less than what has been invested in the Contract, even if Index performance has been positive.
Any limits on downside loss provided by the floor feature or buffer feature, as applicable, are for the entire Segment Term for a particular Segment Option and are not annual limits.
We may defer payments under this Contract for up to six months if the insurance regulatory authority of the state in which we issued the Contract approves such deferral.
For additional information, see 12. WITHDRAWALS.
Fixed Segment Option Risk
We determine the annual interest rate for the Fixed Segment Option at our discretion. In no event will we declare an annual interest rate lower than the Guaranteed Minimum Interest Rate of 0.05%. You bear the risk that we will not credit interest for a new Segment Term at a rate greater than the Guaranteed Minimum Interest Rate. There is no guarantee that the Fixed Segment Option will be made available for future Segment Terms.

Credit Risks
Our general account assets support our financial guarantees under the Contract and are subject to the claims of our creditors. As such, the guarantees under the Contract are subject to our financial strength and claims-paying ability. There is a risk that we may default on those guarantees. You need to consider our financial strength and claims-paying ability in meeting the guarantees under the Contract. You may obtain information on our financial condition by reviewing our financial statements included in the Statement of Additional Information.
The amount you invest is not placed in a registered separate account and your rights under the Contract to invested assets and the returns on those assets are subject to Company’s claims-paying ability. The unregistered Separate Account that we use to support the Index-Linked Segment Options is non-unitized, which means neither an Owner nor amounts allocated to the Segment Options participate in the performance of the assets held in the Separate Account.
The assets in the unregistered Separate Account are insulated, which means they are not subject to the claims of the creditors of the Company.
Segment Interim Value Risk
On each Valuation Day of the Segment Term, other than the first and last day, we determine the Segment Interim Value for each Index-Linked Segment Option. In order to calculate your Segment Interim Value, we apply a formula that is not directly tied to the actual performance of the applicable Index. Instead, we calculate it by determining the value of hypothetical investments and derivatives that we may or may not actually hold in order to provide a current estimate of the value of the Segment Option at the end of the Segment Term. This means that even if the Index has performed positively, it is possible that the Segment Interim Value may have decreased. For more information and to see how we calculate the Segment Interim Value, see 7. FEES, CHARGES AND ADJUSTMENTS – Equity Adjustment and 10. INDEX-LINKED SEGMENT OPTION MECHANICS – Segment Interim Value.
Segment Interim Value is calculated using the Crediting Base and the applicable Equity Adjustment. The Segment Interim Value always reflects the Equity Adjustment. A Segment Interim Value (and, in turn, the Equity Adjustment) will apply to your Contract when one of the following transactions occurs: (i) any withdrawal from an Index-Linked Segment Option prior to the Segment End Date, including a full withdrawal, partial withdrawal, withdrawal of the Free Surrender Amount, RMD withdrawal, scheduled withdrawal or unscheduled withdrawal; (ii) any Annuitization of Contract Accumulated Value in an Index-Linked Segment Option prior to the Segment End Date; (iii) any death benefit, if Contract Accumulated Value is allocated to an Index-Linked Segment Option and the death benefit is calculated prior to the Segment End Date; or (iv) Segment Lock-In is exercised. In extreme circumstances, you could lose up to 100% of your investment due to a negative Equity Adjustment.
If you allocate Accumulated Value to an Index-Linked Segment Option, Segment Credits will not be credited to your Accumulated Value in the particular Segment Option until the end of the Segment Term. Amounts withdrawn from an Index-Linked Segment Option prior to the end of a Segment Term will not have a Segment Credit applied to it. This includes Accumulated Value being applied to pay a death benefit or to an Annuitization option during a Segment Term. Except for the first and last Valuation Day of a Segment Term, your Segment Interim Value is the amount available for withdrawals, Annuitization and death benefits (collectively, “Surrenders”). There is risk that this Segment Interim Value could be less than your original Premium Payment even if the applicable Index has been performing positively.

Partial withdrawals and partial Annuitizations prior to the Segment End Date for an Index-Linked Segment Option will also reduce your Crediting Base for that Segment Option. The Crediting Base represents the amount contributed into the Segment Option, subject to reductions during the Segment Term. Generally, when a partial Surrender is taken from an Index-Linked Segment Option prior to the Segment End Date, the Crediting Base will be proportionately reduced, and this reduction could be greater than the amount Surrendered. When a partial Surrender is taken from an Index-Linked Segment Option on the Segment End Date, the Crediting Base is reduced by the amount Surrendered. A reduction to your Crediting Base prior to the end of the Segment Term for an Index-Linked Segment Option will result in lower Segment Interim Values for the remainder of the Segment Term. Also, a reduction to your Crediting Base will result in less gain or more loss, as applicable, at the end of a Segment Term.

Buffer and Floor Rate Risk
The Buffer or Floor Rate that is applicable to a Segment Option provides you with only limited or no protection from negative Index performance at the end of a Segment Term. You could lose a significant amount of your Premium Payment and/or prior earnings under the Contract.
Under an Index-Linked Segment Option, the maximum amount of loss that you could experience from negative Index performance at the end of a Segment Term, after taking into account the minimum limits on Index loss currently provided under the Contract, would be: 100% loss for a 0% Buffer Rate; 90% loss for a 10% Buffer Rate; 80% loss for a 20% Buffer Rate; 10% loss for a 10% Floor Rate; or 0% loss for a 0% Floor Rate.
You could lose a significant amount of money if an Index declines in value. The limits on Index loss offered under the Contract may change from one Segment Term to the next; however, we will always offer an Index-Linked Segment Option with a 10% Buffer Rate. This means that there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater).
You also bear the risk that continued negative Index Changes may result in zero or negative Segment Credits being credited to your Accumulated Value over multiple Segment Terms. Given that the Floor Rate and Buffer Rate (as applicable) are expressed as to a single Segment Term, if an Index-Linked Segment Option is credited with negative Segment Credits for multiple Segment Terms, the cumulative loss may exceed the stated limit of the Buffer Rate or Floor Rate for any single Segment Term.
The Index-Linked Segment Options with a 0% Buffer Rate provide no protection from Index losses. You could lose up to 100% of your investment if the Index declines in value.
For the 0% Floor Rate Segment Option, Segment Credits will not be negative so long as the funds are held to the Segment End Date.
Any limits on downside loss provided by the floor feature or buffer feature, as applicable, are for the entire Segment Term for a particular Segment Option and are not annual limits.
For withdrawals, Annuitizations and death benefits that occur during a Segment Term, you or your beneficiaries (as applicable) will not receive the full protection of the Buffer Rate or Floor Rate in the calculation of the Segment Interim Value. In order to receive the full protection, the particular transaction must occur on the Segment End Date.

For additional information, see 10. INDEX-LINKED SEGMENT OPTION MECHANICS.

Cap Rate and Participation Rate Risk
For each Index-Linked Segment Option (other than the Index-Linked Segment Options with a 0% Buffer Rate), positive Index returns at the end of a Segment Term will be subject to a Cap Rate and Participation Rate.
•The Segment Return will equal the Index Change multiplied by the Participation Rate, up to the Cap Rate. As such, both the Cap Rate and Participation Rate may cause your return to be less than the Index Change.
•The Cap Rate is a maximum limit on the positive Index Change, if any, that may be credited to your Contract for a given Segment Term. The Cap Rate does not guarantee a certain amount of Segment Credit. We set the Cap Rates at our discretion. You bear the risk that we will not set the Cap Rates higher than 0.50%, which is the guaranteed minimum Cap Rate.
If we do not declare a Cap Rate for a particular Segment Option and Segment Term, the Segment Option will not be subject to a Cap Rate limitation for that Segment Term, but will be subject to the applicable Participation Rate.
•The Participation Rate represents your participation in a positive Index Change, if any, at the end of the Segment Term, expressed as a percentage. If the Participation Rate is less than 100%, your return will necessarily be less than the positive Index Change. You bear the risk that we will not set the Participation Rates higher than 5.00%, which is the guaranteed minimum Participation Rate.
•Your risk of investment loss could be significantly greater than the potential for investment gain. For example, assuming the guaranteed minimum Cap Rate of 0.50% and guaranteed minimum Participation Rate of 5.00%, the maximum potential gain at the end of a Segment Term due to positive Index performance would be 0.50%.

We set Cap Rates and Participation Rates at our discretion, subject to guaranteed minimums. We consider a number of factors when declaring Cap Rates and Participation Rates,such as the applicable Buffer Rate or Floor Rate, costs of financial instruments we use to manage our risk associated with our obligations (which can be impacted by market conditions and forces), sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.
For the Index-Linked Segment Options with a 0% Buffer Rate, there is no Cap Rate limitation. Your participation in any positive Index performance will be subject to the declared Participation Rate, which will be at least 100%. However, unlike the other Index-Linked Segment Options, a 0% Buffer Rate provides no protection from a negative Index Change. You could lose up to 100% of your investment if the Index declines in value.
The Cap Rate and Participation Rate declared for a Segment Term are for the entire Segment Term for a particular Segment Option. They are not annual limits.
For additional information, see 10. INDEX-LINKED SEGMENT OPTION MECHANICS.

Peak Buffer Risk
A Peak Buffer Segment Option is subject to the same risks as a Buffer Segment Option. See “Buffer and Floor Rate Risk” above. A Peak Buffer Segment Option has a Buffer Rate that provides you with only limited protection from negative Index performance at the end of a Segment Term. You could lose a significant amount of your Premium Payment and/or prior earnings under the Contract. As noted under “Buffer and Floor Rate Risk” above, limits on downside loss provided by the buffer feature are for the entire Segment Term for a particular Peak Buffer Segment Option and are not annual limits.
A Peak Buffer Segment Option differs from a Buffer Segment Option only with respect to the potential for gain in the event of a negative Index Change, provided that the negative Index Change does not exceed the Buffer Rate. Even though any gain from a negative Index Change would not be subject to the Cap Rate or Participation Rate, the potential gain would be limited. In no event would any such gain, if any, be greater than the Peak Buffer Midpoint (10%) and could be as low as 0%.

A Peak Buffer Segment Option will generally have a lower Cap Rate and/or Participation Rate than a Buffer Segment Option with the same Index, Segment Term and Buffer Rate, as Peak Buffer Segment Options generally expose us to more risk than Buffer Segment Options because, under Peak Buffer Segment Options, we may need to credit gain for negative Index performance.

Segment Lock-In Risk
If you exercise a Segment Lock-In, and the locked-in Equity Adjustment is negative, you will be locking-in a loss rather than a gain. The loss could be significant. The Segment Credit you receive upon exercising Segment Lock-In may be lower than the Segment Credit you would have received on the Segment End Date if you hadn’t exercised the Segment Lock-In. Similarly, you may receive a negative Segment Credit due to exercising Segment Lock-In when, had you not exercised Segment Lock-In, you would have received a positive Segment Credit on the Segment End Date. You also may receive less than the full protection of the Buffer Rate or Floor Rate (as applicable). This is due to an Equity Adjustment being applied in calculating the Segment Credit instead of the point-to-point crediting method. If a lock-in is exercised, the Segment Option’s Floor Rate, Buffer Rate, Peak Buffer Midpoint, Cap Rate and Participation Rate (as applicable) will no longer be applied on the Segment End Date. In addition, the amount of the Equity Adjustment is unknown at the time the Segment Lock-In is exercised (as discussed immediately below).
At the time you exercise a Segment Lock-In, you will not know the locked-in Equity Adjustment in advance because the Equity Adjustment is calculated at the end of the Valuation Day. The locked-in Equity Adjustment could be lower than you anticipated. If you submit a Segment Lock-In request, the locked-in Equity Adjustment may be lower or higher than the Equity Adjustment that was last calculated before you submitted your request. If you establish Lock-In Thresholds, you will not know the locked-in Equity Adjustment in advance, although the locked-in Equity Adjustment will be at least equal to the upper threshold or lower threshold, as applicable. For additional information on how the Equity Adjustment is calculated, see 10. INDEX-LINKED SEGMENT OPTION MECHANICS — Segment Interim Value — Calculation of Equity Adjustment.
You can obtain the current Segment Interim Value and Equity Adjustment by calling us at 1-800-852-4450 or by visiting www.principal.com and using your secure login. However, as explained above, if you were to exercise Segment Lock-In, the locked-in Equity Adjustment may be more or less than the quoted value. You should speak to your financial professional before executing Segment Lock-In.
If you have selected a Peak Buffer Segment Option for investment, before exercising Segment Lock-In or establishing Lock-In Thresholds, you should consider the fact that if a negative Index Change on the Segment End Date does not exceed the Buffer Rate, you will be credited gain (if the negative Index Change is less than the Buffer Rate) or no loss (if the negative Index Change equals the Buffer Rate). If you lock-in a negative Equity Adjustment, you are locking in the loss reflected in the Equity Adjustment in all cases.
We will not provide advice or notify you regarding whether you should exercise the Segment Lock-In features or the optimal time for doing so. It is possible that you may exercise Segment Lock-In at a sub- optimal time during the Segment Term, or that there is no optimal time to exercise Segment Lock-In during a Segment Term. We will not warn you if you exercise the Segment Lock-In features at a sub-optimal time. We are not responsible for any losses or forgone gains related to your decision whether or not to exercise the Segment Lock-In features.
Once a Segment Lock-In is executed, it is irrevocable for that Segment Term. A lock-in will not be applied retroactively and can only be exercised for the entire Segment Option. A Segment Lock-In may only be exercised once per Segment Term for each Index-Linked Segment Option.
For additional information, see 10. INDEX-LINKED SEGMENT OPTION MECHANICS — Segment Lock-In Feature.

Segment Option and Index Availability Risk
There is no guarantee that any particular Segment Option or Index will be available during the entire period that you own your Contract, with the exception of the following Index-Linked Segment Option which is guaranteed to be available (subject to our right of Index substitution) for the life of the Contract: Point-to-Point, S&P 500 Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. If you are not comfortable with the possibility that could be the only Segment Option available in the future, you should not buy this Contract, as we do not guarantee the availability of any other Index-Linked

Segment Option or the Fixed Segment Option. In the future, we may not offer any Floor Segment Options, and we do not guarantee a minimum Floor Rate for any new Floor Segment Options that we may decide to offer.
If we exercise our right to remove one or more Segment Options, and you do not wish to invest in any of the Segment Options that are made available for investment (which may be limited to the sole Index-Linked Segment Option that we guarantee to make available), your only option would be to take a full withdrawal or fully annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties. If you purchase another investment vehicle, it may have different features, fees and risks that this Contact.
We may replace an Index if it is discontinued or if there is a substantial change in the calculation of the Index, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive.
Other considerations relating to this risk include:
•In addition to the investment performance and risks of loss that already are part of your Contract, the returns you otherwise may have anticipated may not be available in situations where the Company reserves the right to discontinue an Index in the middle of a Segment Term. This is due in part to the fact that, if we substitute an Index, the performance of the new Index may differ from the original Index. This may negatively affect the Segment Credit you earn during the Segment Term or the Segment Interim Values that you can lock-in under the Segment Lock-In feature.
•We may replace an Index at any time during a Segment Term; however, we will notify you in writing at least 30 days prior to replacing an Index. If we replace an Index, this does not cause a change in the Cap Rate, Participation Rate, Floor Rate, Buffer Rate or Peak Buffer Midpoint, as applicable. You will have no right to reject the replacement of an Index, and you will not be permitted to Transfer Segment Interim Values until the end of the applicable Segment Term even if we replace the Index during such Segment Term. The new Index and the replaced Index (which you may have previously chosen) may not be similar with respect to their component securities or other instruments, although we will attempt to select a new Index that is similar to the old Index.
•At the end of the Segment Term, you may Transfer your Segment Value to another Segment Option without charge. If you do not want to remain invested in the relevant Segment Option for the remainder of the Segment Term, your only option will be to withdraw or Annuitize the related Segment Interim Value, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties, as discussed in this section. If you purchase another investment vehicle, it may have different features, fees and risks than this Contract.
•Changes to the Cap and Participation Rates, if any, occur at the beginning of the next Segment Term. We will provide written notice at least 15 calendar days prior to each Segment Start Date instructing you how to obtain the Cap and Participation Rates for the next Segment Term. Those Cap and Participation Rates will be made available to you at least 7 calendar days prior to the Segment Start Date. You are only able to make Transfers of Accumulated Value among the various Segment Options at the end of a Segment Term. See Liquidity Risks — Limits on Transfers Between Segment Options above.
•If you do not like a new Cap or Participation Rate for a particular Segment Option, at the end of the current Segment Term, you may Transfer your Segment Value to another Segment Option without charge.
•We will not substitute any Index until the new Index has received any necessary regulatory clearances. Any addition, substitution or removal of an Index-Linked Segment Option or Index will be communicated to you in writing. If we add or remove an Index (as opposed to replacing an Index), the changes will not be effective for your Contract until the start of the next Segment Term. Adding or removing an Index does not cause a change in the Floor or Buffer Rates, as applicable. Any Index- Linked Segment Option based on the performance of the newly added Index may have a new Cap and Participation Rate.

•You should evaluate whether our ability to make the changes described above, and your ability to react to such changes, are appropriate based on your investment goals. When such changes occur, you should also evaluate whether those changes are appropriate based on your investment goals and, if not, you should evaluate your options under the Contract, which may be limited and may have negative consequences associated with them, as described in this section.
For additional information, see 10. INDEX-LINKED SEGMENT OPTION MECHANICS — The Indices — Discontinuation or Substitution of an Index and 11. OPTIONS AT END OF SEGMENT TERM.

Single Premium Payment Risk

This Contract is a single premium product. After the Premium Payment is made, no additional Premium Payments will be accepted. You will be unable to increase the value of your Contract, including the death benefit, with additional premiums.

Risks Affecting Our Administration of Your Contract
Our operations and/or the activities and operations of our service providers and business partners are subject to certain risks that are beyond our control, including systems failures, cyber-attacks and pandemics (and similar events). These risks are not unique to the Company and they could materially impact our ability to administer the Contract. Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks. The techniques used to attack systems and networks change frequently, are becoming more sophisticated and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.
The Company is highly dependent upon its computer systems and those of its business partners and service providers. This makes the Company potentially susceptible to operational and information security risks resulting from a cyber-security incident. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by the Company, and indirect risks, such as denial of service attacks on systems and websites, unauthorized release of personal or confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Contract (e.g., calculate Contract values or process transactions). Operational disruptions and system failures also could occur based on other natural or man-made events, which could have similar impacts on your Contract. Although we make substantial efforts to protect our computer systems from these security risks, including internal processes and technological defenses that are preventative or detective, and other controls designed to provide multiple layers of security assurance, there can be no guarantee that we or our service providers will avoid all cyber-security incidents in the future. It is possible that a cyber-security incident could persist for an extended period of time without detection.
If your Contract is adversely affected as a result of the failure of our cyber-security controls, we will take reasonable steps to restore your Contract.

6.OUR OBLIGATIONS AND HOW TO CONTACT US
Our obligations under the Contract (including the Index-Linked Segment Options, Fixed Segment Option, death benefits, income payments and other benefits available under the Contract) are obligations of Principal Life Insurance Company. All obligations are funded by the Company’s general account. The Company is obligated to pay all amounts promised to investors under the Contracts, subject to its financial strength and claims-paying ability.
The Company’s business address is 711 High Street, Des Moines, IA 50392.

Ways to contact Principal Life Insurance Company:
•Calling us at 1-800-852-4450 between the hours of 7 a.m. and 6 p.m. Central Time
•Mailing your instructions to us at the below address:
Principal Life Insurance Company
Attn: RIS Annuity Services P O Box 9382

Des Moines, Iowa 50306-9382
•Faxing us at 1-866-894-2093
•Visiting www.principal.com using your secure login.
•Emailing us at annuityprocessing@principal.com

Reliance on Rule 12h-7
With respect to the offering of Index-Linked Segment Options, the Company relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

7. FEES, CHARGES AND ADJUSTMENTS
Certain charges are deducted under the Contract. If the charge is not sufficient to cover our costs, we bear the loss. If the expense is more than our costs, the excess is profit to the Company. We expect a profit from all the fees and charges listed below, except Premium Tax.

Deferred Sales Load (“Surrender Charge”)
No sales charge is collected or deducted when the Premium Payment is applied under the Contract. A Surrender Charge is assessed on certain full or partial withdrawals. The Surrender Charge is calculated as follows:
1.Apply the Bond Adjustment against the withdrawal amount requested (adjustment could be positive, negative or zero); then
2.Multiply the Surrender Charge percentage by the amount from step 1, after subtracting the Free Surrender Amount.
The Surrender Charge is then deducted from the requested withdrawal amount after the Bond Adjustment. See the Surrender Charge Example below for more details. A Surrender Charge does not apply to Annuitizations, death benefits or withdrawals of the Free Surrender Amount. See “Free Surrender Amount” below.
If you specify the percentages to be withdrawn from each Segment Option as part of a partial withdrawal request, those allocation percentages will also apply to the Surrender Charges. If you do not provide us with specific percentages, the charge is deducted in the same proportion as the Accumulated Value in the Segment Options.
The amounts we receive from the Surrender Charge are used to cover some of the expenses of the sale of the Contract (primarily commissions, as well as other promotional or distribution expenses). If the Surrender Charge collected is not enough to cover the actual costs of distribution, the costs are paid from the Company’s General Account assets instead of charging you any additional amount.
The maximum Surrender Charge is 8% of the amount withdrawn, declining down to 0% after the sixth Contract Anniversary as follows:
SURRENDER CHARGE TABLE

Contract Year	Surrender Charge
1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8.00%
2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8.00%
3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7.00%
4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6.00%
5 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.00%

6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4.00%
7+ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.00%
Surrender Charge Example
For Contracts with applications signed on or after May 1, 2025
The following example shows how the Surrender Charge is calculated and impacts values. For purposes of this example, the following assumptions were used:
•Premium Payment = $100,000.00
•Crediting Base = $100,000.00 (which is the same as the Premium Payment amount because there have been no prior Surrenders)
•Equity Adjustment percentage = 0% (which assumes there is no adjustment for Index performance up to the partial withdrawal)
•The Equity Adjustment percentage is set to 0% to simplify the example and make the Surrender Charge the focus of the example
•Equity Adjustment amount = $0.00
•The example assumes the Equity Adjustment is 0% and that there have been no prior Surrenders or Segment Credits that could affect the Crediting Base differently than the Accumulated Value. For this reason, the Accumulated Value prior to the withdrawal equals the Crediting Base in this example.
•Partial withdrawal occurs during first Contract Year

Crediting Base . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$100,000.00
Accumulated Value prior to withdrawal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$100,000.00
Free Surrender Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,000.00(1)
Withdrawal Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$20,000.00
Portion of Crediting Base Surrendered . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$20,000.00(2)
Bond Adjustment Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	-2.50%
Bond Adjustment Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$-250.00(3)
Withdrawal Amount after Bond Adjustment . . . . . . . . . . . . . . . . . . . . . . . . . . .	$19,750.00(4)
Surrender Charge Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8.00%
Surrender Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$780.00(5)
Withdrawal Amount after Surrender Charge (excluding any tax withholding) . . . .	$18,970.00(6)
Accumulated Value after Withdrawal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$80,000.00(7)

(1)The Free Surrender Amount is $10,000.00. This was calculated by multiplying the Premium Payment ($100,000.00) by 10%.
(2)Under the simplified assumptions noted above, since the Crediting Base equals the Accumulated Value prior to the withdrawal, the portion of the Crediting Base surrendered is equal to the Withdrawal Amount. The portion of the Crediting Base surrendered would not be equal to the Withdrawal Amount if the Crediting Base did not equal the Accumulated Value prior to withdrawal. For other examples see 10. INDEX-LINKED SEGMENT OPTION MECHANICS — Reduction to Crediting Base Examples.
(3)The Bond Adjustment amount is negative $250.00. For this example, we assumed the Bond Adjustment percentage was negative 2.50%. The Bond Adjustment amount was calculated by multiplying the portion of the Crediting Base surrendered ($20,000.00), less the Free Surrender Amount ($10,000.00), times the Bond Adjustment percentage (negative 2.50%).
(4)The Withdrawal Amount after Bond Adjustment is equal to the Withdrawal Amount ($20,000.00) minus the Bond Adjustment amount ($250.00), which is $19,750.00.
(5)The Surrender Charge amount is $780.00. For this example, we assumed a Surrender
Charge percentage of 8.00%, which would be the case if the partial withdrawal occurred during the first or second Contract Year. The Surrender Charge amount is calculated by subtracting the Free Surrender Amount ($10,000.00) from the withdrawal amount after Bond Adjustment ($19,750.00) and multiplying the difference by the Surrender Charge percentage (8.00%).
(6)The Withdrawal Amount after Surrender Charge is the Withdrawal Amount ($20,000.00) minus the Bond Adjustment Amount ($250.00) minus the Surrender Charge ($780.00), which is
$20,000.00 – $250.00 – $780.00 = $18,970.00.
(7)The Accumulated Value after Withdrawal is the Accumulated Value prior to Withdrawal ($100,000.00) minus the Withdrawal Amount ($20,000.00), which is $100,000.00 – $20,000.00 = $80,000.00.
For Contracts with applications signed before May 1, 2025
The following example shows how the Surrender Charge is calculated and impacts values. For purposes of this example, the following assumptions were used:
•Premium Payment = $100,000.00
•Crediting Base = $100,000.00 (which is the same as the Premium Payment amount because there have been no prior Surrenders)
•Equity Adjustment percentage = 0% (which assumes there is no adjustment for Index performance up to the partial withdrawal)
•The Equity Adjustment percentage is set to 0% to simplify the example and make the Surrender Charge the focus of the example
•Equity Adjustment amount = $0.00
•The example assumes the Equity Adjustment is 0% and that there have been no prior Surrenders or Segment Credits that could affect the Crediting Base differently than the Accumulated Value. For this reason, the Accumulated Value prior to the withdrawal equals the Crediting Base in this example.
•Partial withdrawal occurs during first Contract Year

Crediting Base . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$100,000.00
Accumulated Value prior to withdrawal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$100,000.00
Free Surrender Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,000.00(1)
Withdrawal Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$20,000.00
Portion of Crediting Base Surrendered . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$20,000.00(2)
Bond Adjustment Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	-2.50%
Bond Adjustment Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$-500.00(3)
Withdrawal Amount after Bond Adjustment . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 19,500.00(4)
Surrender Charge Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8.00%
Surrender Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$760.00(5)

Withdrawal Amount after Surrender Charge (excluding any tax withholding) . . . .	$18,740.00(6)
Accumulated Value after Withdrawal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$80,000.00(7)

(1)The Free Surrender Amount is $10,000.00. This was calculated by multiplying the Premium Payment ($100,000.00) by 10%.
(2)Under the simplified assumptions noted above, since the Crediting Base equals the Accumulated Value prior to the withdrawal, the portion of the Crediting Base surrendered is equal to the Withdrawal Amount. The portion of the Crediting Base surrendered would not be equal to the Withdrawal Amount if the Crediting Base did not equal the Accumulated Value prior to withdrawal. For other examples, see 10. INDEX-LINKED SEGMENT OPTION MECHANICS — Reduction to Crediting Base Examples.
(3)The Bond Adjustment amount is negative $500.00. For this example, we assumed the Bond Adjustment percentage was negative 2.50%. The Bond Adjustment amount was calculated by multiplying the portion of the Crediting Base surrendered ($20,000.00) times the Bond Adjustment percentage (negative 2.50%).
(4)The Withdrawal Amount after Bond Adjustment is equal to the Withdrawal Amount ($20,000.00) minus the Bond Adjustment amount ($500.00), which is $19,500.00.
(5)The Surrender Charge amount is $760.00. For this example, we assumed a Surrender
Charge percentage of 8.00%, which would be the case if the partial withdrawal occurred during the first or second Contract Year. The Surrender Charge amount is calculated by subtracting the Free Surrender Amount ($10,000.00) from the withdrawal amount after Bond Adjustment ($19,500.00) and multiplying the difference by the Surrender Charge percentage (8.00%).
(6)    The Withdrawal Amount after Surrender Charge is the Withdrawal Amount ($20,000.00) minus the Bond Adjustment Amount ($500.00) minus the Surrender Charge ($760.00), which is
$20,000.00 - $500.00 - $760.00 = $18,740.00.
(7) The Accumulated Value after Withdrawal is the Accumulated Value prior to Withdrawal ($100,000.00) minus the Withdrawal Amount ($20,000.00), which is $100,000.00 - $20,000.00 = $80,000.00.
Free Surrender Amount
There is a Free Surrender Amount available under your Contract, which is the amount that may be withdrawn from the Contract each Contract Year without a Surrender Charge (or a Bond Adjustment, depending on when your Contract was issued).
•For Contracts with applications signed on or after May 1, 2025: Subject to the limitations set forth below, you will not incur a Surrender Charge or Bond Adjustment for any withdrawals less than or equal to the Free Surrender Amount. Withdrawals of the Free Surrender Amount may be subject to negative Equity Adjustments and taxes and tax penalties, however.
•For Contracts with applications signed before May 1, 2025: Subject to the limitations set forth below, you will not incur a Surrender Charge for any withdrawals less than or equal to the Free Surrender Amount, but the withdrawal will still be subject to the Bond Adjustment, which could be a negative adjustment. The Bond Adjustment applies regardless of when the withdrawal is taken, including on the Segment End Date. Withdrawals of the Free Surrender Amount may also be subject to Equity Adjustments and taxes and tax penalties.
The Free Surrender Amount for a Contract Year is the greater of (1) and (2) where:
(1)is 10% of the Premium Payment; and
(2)is any amount distributed as a result of the Required Minimum Distribution (“RMD”) of the then current Federal Income Tax Regulation for this Contract.

Your Free Surrender Amount remaining for a Contract Year is decreased by all partial withdrawals and partial Annuitizations since the last Contract Anniversary (or since the Contract Date for the first Contract Year).
Withdrawals in excess of the Free Surrender Amount may be subject to Surrender Charges and Bond Adjustments, as well as Equity Adjustments and taxes and tax penalties. All Annuitizations may be subject to Bond Adjustments (whether or not you have Free Surrender Amount remaining), and may also be subject to Equity Adjustments.
Annuitizations are not subject to Surrender Charges regardless of your remaining Free Surrender Amount, but are subject to Bond Adjustments. Partial Annuitizations count against your remaining Free Surrender Amount (if any) for a Contract Year, thereby reducing any Free Surrender Amount remaining for subsequent withdrawals during the same Contract Year.
Death benefits are not subject to Surrender Charges regardless of your remaining Free Surrender Amount, but are subject to Bond Adjustments.
Any Free Surrender Amount not taken in a Contract Year is not added to the amount available under the Free Surrender Amount for any following Contract Year(s).
When Surrender Charges Do Not Apply
The Surrender Charge does not apply to:
•amounts applied under an annuity benefit payment option; or
•a withdrawal amount up to the Free Surrender Amount; or
•payment of any death benefit; or
•amounts distributed to satisfy the RMD, provided that the amount withdrawn does not exceed the minimum distribution amount that would have been calculated based on the value of this Contract alone; or
•an amount transferred from a Contract used to fund an IRA to another annuity contract issued by the Company to fund an IRA of the participant’s spouse when the distribution is made pursuant to a divorce decree.
Free Surrender Amount Example
The following example shows you how the free surrender feature works.
For Contracts with applications signed on or after May 1, 2025

For purposes of the example, the following assumptions were used:
Premium Payment    $100,000.00
Crediting Base    $100,000.00
Equity Adjustment Percentage    0.00%
Equity Adjustment Amount     $    0.00
Accumulated Value prior to withdrawal    $100,000.00

Based on the above assumptions, the below numbers are calculated as described in the footnotes below the table.
Free Surrender Amount    $10,000.00(1)
Withdrawal Amount    $10,000.00
Portion of Crediting Base Surrendered    $10,000.00(2)
Bond Adjustment Percentage     N/A(3)
Bond Adjustment Amount     N/A(3)
Withdrawal Amount after Bond Adjustment $10,000.00(4)
Surrender Charge Percentage 8.00%
Surrender Charge $ 0.00(5)
Withdrawal Amount after Surrender Chargers $10,000.00(6)
Accumulated Value after Withdrawal $90,000.00(7)

(1)The Free Surrender Amount is $10,000.00. This was calculated by multiplying the Premium Payment ($100,000.00) by 10%.
(2)For purposes of providing a simplified example, the portion of the Crediting Base Surrendered is equal to the Withdrawal Amount. For other examples see 10. INDEX-LINKED SEGMENT OPTION MECHANICS — Reduction to Crediting Base Examples.
(3)The Bond Adjustment is not applicable because the Withdrawal amount did not exceed the Free Surrender Amount. Amounts withdrawn up to the Free Surrender Amount are not subject to a Bond Adjustment.
(4)The Withdrawal Amount is $10,000 because there was no Bond Adjustment.
(5)The Surrender Charge amount is $0.00 because the withdrawal is within the Free Surrender Amount.
(6)The Withdrawal Amount after Surrender Charge is the Withdrawal Amount ($10,000.00) minus the Surrender Charge ($0.00), which is $10,000.00 – $0.00 = $10,000.00.
(7)The Accumulated Value after Withdrawal is the Accumulated Value prior to Withdrawal ($100,000.00) minus the Withdrawal Amount ($10,000.00), which is $100,000.00 – $10,000.00 = $90,000.00.
For Contracts with applications signed before May 1, 2025

For purposes of the example, the following assumptions were used:
Premium Payment    $100,000.00
Crediting Base    $100,000.00
Equity Adjustment Percentage    0.00%
Equity Adjustment Amount     $    0.00
Accumulated Value prior to withdrawal    $100,000.00

Based on the above assumptions, the below numbers are calculated as described in the footnotes below the table.
Free Surrender Amount    $10,000.00(1)
Withdrawal Amount    $10,000.00
Portion of Crediting Base $ 10,000(2)
Surrendered
Bond Adjustment      -1.56%
Percentage
Bond Adjustment Amount $ -1.56.00(3)
Withdrawal Amount after Bond    $ 9,844.00(4)
Adjustment
Surrender Charge     8.00%
Percentage
Surrender Charge    $    0.00(5)
Withdrawal Amount after Surrender Chargers $ 9,844.00(6)
Accumulated Value after Withdrawal    $90,000.00(7)(4)

(1)The Free Surrender Amount is $10,000.00. This was calculated by multiplying the Premium Payment ($100,000.00) by 10%.
(2)For purposes of providing a simplified example, the portion of the Crediting Base Surrendered is equal to the Withdrawal Amount. For other examples see 10. INDEX-LINKED SEGMENT OPTION MECHANICS — Reduction to Crediting Base Examples.
(3)The Bond Adjustment amount is negative $156.00. For this example, we assumed the Bond Adjustment percentage was negative 1.56%. The Bond Adjustment amount was calculated by multiplying the portion of the Crediting Base Surrendered ($10,000.00) times the Bond Adjustment percentage (negative 1.56%).
(4)The Withdrawal Amount after Bond Adjustment is equal to the Withdrawal Amount ($10,000.00) minus the Bond Adjustment amount ($156.00), which is $9,844.00.
(5)The Surrender Charge amount is $0.00 because the withdrawal is within the Free Surrender Amount.
(6)The Withdrawal Amount after Surrender Charge is the Withdrawal Amount ($10,000.00) minus the Bond Adjustment Amount ($156.00) minus the Surrender Charge ($0.00), which is $10,000.00 - $156.00 -$0.00 = $9,844.00.
(7)The Accumulated Value after Withdrawal is the Accumulated Value prior to Withdrawal ($100,000.00) minus the Withdrawal Amount ($10,000.00), which is $100,000.00 - $10,000.00 = $90,000.00.
Critical Need Surrender Charge Waiver Rider
This rider is automatically added to the Contract at issue (subject to state approval and state variations may apply). There is no charge for this benefit.
This rider waives the Surrender Charge on withdrawals made after the first Contract Anniversary if the Owner or Annuitant has a critical need. The Segment Interim Value calculations, Bond Adjustments and proportional reductions to Crediting Base discussed in other sections of the prospectus (including Equity Adjustments) will still apply to amounts deducted under this waiver.
Withdrawals under this waiver count against any Free Surrender Amount remaining for the current Contract Year.
A critical need is limited to confinement to a health care facility, terminal illness diagnosis, or total and permanent disability. The benefits are available for a critical need if the following conditions are met:
•the Owner or Annuitant has a critical need; and
•the critical need did not exist before the Contract Date.
For purposes of this rider, the following definitions apply:

•health care facility — a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility owned or operated by the Owner, Annuitant or a member of their immediate family. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the Contract Date and the Surrender must occur within 90 days of the confinement’s end. Notice must be provided within 90 days after confinement ends.
•terminal illness — sickness or injury that results in the Owner’s or Annuitant’s life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company.
•total and permanent disability — the Owner or Annuitant is unable to engage in any occupation for pay or profit due to sickness or injury.
Equity Adjustment
Before the end of a Segment Term for an Index-Linked Segment Option, if any of the following transactions occurs, the transaction will be based on the Segment Interim Value of your investment in that Index-Linked Segment Option and, therefore, subject to an Equity Adjustment:
•you take any withdrawal (including a full withdrawal, partial withdrawal, withdrawal of the Free Surrender Amount, RMD withdrawal, scheduled withdrawal or unscheduled withdrawal),
•you exercise the Segment Lock-In feature,
•you Annuitize, or
•there is a death benefit.
The Segment Interim Value will reflect the Equity Adjustment. See 10. INDEX-LINKED SEGMENT OPTIONS – Segment Interim Value.
An Equity Adjustment may be positive, negative or equal to zero. A negative Equity Adjustment will result in loss. The loss could be greater than the value withdrawn or otherwise removed from the Index-Linked Segment Option, and could result in a loss beyond the downside protection for the Index-Linked Segment Option. A negative Equity Adjustment will reduce Contract value, Surrender value and/or the death benefit, perhaps significantly.
In extreme circumstances, for any Index-Linked Segment Option, the maximum potential loss that could result from a negative Equity Adjustment is 100% (i.e., a complete loss of your investment in the Index-Linked Segment Option).
Any applicable Surrender Charge or Bond Adjustment will be applied after the Equity Adjustment and will not be reflected in the Segment Interim Value. Losses due to negative Equity Adjustments will be greater if you also have to incur a Surrender Charge, a negative Bond Adjustment, taxes or tax penalties. There are no circumstances under which an Equity Adjustment will be waived.
Equity Adjustments do not apply to either the Initial Holding Account or the Fixed Segment Option.
The Equity Adjustment is not a fee or charge that is provided in consideration for any specific Contract features. Equity Adjustments are related to the value of the derivative assets that we may hold in support of our financial obligations under the Contract. Equity Adjustments shift risk from us to Owners, protecting us from losses on those derivative assets when amounts are withdrawn or otherwise removed from an Index-Linked Segment Option prior to end of a Segment Term.
Equity Adjustments are calculated using a formula. Several factors may cause a positive or negative adjustment, such as the time remaining in the Segment Term; the applicable Buffer Rate, Floor Rate, Cap Rate or Participation Rate; market conditions (e.g., interest rates, volatility, dividends); and the market values of the hypothetical derivative instruments that we use to hedge our obligations. See CONTRACT ADJUSTMENT – Equity Adjustment in the Statement of Additional Information for more details, including examples illustrating the operation of an Equity Adjustment.

In addition to an Equity Adjustment, upon partial withdrawal or Annuitization prior to the Segment End Date, your Crediting Base in the Index-Linked Segment Option will be reduced. In general, the reduction will be proportionate and could be greater than the amount withdrawn or Annuitized. A reduction to your Crediting Base will result in lower Segment Interim Values for the remainder of the Segment Term, and less gain or more loss, as applicable, at the end of the Segment Term. See 10. INDEX-LINKED SEGMENT OPTIONS – Reductions to Crediting Base.
If the optional Rate Enhancement Rider has been elected, the daily rider charges that are deducted from the Crediting Base(s) for your Index-Linked Segment Option(s) will not trigger an Equity Adjustment, even when deducted before the end of a Segment Term, as the deduction of rider charges are not based on the Segment Interim Value. See Optional Benefit — Rate Enhancement Rider below. However, the reduction to your Crediting Base will result in lower Segment Interim Values for the remainder of the Segment Term, and less gain or more loss, as applicable, at the end of the Segment Term.
Information about the current value of an Equity Adjustment may be obtained by contacting us toll-free at 1-800-852-4450. Please note that Equity Adjustments fluctuate daily, and the current value quoted may differ from the actual value calculated at the time of adjustment.
Bond Adjustment
On any day during a Segment Term (including a Segment End Date), a Bond Adjustment may upon a withdrawal or other Surrender. Except as otherwise provided below, a Bond Adjustment will apply to the following regardless of when it occurs (even a Segment End Date):
•For Contracts with applications signed on or after May 1, 2025: (i) any withdrawal in excess of the Free Surrender Amount, including a full withdrawal, partial withdrawal, scheduled withdrawal or unscheduled withdrawal; (ii) any Annuitization; or (iii) any death benefit.
Note: A Bond Adjustment does not apply to RMD withdrawals, as RMD withdrawals will be withdrawals of the Free Surrender Amount.
•For Contracts with applications signed before May 1, 2025: (i) any withdrawal, including a full withdrawal, partial withdrawal, RMD withdrawal, scheduled withdrawal, unscheduled withdrawal or withdrawal of the Free Surrender amount; (ii) any Annuitization; or (iii) any death benefit.
Note: A Bond Adjustment does apply to withdrawals of the Free Surrender Amount, including RMD withdrawals
A Bond Adjustment may be positive, negative or equal to zero. A negative Bond Adjustment will result in loss. A negative Bond Adjustment will reduce the amount payable upon withdrawal, for Annuitization or for the death benefit
In extreme circumstances, you could lose up to 100% of the amount Surrendered from an Index-Linked Segment Option (i.e., the entire amount Surrendered).
The Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities. The minimum value of the Fixed Segment Option on any Surrender will never be less than the minimum nonforfeiture amount under state law, including after any negative Bond Adjustment.
The Bond Adjustment will be reflected in the Surrender Value, along with any applicable Surrender Charge or Equity Adjustment. The Bond Adjustment will apply after any applicable Equity Adjustment or Rate Enhancement Rider fee, and before any applicable Surrender Charge. Losses due to negative Bond Adjustments will be greater if you also incur a Surrender Charge, a negative Equity Adjustment, taxes or tax penalties.
A Bond Adjustment will not apply to the following:
•Withdrawals of the Free Surrender Amount for Contracts with applications signed on or after May 1, 2025;
•RMD withdrawals for Contracts with applications signed on or after May 1, 2025, as RMD withdrawals will be withdrawals of the Free Surrender Amount for those Contracts;

•Withdrawals or other Surrenders deducted from the Initial Holding Account; or
•Exercise of the Contract’s free look rights.
In addition, a Bond Adjustment will be zero (0%) on every Segment Anniversary evenly divisible by six (6) (e.g., 6, 12, 18, etc.).
The Bond Adjustment is not a fee or charge that is provided in consideration for any specific Contract features. Bond Adjustments are related to changes in the value of longer-term fixed income assets that we may hold in support of our financial obligations under the Contract. Bond Adjustments shift risk from us to Owners, protecting us from losses on those fixed income assets when amounts are Surrendered under the Contract.
Bond Adjustments are calculated using a formula. Changes in interests rates may cause a positive or negative Bond Adjustment. Generally, if interest rates have increased since the beginning of the current Bond Adjustment period, the Bond Adjustment will be negative, reducing the Surrender amount. If interest rates have decreased since the beginning of the current Bond Adjustment period, the Bond Adjustment will generally be positive, increasing the Surrender amount. See CONTRACT ADJUSTMENT – Bond Adjustment in the Statement of Additional Information for more details, including examples illustrating the operation of a Bond Adjustment.
Information about the current value of a Bond Adjustment may be obtained by contacting us toll-free at 1-800-852-4450. Please note that Bond Adjustments fluctuate daily, and the current value quoted may differ from the actual value calculated at the time of adjustment.

Premium Taxes
We do not currently assess premium taxes for any Contract at issue. We reserve the right to deduct an amount to cover any premium taxes imposed by states or other jurisdictions. If we elect to begin deducting any premium taxes, we will provide you with 30 days advance written notice. Any deduction is made from either the Premium Payment when we receive it, or the Accumulated Value when you request a withdrawal (full or partial) or you request application of the Accumulated Value (full or partial) to an annuity benefit payment option. Premium taxes generally range from 0% in most states to as high as 3.50%.

Optional Benefit — Rate Enhancement Rider
The Rate Enhancement Rider is an optional benefit that can only be elected at the time the Contract is issued. The Rate Enhancement Rider provides an increased Participation Rate and/or Cap Rate on the Index-Linked Segment Options.
For each Index-Linked Segment Option that you have selected for investment, the annual charge for the Rate Enhancement Rider is 0.95%, as a percentage of your Crediting Base on the Segment Term Start Date for the applicable Index-Linked Segment Option. The rider charge is deducted daily from the Crediting Base(s) for your Index-Linked Segment Option(s). If you are invested in multiple Index-Linked Segment Options, the daily charge will be deducted in full from each Crediting Base (in other words, the daily charge will not be shared or otherwise spread out across your various Crediting Bases).
Each day during the Segment Term, the Crediting Base is reduced by the dollar amount of the daily charge. The charge is applied against and deducted daily from the Crediting Base prior to other Contract activity (e.g., Surrender, Segment Credits) on a particular day. If you exercise a Segment Lock-In, this charge continues to be applied against and deducted from the Crediting Base.
Because the rider charge is deducted daily, no pro-rated charges are due upon rider termination. Please note:
•The daily rider charges will not result in a Bond Adjustment, as such deductions are not Surrenders under the Contract.
•The daily rider charges will not trigger an Equity Adjustment, even when deducted before the end of a Segment Term, as such deductions are not based on the Segment Interim Value.
•When the daily rider charges are deducted from the Crediting Base(s) for your Index-Linked Segment Option(s), the Crediting Base is reduced by the dollar amount of the daily charge. The reduction is not proportionate, even when deducted prior to the Segment End Date.

•Because rider charges reduce your Crediting Base, the charges for the rider are already reflected in your Segment Interim Values before the end of the Segment Term and your Segment Values at the end of the Segment Term.
The rider charge is intended to reimburse us for the cost of providing the enhanced rates for the Index-Linked Segment Options. Rider charges will apply only to the Index-Linked Segment Options that you have selected for investment. They will not apply to the Fixed Segment Option.
Rate Enhancement Rider Charge Example
Assume:
•You invest in a single Index-Linked Segment Option with a six-year Segment Term, beginning on January 9, 2025 and ending on January 9, 2031.
•Your Crediting Base is $100,000.00 at the start of your Segment Term.
•There are no withdrawals or other transactions based on Segment Interim Value before the end of the Segment Term.
•You remain invested in the Index-Linked Segment Option until the end of the Segment Term.
Based on these assumptions:
•The daily charge deducted from your Crediting Base would be $2.60 ($100,000.00 * 0.95% / 365). The charge will be deducted each day for the duration of the six-year Segment Term. By the end of the Segment Term, the total charge deducted will be $5,699.20 (i.e., $2.60 x 2,192 days).
•Each day, your Crediting Base will be reduced by the dollar amount of the daily charge: Day 1: Crediting Base will equal $99,997.40 ($100,000 – $2.60); Day 2: Crediting Base will equal $99,994.80 ($99,997.40 – $2.60); Day 3: Crediting Base will equal $99,992.20 ($99,994.80 – $2.60); etc. Note that these rider charge deductions are on a dollar-for-dollar basis. They are not proportionate reductions, and do not trigger Equity Adjustments, because rider charges are not deducted based on Segment Interim Value.
•Moving forward to Day 100 of the Segment Term, the Crediting Base would be $99,740.00 (i.e., $100,000.00 – ($2.60 * 100)). The total rider charge to this point has been $260.00 (i.e., $2.60 x 100).
•On the final day of the Segment Term (Day 2,192), the Crediting Base would be $94,300.80 (i.e., $100,000 – ($2.60 * 2,192)). The total rider charge to this point has been $5,699.20.
•Assuming a Segment Credit of 5%, the final Segment Value would be equal to $99,015.84 (i.e., $94,300.80 * (1 + 5%)). Note that the Segment Return of $4,715.04 ($94,300.80 * 5%) is less than the total amount of rider charges of $5,699.20. By comparison, if the rider was not elected and the Crediting Base remained $100,000, the final Segment Value would be equal to $105,000 (i.e., $100,000 * (1 + 5%)).
•Assuming a Segment Credit of -5%, the final Segment Value would be equal to $89,585.76
(i.e., $94,300.80 * (1 + -5%)). Note that the negative Index Change together with the rider charges resulted in a total loss of -10.4%, which is greater than the negative Index Change of -5%. By comparison, if the rider was not elected and the Crediting Base remained $100,000, the final Segment Value would be equal to $95,000 (i.e., $100,000 * (1 + -5%)).
The example above assumes that there were no withdrawals or other transactions based on Segment Interim Value before the end of the Segment Term. If a transaction based on Segment Interim Value were performed during the Segment Term, it would not change the dollar amount of the daily rider charge that is subsequently deducted from the Crediting Base. However, the Segment Interim Value transaction would result in an additional reduction to the Crediting Base, which could be greater than the amount removed from the Index-Linked Segment Option due to a proportional reduction, so the daily rider charge would thereafter be deducted from an even smaller Crediting Base for the remainder of the Segment Term. Nonetheless, in this example, assuming that you remained invested in the Index-Linked Segment Option until the end of the Segment Term, the total amount of rider fees deducted from your Crediting Base would be $5,699.20.
For more information on the Rate Enhancement Rider, please see 10. INDEX-LINKED SEGMENT OPTION MECHANICS — Optional Rate Enhancement Rider.

8.PURCHASING THE CONTRACT
How to Buy a Contract
If you want to buy a Contract, you must submit an application and make a Premium Payment. If the application is complete, received in Good Order and meets all other regulatory and Company requirements, the Contract is issued after we receive the Premium Payment. We reserve the right to reject a Premium Payment that is comprised of multiple payments paid to us over a period of time. If we permit you to make multiple payments as part of your Premium Payment, the Contract will not be issued until all such payments are received. We reserve the right to hold such multiple payments in a non-interest bearing account until the date of Contract issuance.
The date the Contract is issued is the Contract Date. The Contract Date is the date used to determine Contract Years, regardless of when the Contract is delivered.

Depending on your state, or your financial professional or your financial professional's firm, certain investment options or benefits described in this prospectus may vary or may not be available, or may be available on different terms. See APPENDIX C - STATE VARIATIONS for additional information.
Issue Ages
We do not impose a minimum age restriction related to the purchase of the Contract (provided that the Owner has legal capacity to contract). The Contract may be purchased by individuals up to age 85 on the date that the Contract application is signed. If the Contract has Joint Owners, each Owner must be age 85 or younger on the date that the Contract application is signed.
Premium Payment
•The Premium Payment for a Contract may not be less than $20,000 without our prior approval.
•The Premium Payment is subject to a Surrender Charge period that begins upon issuance of the Contract.
•The Premium Payment is to be made by personal or financial institution check (for example, a cashier’s check). We reserve the right to refuse a Premium Payment that we feel presents a fraud or money laundering risk. Examples of the types of Premium Payments we will not accept are cash, money orders, starter checks, travelers checks, credit card checks, and foreign checks.
•The Premium Payment for a Contract may not be greater than $2,000,000 (maximum premium limit) without our prior approval. For further information, please call 1-800-852-4450.
•We reserve the right to treat all of your and/or your spouse’s Principal index-linked deferred annuity contracts as one contract for purposes of determining whether you have exceeded the maximum premium limit (without Home Office approval).
•This Contract is a single premium index-linked deferred annuity. After the Premium Payment is added to the Contract at Contract issuance, no additional Premium Payments will be accepted.
Initial Holding Account
Beginning on the Contract Date, your Premium Payment (plus credited interest) will be temporarily held in the Initial Holding Account as described in this section.
The Initial Holding Account credits daily interest. Interest will be credited on the amount held in the Initial Holding Account at a fixed rate determined at Contract issue. The Guaranteed Minimum Interest Rate for the Initial Holding Account will be 0.05%. The Initial Holding Account is part of our general account. The Initial Holding

Account is only used when the Contract is initially purchased. Once money transfers out of the Initial Holding Account on the initial Segment Start Date, the Initial Holding Account is no longer available.
Segment Start Dates may be the 9th or the 23rd of a month. Your Premium Payment (plus credited interest) will be allocated from the Initial Holding Account to your selected Segment Option(s) on the next Segment Start Date (i.e., the next 9th or 23rd of any month), if we received the Premium Payment at least one Valuation Day prior to the next Segment Start Date. If not received by then, the Premium Payment will be allocated to your selected Segment Option(s) on the Segment Start Date immediately following the next Segment Start Date. For example, if we receive your application in Good Order and your Premium Payment on the 9th of the month, your Segment Start Date will be the 23rd of that same month (unless we exercise our right described in the next paragraph). The Segment Start Date would not be the 9th because your application and Premium Payment were not received one or more Valuation Days prior to the 9th.
We reserve the right to hold your Premium Payment (plus credited interest) in the Initial Holding Account until the end of the free look period. If we exercise this right, your Premium Payment would be held in the Initial Holding Account for the duration of the free look period plus the number of days until the next Segment Start Date after the free look period expires. For example, if we receive your application in Good Order and your Premium Payment on the 8th of the month, and your free look period expires on the 8th of the following month, your Premium Payment would remain in the Initial Holding Account until the 9th of the following month (approximately 31 days after our receipt of the Premium Payment, depending on the calendar months involved). Please note that the free look period applicable to your Contract varies by state and could be longer or shorter than the free look period used in this example. See Appendix C for state variations.
Depending on when we receive your Premium Payment, when Valuation Days occur in a given calendar month, and the length of the free look period under your Contract, it is possible that your Premium Payment (plus credited interest) could be held in the Initial Holding Account for an extended period of time, potentially multiple months. The Contract does not include a specific maximum number of days that the Premium Payment (plus credited interest) may be held in the Initial Holding Account. The specific number of days will depend on your circumstances, the allocation rules described above, and potentially factors that are beyond our control, such as unanticipated closures of the New York Stock Exchange.
For example, assume that we receive your application in Good Order and your Premium Payment on October 9, 2024, we exercise our right to hold your Premium Payment in the Initial Holding Account until the end of the free look period, and the longest free look period currently possible of 45 days (for replacement Contracts issued in Pennsylvania) applies. Based on these assumptions, your Premium Payment (plus credited interest) would remain in the Initial Holding Account until December 9, 2024 (61 days total).
Allocation to the Segment Options
•On your application, you direct how the amount transferred out of the Initial Holding Account will be allocated to the Segment Option(s). We will not approve your application in the absence of allocation instructions in Good Order.
•A complete list of the available Segment Options, including Index-Linked Segment Options and the Fixed Segment Option, may be found in APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
•Allocations must be in percentages.
•Percentages must be in whole numbers and total 100%.
•Once an amount is allocated to a particular Segment Option, the amount cannot be transferred until the end of the Segment Term for that particular Segment Option.
•The minimum amount you can allocate to any single Segment Option is $1,000.00. Other than a maximum Premium Payment at the Contract level, there is no maximum amount that can be allocated to a Segment Option.

Contract Owner Rights

During the accumulation period, you have all rights to the benefits under the Contract. The Annuitant and any Joint Annuitant (if not the Owner or Joint Owner, respectively) do not have any rights to the Contract. All of your rights of ownership cease upon your death. At that point the death benefit will become payable according to your benefit instructions.
During the Annuitization period you are still the only person with material rights to the Contract. For more details on the Annuitization period, see 17. ANNUITIZATION. After the death of the Owner the primary beneficiary(ies) have the rights to the death benefit, if any.
If your Contract is part of a qualified plan, IRA, SEP, or SIMPLE-IRA, you may not change either the Owner or the Annuitant.
You may change the Owner and/or Annuitant of your Non-qualified Contract at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change.
If an Annuitant who is not an Owner dies while the Contract is in force, a new Annuitant may be named unless the Owner is a corporation, trust or other entity.
While this Contract is in force, you have the right to name or change a beneficiary. This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us Notice.
Right to Examine the Contract (Free Look)
It is important to us that you are satisfied with the purchase of your Contract. Under state law, you have the right to return the Contract for any reason during the examination offer period (a “free look period”). The free look period is the later of 15 days after the Contract is delivered to you, or such later date as specified by applicable state law. For a state-by-state description of material variations of this Contract, see APPENDIX C.
Upon exercising your free look rights, the amount we will return to you will be based on the state law applicable to your Contract as follows:
•In the states that require us to return your Premium Payment, we will return your Premium Payment without any interest earned.
•In states where we return your Contract Accumulated Value, the free look amount will be the Contract Accumulated Value plus any premium tax charge deducted, and minus any applicable federal and state income tax withholding. In addition, with respect to any portion of your Premium Payment allocated to an Index-Linked Segment Option, you assume risk of loss due to the possibility of a negative Equity Adjustment. As a result, you may receive less money upon your exercise of your free look rights than you paid into the Contract in Premium Payment.
•In states that require us to return the greater of your Premium Payment and your Contract Accumulated Value, the free look amount will be the greater of the values in the previous two bullets.
The Contract Accumulated Value would be subject to the Segment Interim Value calculation (which includes an Equity Adjustment) if your Premium Payment is allocated to a Segment Option. If you receive the Contract Accumulated Value, you assume the risk of any drop in Segment Interim Value on Premium Payment allocated to the Index-Linked Segment Options. If your Contract is issued in a state that requires a refund of your Premium Payment upon cancellation of your Contract during the free look period, you will not receive any interest earned while in the Initial Holding Account.
The Bond Adjustment does not apply upon exercise of the Contract’s free look rights.
Although we currently allocate to the Segment Options prior to the end of the free look period (after holding the money in the Initial Holding Account), during times of economic uncertainty and with prior notice to you, we may exercise our right to keep the Premium Payment in the Initial Holding Account during the entire free look period, which varies by state and whether your Contract is a replacement or not. The maximum duration of the free look period is 45 days in replacement scenarios (e.g., replacing an existing life insurance policy or annuity)

and 30 days in non-replacement scenarios in certain states, subject to changes in state law. See Initial Holding Account earlier in this section, as well as APPENDIX C for state variations.
The amount of your refund and the length of the free look period may depend on whether your Contract is a replacement of another insurance or annuity contract. Generally, for Contracts issued as a replacement, this period is 30 days. If your Contract is an IRA or Roth IRA and you cancel within the first 7 days, you will receive the greater of:
•The Premium Payment made, plus any prior earnings; or
•Your Accumulated Value, plus any premium tax charge deducted, less any applicable federal and state income tax withholding and, depending on the state in which the Contract was issued, any applicable fees and charges.
After the first 7 days, your state’s law will determine the amount you will receive (as described earlier in this provision).
To exercise your free look, you must send the Contract and a written request to us postmarked before the close of business on the last day of the free look period. If you properly exercise your free look, we will cancel the Contract.
You may obtain more specific information regarding the free look from your registered representative or by calling us at 1-800-852-4450.
Distribution of the Contract
Principal Securities, Inc. (the “principal underwriter”) serves as principal underwriter for the contracts.

The business address of the principal underwriter is the Principal Financial Group, 655 9th Street, Des Moines, Iowa 50392. We are affiliated with the principal underwriter, as we and the principal underwriter are under common control as subsidiaries of The Principal Financial Group, Inc.
We have entered into an underwriting agreement with the principal underwriter that covers distribution of the contracts. The principal underwriter is registered as a broker-dealer with the SEC under the 1934 Act, and with the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter is a member of the Securities Investors Protection Corporation. You may contact FINRA by calling 1-800-289-9999 or online at www.finra.org for information about the principal underwriter as well as your broker-dealer and their respective financial professional. Principal underwriter will use its best efforts to perform its distribution services, but is not required to sell any number or dollar amount of Contracts.
With the exception of New York, the Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. We may stop offering the contracts at any time.
The principal underwriter may perform various administrative services on our behalf. We may fund certain of the principal underwriter’s operating and other expenses, including overhead, legal and accounting fees, training, compensation and other expenses associated with the contracts. Financial professionals associated with the principal underwriter and their managers are also eligible for various benefits.
We offer the contracts on a continuous basis. Contracts are sold only by licensed financial professionals in those states where the Contracts may be lawfully sold. The principal underwriter and the Company enter into selling agreements with unaffiliated broker-dealer firms (the “selling broker-dealers”) for the sale of the contracts through those firms and their financial professionals. The financial professionals will be registered representatives of the selling broker-dealers that are registered as broker-dealers under the 1934 Act and members of FINRA.
The Company and/or the principal underwriter pay compensation to broker-dealers, financial institutions, and other parties (“Financial Intermediaries”) for the sale of contracts according to schedules in the selling agreements and other agreements reached between the Company, the principal underwriter and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Contract.
The amount and timing of upfront commissions paid to selling broker-dealers may vary depending on the selling agreements and the contract sold but will not be more than 6.5% of the Premium Payment. Some selling broker-dealers may elect to receive a smaller amount of commission at the time of the sale and an ongoing trail commission for as long as the Contract remains in effect or as agreed in the selling agreement. We may pay or allow other promotional incentives or payments to selling broker-dealers in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations.
The financial professionals who solicit sales of the contracts typically receive a portion of the compensation paid to the selling broker-dealers in the form of commissions or other compensation, depending on the agreement between the selling broker-dealer and the financial professional. The financial professionals may also be eligible for various cash benefits, such as bonuses, insurance benefits, and financing arrangements, and non-cash items. Non-cash items include conferences seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise, priority operations support, preferred programs, and other similar items. Sales of the contracts may help financial professionals qualify for such benefits.
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your existing contract if you determine, after comparing the features, fees and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.
Commissions and other incentives or payments described above are not charged directly to you. We intend to recoup commission and other expenses through fees and charges deducted under the Contract.

9. FIXED SEGMENT OPTION MECHANICS
There is only one Fixed Segment Option for this Contract. This Fixed Segment Option has a one-year Segment Term.

Interests in the Fixed Segment Option are not registered under the Securities Act of 1933, and the Fixed Segment Option is not registered as an "investment company" under the Investment Company Act of 1940. Disclosures regarding the Fixed Segment Option are subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures.
Information regarding the features of the Fixed Segment Option, including (i) its name, (ii) its term and (iii) its minimum guaranteed interest rate, is available in an appendix to this prospectus. See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT. Amounts allocated to the Fixed Segment Option earn interest at the applicable annual interest rate for the Segment Term. The annual interest rate declared at the beginning of the Segment Term is guaranteed until the Segment End Date. Interest will be credited on a daily basis during the Segment Term. The daily rate is calculated as [(1+Annual Interest Rate) ^ (1/365)-1].
If you allocate Accumulated Value to the Fixed Segment Option, the Fixed Segment Value at any time will be equal to the Accumulated Value allocated to the Segment Option on the Segment Start Date, plus interest credited to that Segment Option during the Segment Term, less any amount deducted from that Segment Option during the Segment Term.
We determine the annual interest rate for the Fixed Segment Option at our discretion. In no event will we declare an annual interest rate lower than the Guaranteed Minimum Interest Rate of 0.05%. You bear the risk that we will not credit interest for a new Segment Term at a rate greater than the Guaranteed Minimum Interest Rate.
For the initial Segment Term, the annual interest rate for the Fixed Segment Option will be listed on your Data Page. We may declare different interest rates for subsequent Segment Terms. At least fifteen (15) days prior to the end of any Segment Term, we will provide notice informing you of the Fixed Segment Option(s) available for investment and where to find the annual interest rate(s) for the new Segment Term. This notice of the upcoming renewal will be in writing and the rate(s) will be publicly available at least 7 calendar days prior to the Segment Start Date for the new Segment Term on www.principal.com/individuals/invest-retire/annuities.
See 11. OPTIONS AT END OF SEGMENT TERM for information on how you may provide instructions on reallocating Contract Value at the end of a Segment Term, as well as the default reallocation in the absence of such instructions.
The Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities. The minimum value of the Fixed Segment Option on any Surrender, including after any applicable Bond

Adjustment, will never be less than the minimum nonforfeiture amount. Bond Adjustments may apply to a withdrawal, death benefit payment or Annuitization, regardless of when it occurs, including a Segment End Date. See 7. FEES, CHARGES AND ADJUSTMENTS – Bond Adjustment.
The minimum nonforfeiture amount equals eighty-seven and a half percent (87.5%) of any allocation to the Fixed Segment Option, plus interest credited daily at the non-forfeiture interest rate, less any partial withdrawals and transfers out of the Fixed Segment Option. The non-forfeiture interest rate used to calculate the minimum nonforfeiture amount is determined by us at issue according to the Standard Nonforfeiture Law for Individual Deferred Annuities.
For the amount allocated to the Fixed Segment Option, you will receive the greater of the following upon any Surrender:
•Surrender Value; and
•Nonforfeiture amount as required by the Standard Nonforfeiture Law for Individual Deferred Annuities.
We reserve the right to add and remove Fixed Segment Options as available investment options. There is no guarantee that any Fixed Segment Option will always be available for investment in the future. If we remove a Fixed Segment Option, it will be closed such that no reinvestments or Transfers will be allowed into that Segment Option. If you are currently invested in a Fixed Segment Option that has been removed, you may remain in that Segment Option until the end of the Segment Term.
10. INDEX-LINKED SEGMENT OPTION MECHANICS
General Information
Information regarding the features of each currently offered Index-Linked Segment Option, including (i) its name, (ii) a brief statement describing the assets that the Index seeks to track (e.g., U.S. large-cap equities), (iii) its Segment Term, (iv) its current limit on Index loss and (v) its minimum limit on Index gain, is available in an appendix to this prospectus. See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
Each Index-Linked Segment Option tracks the performance of an Index for a Segment Term. We will credit gain or loss (i.e., positive or negative interest) at the end of a Segment Term to amounts allocated to an Index-Linked Segment Option based, in part, on the performance of the applicable Index. An investment in an Index-Linked Segment Option is not an investment in the applicable Index or in any index fund.
You could lose a significant amount of money if the Index declines in value. You could also lose a significant amount of money due to (i) a negative Equity Adjustment if amounts are removed from an Index-Linked Segment Option prior to the end of its Segment Term and/or (ii) a negative Bond Adjustment if amounts are withdrawn or otherwise Surrendered from an Index-Linked Segment Option at any time during its Segment Term, including the Segment End Date.
We can add and remove Index-Linked Segment Options as available investment options and change the features of an Index-Linked Segment Option from one Segment Term to the next, including the Index and the current limits on Index gains, except as otherwise provided in this prospectus.
If we remove an Index-Linked Segment Option, it will be closed such that no reinvestments or Transfers will be allowed into that Segment Option. If you are currently invested in an Index-Linked Segment Option that is being closed, you may remain in that Segment Option until the end of the Segment Term.
Calculating Segment Credits

Segment Term

Each Index-Linked Segment Option has a defined Segment Term. The Segment Term is the length of time from the Segment Start Date to the Segment End Date, expressed in years. It is also the number of years that the Index-Linked Segment Option is linked to the Index’s performance.

The Contract currently offers Index-Linked Segment Options with 1-year, 2-year and 6-year Segment Terms. Before selecting an Index-Linked Segment Option for investment, you should consider in consultation with your financial professional which Segment Term lengths may be appropriate for you based on your liquidity needs, investment horizon and financial goals. Investing in Index-Linked Segment Options with shorter Segment Terms will provide more opportunities for Segment Credits and Transferring Accumulated Value. Conversely, investing in Index-Linked Segment Options with longer Segment Terms will provide fewer opportunities for Segment Credits and Transferring Contract Value, but may provide higher limits on Index gains for a single Strategy Term (based on the Cap Rates and/or Participation Rates we declare). If comparing two Index-Linked Segment Options with the same Index and limit on Index loss, we will generally tend to declare a higher Cap Rate and/or Participation Rate for the Index-Linked Segment Option with the longer Segment Term than the Index-Linked Segment Option with the shorter Segment Term. However, there is no guarantee that an Index-Linked Segment Option with a longer (or shorter) Segment Term will outperform an Index-Linked Segment Option with a shorter (or longer) Segment Term, over either a single Segment Term or over multiple Segment Terms.
Amounts must remain in an Index-Linked Segment Option until the end of its Segment Term to be credited with Segment Credits and to avoid a possible negative Equity Adjustment in addition to potential Surrender Charges, negative Bond Adjustments and tax consequences.
An Equity Adjustment will apply if any of the following transactions occurs before the end of a Segment Term for an Index-Linked Segment Option:
•you take any withdrawal (including a full withdrawal, partial withdrawal, withdrawal of the Free Surrender Amount, RMD withdrawal, scheduled withdrawal or unscheduled withdrawal),
•you exercise the Segment Lock-In feature,
•you Annuitize, or
•there is a death benefit.
A Bond Adjustment may apply if any of the following transactions occurs on any day during a Segment Term (including a Segment End Date):
•For Contracts with applications signed on or after May 1, 2025: you take (i) any withdrawal in excess of the Free Surrender Amount, including a full withdrawal, partial withdrawal, scheduled withdrawal or unscheduled withdrawal; (ii) any Annuitization; or (iii) any death benefit. Note: A Bond Adjustment does not apply to RMD withdrawals, as RMD withdrawals will be withdrawals of the Free Surrender Amount.
•For Contracts with applications signed before May 1, 2025: you take (i) any withdrawal, including a full withdrawal, partial withdrawal, RMD withdrawal, scheduled withdrawal, unscheduled withdrawal or withdrawal of the Free Surrender amount; (ii) any Annuitization; or (iii) any death benefit. Note: A Bond Adjustment does apply to withdrawals of the Free Surrender Amount, including RMD withdrawals.
See Equity Adjustment and Bond Adjustment under 7. FEES, CHARGES AND ADJUSTMENTS for more information.

Index Change

At the end of the Segment Term for an Index-Linked Segment Option, we use the point-to-point crediting method to calculate the Index Change, which we then use to calculate Index gains or losses, as described further below. To calculate the Index Change, we compare the Index Value on the Segment Start Date to the Index Value on the Segment End Date. The net percentage change between those two dates is the Index Change. For example, if the starting Index Value is 1000 and the ending Index Value is 1100, the Index Change will be 10%. If instead the starting Index Value is 1000 and the ending Index Value is 900, the Index Change will be -10%.

You should be aware that each Index either (a) is a "price return index", not a "total return index," and therefore does not reflect dividends paid on securities composing the Index, or (b) deducts fees and costs when calculating Index performance. This will reduce the Index return and may cause the Index (and consequently your investment in an Index-Linked Segment Option) to underperform a direct investment in the securities composing the Index.

See 10. INDEX-LINKED SEGMENT OPTION MECHANICS – The Indices for information about the Indices to which the Index-Linked Segment Options are linked, including historical index returns.

Segment Credits

    On the Segment End Date, we apply Segment Credits to your investment in an Index-Linked Segment Option. Segment Credits may be positive, negative or equal to zero. Index gains, if any, will be applied as a positive Segment Credit. Index losses, if any, will be applied as a negative Segment Credit.

Segment Credits will be applied to the Crediting Base, resulting in the Segment Value. For example, assuming a Crediting Base of $20,000:

•If the starting Index Value is 1000 and the ending Index Value is 1050, the Index Change will be 5%. Assuming a Cap Rate greater than 5% and a Participation Rate of 100%, the Segment Credit will be 5%. We would apply a $1,000 gain by applying the Segment Credit of 5% to your Crediting Base of $20,000, resulting in a Segment Value of $21,000 (i.e., $20,000 x (1 + 5%) = $21,000).

•If instead the starting Index Value is 1000 and the ending Index Value is 750, the Index Change will be -25%. Assuming a Buffer Rate of 20%, the Segment Credit will be -5% (i.e., the extent to which the negative Index Change exceeds the Buffer Rate). We would apply a $1,000 loss by applying the Segment Credit of -5% to your Crediting Base of $20,000, resulting in a Segment Value of $19,000 (i.e., $20,000 x (1 + -5%) = $19,000).

Limits on Index Losses

    For each Index-Linked Segment Option, at the end of its Segment Term, we may limit the negative Index return used in calculating Segment Credits by applying the applicable buffer or floor feature, as follows:
•Buffer Rate — If you select a Buffer Segment Option for investment, we will absorb any negative Index return up to the Buffer Rate. Any negative Index return in excess of the Buffer Rate will be your responsibility. The Buffer Rate represents the maximum negative Index Change the Company will absorb on the Segment End Date. For Segment Terms longer than one year, the Buffer Rate is for the entire Segment Term; it is not an annual limit.
For example, at the end of the Crediting Period, if the Index Change is -25% and the Buffer Rate is 10%, we will apply a -15% Segment Credit (the amount of negative Index Change that exceeds the Buffer Rate), meaning you would experience a 15% loss from negative Index performance. If instead the Index Change were -5%, we would apply a 0% Segment Credit (because the negative Index Change would not exceed the Buffer Rate), meaning you would experience no loss from negative Index performance.
Note: A 0% Buffer Rate will provide no protection from Index losses. For example, at the end of the Segment Term, if the Index Change is -25% and the Buffer Rate is 0%, we will apply a -25% Segment Credit (the amount of negative Index Change), meaning you would experience a 25% loss from negative Index performance. If instead the Index Change were -100%, we would apply a -100% Segment Credit, meaning you would lose your entire investment in that Segment Option due to negative Index performance.
•Peak Buffer — If you select a Peak Buffer Segment Option for investment, your investment will incur loss at the end of the Segment Term for any negative Index return beyond the Buffer Rate. In this regard, a Peak Buffer Segment Option provides the same type of limited downside protection as a Buffer Segment Option. See “Buffer Rate” above. However, a Peak Buffer Segment Option differs from a Buffer Segment Option insofar as your investment in a Peak Buffer Segment Option may be credited gain when there is a negative Index Change at the end of the Segment Term, provided that the negative Index Change does not exceed the Buffer Rate. At the end of a Segment Term:
•If the negative Index Change does not exceed the Peak Buffer Midpoint, your investment will be credited gain equal to the opposite of the negative Index Change. For example, if the Index Change is -8%, we would apply an 8% Segment Credit (i.e., the opposite of an 8% loss).
•If the negative Index Change exceeds the Peak Buffer Midpoint but not the Buffer Rate, your investment will be credited gain equal to the Buffer Rate less the negative Index Change. For example, assuming a Buffer Rate of 20%, if the Index Change is -14%, we would apply a 6% Segment Credit at the end of the Segment Term (i.e., 20% – 14% = 6%).
•If the negative Index Change equals the Buffer Rate, your Segment Credit will be 0% (i.e., no gain or loss).
•If the negative Index Change exceeds the Buffer Rate, we will apply a loss equal to the negative Index Change in excess of the Buffer Rate. For example, if the Index Change is -25% and the Buffer Rate is 10%, we will apply a -15% Segment Credit at the end of the Segment Term.
Currently, we offer two Peak Buffer Segment Options. Each has a 20% Buffer Rate and 10% Peak Buffer Midpoint. For any other Peak Buffer Segment Option that we may offer in the future, the Peak Buffer Midpoint will be the Buffer Rate divided by 2.
For Segment Terms longer than one year, a Peak Buffer Segment Option’s Buffer Rate is for the entire Segment Term; it is not an annual limit.
•Floor Rate — If you select a Floor Segment Option for investment, we will absorb any negative Index returns in excess of the Floor Rate. Any negative Index returns up the Floor Rate will be your responsibility. The Floor Rate represents the maximum negative Index Change for which you will be responsible on the Segment End Date. For Segment Terms longer than one year, the Floor Rate is for the entire Segment Term; it is not an annual limit.
    For example, at the end of the Crediting Period, if the Index Change is -25% and the Floor Rate is 10%, we will apply a -10% Segment Credit (the amount of negative Index Change up to the Floor Rate) ), meaning you would experience a 10% loss from negative Index performance. If instead the Index Change were -5%, we would apply a -5% Segment Credit (because the negative Index Change would be below the Floor Rate), meaning you would experience a 5% loss from negative Index performance.
Note: A 0% Floor Rate will provide complete protection from Index losses. For example, at the end of the Segment Term, if the Index Change is -25% and the Floor Rate is 0%, we will apply a 0% Segment Credit, meaning you would experience no loss from negative Index performance. However, like any Index-Linked Segment Option, there may be losses due to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and/or taxes and tax penalties.

Under an Index-Linked Segment Option, the maximum amount of loss that you could experience from negative Index performance at the end of a Segment Term, after taking into account the minimum limits on Index loss currently provided under the Contract, would be: 100% loss for a 0% Buffer Rate; 90% loss for a 10% Buffer Rate; 80% loss for a 20% Buffer Rate; 10% loss for a 10% Floor Rate; or 0% loss for a 0% Floor Rate.

Each Index-Linked Segment Option’s limit on Index losses for a single Segment Term is guaranteed not to change, either during a Segment Term or for future Segment Terms. However, we reserve the right to add and remove Segment Options as available investment options. As such, the limits on Index loss offered under the Contract may change from one Segment Term to the next. We will always offer an Index-Linked Segment Option with a 10% Buffer Rate.

We guarantee that the following Segment Option will be available (subject to our right of Index substitution) for the life of the Contract: Point-to-Point, S&P 500 Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. This means that there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater).

We do not guarantee the availability of any other Index- Linked Segment Option or the Fixed Segment Option. In the future, we may not offer any Floor Segment Options, and we do not guarantee a minimum Floor Rate for any Floor Segment Option that we may decide to offer in the future. If we exercise our right to remove one or more Segment Options, and you do not wish to invest in any of the Segment Options that are made available for investment (which may be limited to the sole Index-Linked Segment Option that we guarantee to make available), your only option would be to take a full withdrawal or fully annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties.
You should be aware that an Index-Linked Segment Option's limit on Index loss applies only as the end of a Segment Term. Therefore, the limit on Index loss will not apply unless you hold your investment for the entire Segment Term. Also, the limit on Index loss is only for a single Segment Term. Over multiple Segment Terms, your cumulative losses may exceed the limit on Index loss for any single Segment Term. Furthermore, losses due to a negative Bond Adjustment or negative Equity Adjustment could be significant and could result in a loss beyond an Index-Linked Segment Option's limit on Index loss.
We set the limit on Index losses for each Index-Linked Segment Option at our sole discretion. We consider various factors in determining the limit on Index losses, such as the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.
Before selecting an Index-Linked Segment Option for investment, you should consider in consultation with your financial professional the limits on Index losses that may be appropriate for you based on your risk tolerance, investment horizon and financial goals. Buffers and floors limit Index losses differently, as described above. A Contract Owner seeking to reduce risk of loss should consider the Floor Segment Option with a 0% Floor Rate (which provides complete protection from Index losses, but tends to have less potential for gain based on the Cap Rate and/or Participation Rate we declare), whereas a Contract Owner willing to assume more investment risk may want to consider the Buffer Segment Options (which tend to have more potential for gain based on the Cap Rates and/or Participation Rates we declare), whereas a Contract Owner willing to assume more investment risk may want to consider the Buffer Segment Options (which tend to have more potential for gain based on the Cap Rates and/or Participation Rates we declare, but greater risk of loss compared to the Floor Segment Option with a 0% Floor Rate). However, there is no guarantee that any Index-Linked Segment Option with more (or less) protection from Index losses will outperform an Index-Linked Segment Option with less (or more) protection from Index losses, over a single Segment Term or over multiple Segment Terms.

Limits on Index Gains
    At the end of a Segment Term for an Index-Linked Segment Option, we may limit the positive Index return used in calculating Segment Credits by applying the Cap Rate and/or Participation Rate feature.
•Cap Rate — The Cap Rate represents the maximum limit on Segment Credit. For Segment Terms longer than one year, the Cap Rate is for the entire Segment Term; it is not an annual limit.
•Participation Rate — The Participation Rate is the percentage of positive Index Change in which you can participate.
For each Index-Linked Segment Option (other than those with a 0% Buffer Rate), in the event of a positive Index Change at the end of the Segment Term, the Segment Credit will equal the Index Change multiplied by the Participation Rate, subject to the Cap Rate. The Participation Rate and Cap Rate operate together as follows:
•If the Participation Rate is less than 100%, it will decrease your participation in the positive Index return. For example: if the Index Change is 5%, the Participation Rate is 80% and the Cap

Rate is 10%, we would apply a 4% Segment Credit using the Participation Rate (i.e., 5% x 80% = 4%), meaning you would experience a 4% gain from positive Index performance. If the Index Change were instead 15%, we would apply a 10% Segment Credit because a gain using the Participation Rate (12%) would exceed the Cap Rate (10%), and you would experience a 10% gain from positive Index performance.
•If the Participation Rate is greater than 100%, it will increase your participation in the positive Index performance. For example: If the Index Change is 5%, the Participation Rate is 120% and the Cap Rate is 10%, we would apply a 6% Segment Credit using the Participation Rate (i.e., 5% x 120% = 6%), meaning you would experience a 6% gain from positive Index performance. If the Index Change were instead 15%, we would apply a 10% Segment Credit because a gain using the Participation Rate (18%) would exceed the Cap Rate (10%), and you would experience a 10% gain from positive Index performance.
•If the Participation Rate is 100%, it will neither decrease nor increase your participation in the positive Index performance. For example: if the Index Change is 5%, the Participation Rate is 100% and the Cap Rate is 10%, we would apply a 5% Segment Credit using the Participation Rate (i.e., 5% x 100% = 5%), meaning you would experience a 5% gain from positive Index performance. If the Index Change were instead 15%, we would apply a 10% Segment Credit because a gain using the Participation Rate (15%) would exceed the Cap Rate (10%), and you would experience a 10% gain from positive Index performance.
You should be aware that the declared Cap Rate and Participation Rate for an Index-Linked Segment Option may cause your returns to be lower than the Index's return.
We may choose not to declare a Cap Rate for a particular Segment Option and Segment Term. In that case, the Segment Option will not be subject to a Cap Rate limitation for that Segment Term. However, your participation in any positive Index performance would nonetheless be limited on the Segment End Date if the Participation Rate is less than 100%.
For the Index-Linked Segment Options with a 0% Buffer, there is no Cap Rate limitation. Your participation in any positive Index performance on the Segment End Date will be subject to the declared Participation Rate, which will be at least 100%. For example, if the Index Change is 5% and the Participation Rate is 100%, we would apply a 5% gain using the Participation Rate (i.e., 5% x 100% = 5%). If the Participation Rate were instead 120%, we would apply a 6% gain using the Participation Rate (i.e., 5% x 120% = 6%).
The Cap Rate and Participation Rate for an Index-Linked Segment Option will not change during a Segment Term, but may change from one Strategy Term to the next. The Cap Rates and Participation Rates applicable to your initial Segment Term will be listed in your Data Pages. Those Cap Rates and Participation Rates are not guaranteed for future Segment Terms. For future Segment Terms, we may declare different Cap Rates and Participation Rates.
For each Index-Linked Segment Option available for investment, the Cap Rate and Participation Rate that we are currently offering for new Segment Terms are available at the following website address: www.principal.com/StrategicOutcomes. The Cap Rates and Participation Rates posted on that website address are incorporated by reference into the prospectus.
The lowest Cap Rate and Participation Rate that may be established under the Contract are 0.50% and 5.00%, respectively. We will not declare a Cap Rate or Participation Rate below the applicable guaranteed minimum. The guaranteed minimum Cap Rate and Participation Rate will not change for the life of the Contract. We reserve the right to offer Index-Linked Segment Options with different types of limits on Index gains.
We determine Cap Rates and Participation Rates for each new Segment Term at our discretion, subject to the guaranteed minimum Cap Rate and Participation Rate. We consider a number of factors when declaring Cap Rates and Participation Rates, such as those described in this paragraph. We consider the applicable Buffer Rate or Floor Rate. Generally, we will declare a relatively lower Cap Rate and/or Participation Rate for an Index-Linked Segment Option that provides relatively greater protection from Index losses, and a relatively higher Cap Rate and/or Participation Rate for an Index-Linked Segment Option that provides relatively less protection from Index losses. Also, we seek to manage our risk associated with our obligations, in part, by trading call and put options and other derivative instruments on the available Indices. The costs of these instruments impact the rates we declare, and those costs can be impacted by market conditions and forces. We also consider sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors. You bear the risk that we may declare lower Cap Rates and Participation Rates for future Segment Terms, and that such rates could be as low as the guaranteed minimum Cap Rate and/or Participation Rate for that Index-Linked Segment Option. Rates offered for new Segment Terms may be different from those offered to new investors or offered to you at Contract issuance.
Before selecting an Index-Linked Segment Option for investment, you should consider in consultation with your financial professional the limits on Index gains that may be appropriate for you based on your risk tolerance, investment horizon and financial goals. Generally, based on the Cap Rates and/or Participation Rates that we declare, an Index-Linked Segment Option with a higher limit on Index gains will tend to provide relatively less protection from Index losses (cased on the Buffer Rate or Floor Rate, as applicable) or have a longer Segment Term. Conversely, an Index-Linked Segment Option with a lower limit on Index gains will tend to provide relatively more protection from Index losses (based on the Buffer Rate or Floor Rate, as applicable) or have a shorter Segment Term. If comparing two Index-Linked Segment Options with the same Index and limit on Index loss, we will generally tend to declare a higher Cap Rate and/or Participation Rate for the Index-Linked Segment Option that provides less protection from Index loss. You should also consider how Cap Rates and Participation Rates interact. An Index-Linked Segment Option with a relatively higher Participation Rate may still have relatively less upside potential if it also has a lower Cap Rate, and an Index-Linked Segment Option with a relatively higher Cap Rate may still have relatively less upside potential if it also has a lower Participation Rate. There is no guarantee tat an Index-Linked Segment Option with a lower (or higher) limit on Index gains will outperform an Index-Linked Segment Option with a higher (or lower) limit in Index gains, over either a single Segment Term or over multiple Segment Terms.
Crediting Method Examples
The following examples illustrate how we calculate and credit Segment Credits under each Index crediting methodology assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals or other Surrenders.
The Index Changes in the examples below are wide ranging so that you can compare and contrast different return scenarios; they are not historical Index returns. See The Indices – Historical Index Returns below for information about historical Index returns.
These examples, for the purpose of calculating a hypothetical Segment Credit dollar amount, assume the Crediting Base on the Segment End Date is $1,000. The Segment Credit dollar amount is equal to the Segment Credit percentage multiplied by the Crediting Base.
For each scenario below, assume a 1-year Segment Term on a Floor Segment Option with a 0% Floor Rate, a 5% Cap Rate and a 75% Participation Rate.

Scenario	Beginning Index Value	Ending Index Value	Index Change	Segment Credit percentage	Segment Credit dollar amount ($1,000 Crediting Base)
1	100	125	25%	5%	$50.00
2	100	105	5%	3.75%	$37.50
3	100	100	0%	0%	$0.00
4	100	95	-5%	0%	$0.00
5	100	85	-15%	0%	$0.00
For each scenario below, assume a 1-year Segment Term on a Floor Segment Option with a 10% Floor Rate, a 10% Cap Rate and a 100% Participation Rate.

Scenario	Beginning Index Value	Ending Index Value	Index Change	Segment Credit percentage	Segment Credit dollar amount ($1,000 Crediting Base)
1	100	125	25%	10%	$100.00
2	100	105	5%	5%	$50.00
3	100	100	0%	0%	$0.00
4	100	95	-5%	-5%	$-50.00
5	100	85	-15%	-10	$-100.00
For each scenario below, assume a 6-year Segment Term on a Buffer Segment Option with a 10% Buffer Rate, 50% Cap Rate and a 110% Participation Rate.

Scenario	Beginning Index Value	Ending Index Value	Index Change	Segment Credit percentage	Segment Credit dollar amount ($1,000 Crediting Base)
1	100	160	60%	50%	$500.00
2	100	125	25%	27.50%	$275.00
3	100	100	0%	0%	$0.00
4	100	95	-5%	0%	$0.00
5	100	40	-60%	-50%	$-500.00
For each scenario below, assume a 6-year Segment Term on a Buffer Segment Option with a 0% Buffer Rate and a 100% Participation Rate.

Scenario	Beginning Index Value	Ending Index Value	Index Change	Segment Credit percentage	Segment Credit dollar amount ($1,000 Crediting Base)
1	100	150	50%	50%	$500.00
2	100	105	5%	5%	$50.00
3	100	100	0%	0%	$0.00
4	100	95	-5%	-5%	$-50.00
5	100	50	-50%	-50%	$-500.00
For each scenario below, assume a 6-year Segment Term on a Buffer Segment Option with a 0% Buffer Rate and a 120% Participation Rate.

Scenario	Beginning Index Value	Ending Index Value	Index Change	Segment Credit percentage	Segment Credit dollar amount ($1,000 Crediting Base)
1	100	150	50%	60%	$600.00
2	100	105	5%	6%	$60.00
3	100	100	0%	0%	$0.00
4	100	95	-5%	-5%	$-50.00
5	100	50	-50%	-50%	$-500.00
For each scenario below, assume a 1-year Segment Term on a Peak Buffer Segment Option with a 20% Buffer Rate, a 10% Peak Buffer Midpoint, 5% Cap Rate and a 100% Participation Rate.

Scenario	Beginning Index Value	Ending Index Value	Index Change	Segment Credit percentage	Segment Credit dollar amount ($1,000 Crediting Base)
1	100	125	25%	5%	$50.00
2	100	102	2%	2%	$20.00
3	100	100	0%	0%	$0.00
4	100	95	-5%	5%	$50.00
5	100	90	-10%	10%	$100.00
6	100	88	-12%	8%	$80.00
7	100	75	-25%	-5%	$-50.00
For each scenario below, assume a 6-year Segment Term on a Peak Buffer Segment Option with a 20% Buffer Rate, a 10% Peak Buffer Midpoint, 50% Cap Rate and a 100% Participation Rate.

Scenario	Beginning Index Value	Ending Index Value	Index Change	Segment Credit percentage	Segment Credit dollar amount ($1,000 Crediting Base)
1	100	160	60%	50%	$500.00
2	100	125	25%	25%	$250.00
3	100	100	0%	0%	$0.00
4	100	95	-5%	5%	$50.00
5	100	88	-12%	8%	$80.00
6	100	30	-70%	-50%	$-500.00

The Indices

Generally
This section includes basic information about the Indices. Each Index-Linked Segment Option tracks the performance of an Index for a Segment Term. We will credit gain or loss (i.e., positive or negative interest) at the end of the Segment Term to amounts allocated to an Index-Linked Segment Option based, in part, on the performance of the Index. You could lose a significant amount of money if the Index declines in value.
There is no guarantee that any particular Index will always be available under the Contract. We may change the Indices for the Index-Linked Segment Options from one Segment Term to the next. We also reserve the right to substitute an Index prior to the end of a Segment.

An investment in an Index-Linked Segment Option is not an investment in the companies that compose the applicable Index. You will not be invested in the Index or in the securities tracked by the Index. You will have no voting rights, no rights to receive cash dividends or other distributions and no other rights with respect to the companies that make up the Index. An investment in an Index-Linked Segment Option is an investment in your Contract, which has a cash value and entitles you to certain benefits payable by us, as described in this prospectus.
Additional Index information is included in APPENDIX B. You may request more information about each Index by contacting your financial professional or the Company. See 6. OUR OBLIGATIONS AND HOW TO CONTACT US above for the Company’s contact information.

Index Composition

S&P 500® Price Return Index (SPX)

The S&P 500® Price Return Index was established by Standard & Poor’s. The S&P 500® Price Return Index includes 500 large cap stocks from leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.
The S&P 500® Price Return Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

Russell 2000® Price Return Index (RTY)
The Russell 2000® Price Return Index was established by Russell Investments. The Russell 2000® Price Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Price Return Index is a subset of the Russell 3000® Index representing appropriately 10% of the total market capitalization of that Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
The Russell 2000® Price Return Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

MSCI EAFE Price Return Index (MXEA)
Index-Linked Segment Options linked to this Index are no longer available for Segment Terms beginning after May 1, 2025, except for the initial Segment Term for Contracts with applications signed on or before May 1, 2025.
The MSCI EAFE Price Return Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. International securities carry additional risks, including currency exchange fluctuation and different government regulations, economic conditions and accounting standards. The product referred to herein is not sponsored, endorsed or promoted by MSCI, and MSCI bears no liability with respect to any such product or any index on which such product is based.
The MSCI EAFE Price Return Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

Nasdaq-100 Price Return Index®
The Nasdaq-100 Price Return Index® includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market. The Index includes equities of companies across major industry groups including computer hardware and software, telecommunications, and retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.
The Nasdaq-100 Price Return Index® is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

SG Smart Climate Index
The SG Smart Climate Index (Bloomberg Ticker: SGIXSMAC) is a rules-based index that aims to provide investment exposure to the performance of stocks of U.S. large-capitalization companies that are selected based on proprietary climate risk preparedness scores and certain environmental, social and governance (ESG) exclusion filters. Climate risk generally refers to the risk of negative impacts on a company’s business or financial condition due to climate-related conditions around the globe or the transition to a lower carbon economy. The climate risk models used in connection with the Index seek to identify large U.S. companies that are more likely to perform well in future climate scenarios.
The Index is composed of a single underlying index, the SG Climate Transition Risk Index (Bloomberg Ticker: SGIXCTR) (the “Underlying SGI Index”). The Underlying SGI Index is a weighted index comprised of 150 to 250 stocks selected from the S&P 500® Index. Additional information about the Underlying SGI Index is located in APPENDIX B.
Please note, same as an Index-Linked Segment Option linked to any other Index, if you invest in an Index-Linked Segment Option linked to the SG Smart Climate Index, you are not investing in the companies that comprise the Index (including the Underlying SGI Index). Instead, you are investing in your Contract, which has a cash value and entitles you to certain benefits payable by us, as described in this prospectus. Amounts that you invest in the Contract become assets of the Company. The assets in the Company's general account, which the Company invests to support its payment obligations under the Contract, are not invested based on ESG criteria.
As described further below, the Index deducts fees and costs when calculating the Index performance, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index. The Index is an “excess return” index. The Index’s return reflects the total return on an investment in the underlying component stocks (including reinvestment of all dividends, interest and other income), less the following negative adjustments and deductions that reduce the performance of the Index:
1.The Index’s return reflects a negative performance adjustment equal to 1.50%, as an annualized percentage of Index Value, in the form of a “synthetic dividend.” It is applied daily and is intended to replicate the impact that an annual dividend of 1.50% would have on the Index Level. This “synthetic dividend” is not a dividend paid by the underlying component stocks and is not an amount payable to you. It only serves to reduce the performance of the Index.
2.Assumed fixed replication costs are deducted from the performance of the Underlying SGI Index. These costs equal 0.50%, as an annualized percentage of the index level, and are deducted on a daily basis. These assumed costs are intended to represent the costs that would be incurred in connection with replicating the performance of the Underlying SGI Index.
3.The performance of the Index reflects the return on an investment in the underlying component stocks through the use of borrowed funds. The assumed costs of borrowing are deducted from the Index Level. The assumed costs of borrowing are deducted on a daily basis and equal the current U.S. Federal Funds Rate as reported on Bloomberg. The U.S. Federal Funds Rate is the rate of interest that banks charge each other for short-term loans. As of December 31, 2024, the U.S. Federal Funds Rate was 4.33%. The U.S. Federak Funds Rate will fluctuate over time and may be higher or lower in the future.
The sponsor of the Index and the Underlying SGI Index is Société Générale. The index calculator is S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC). The climate risk models used in connection with the Index are produced by Entelligent, Inc. On January 12, 2022, Societe Generale, through an indirect wholly owned subsidiary, acquired a passive ownership interest and a board seat in Entelligent, Inc. Sustainalytics provides the data used to support the ESG exclusion filters. None of these companies are affiliated with Principal.

Historical Index Returns

The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% cap and a hypothetical -10% buffer. The chart illustrates the variability of the returns from year to year and shows how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.

The performance below is NOT the performance of any Index-Linked Segment Option. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period and limit on Index gains and losses than the Index-Linked Segment Options, and does not reflect Contract fees and charges, including Surrender Charges, negative Bond Adjustments or negative Equity Adjustments, which reduce performance.

1 This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

1 This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

1 Inception date: September 7, 2022.
2 The Index provider deducts fees and costs when calculating the Index return, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

Discontinuation or Substitution of an Index
The Indices available on the Contract Date are not guaranteed for the life of the Contract. For each Index-Linked Segment Option, we may change the Index for future Segment Terms.
The Index-Linked Segment Options are also subject to our right of Index substitution. For any Index-Linked Segment Option, we reserve the right to substitute the Index during a Segment Term if the Index is discontinued or when there is a substantial change in the calculation of the Index that materially modifies the performance or values of the Index or when there is an unexpected increase in our cost to hedge obligations under the Contract. We may also substitute an Index during a Segment Term should Index Values become unavailable for any reason. The substitution of an Index will have no impact on an Index-Linked Segment Option’s Segment Term, Cap Rate, Participation Rate, Buffer Rate, Peak Buffer Midpoint or Floor Rate, as applicable.
When substituting an Index during a Segment Term, we will attempt to select an alternative Index that, in our judgment, has an investment and risk profile similar to the original Index. We will notify you at least 30 days in advance of the substitution, and the notice will include the Index and Segment Option(s) involved. In the event that it is necessary to substitute on less than 30 days’ notice due to circumstances outside of our control, we will provide notice of the substitution as soon as practicable. If required by law, any substitution of an Index is subject to approval by the state insurance authorities where the Contract was issued. In the event that a similar Index is not found, we will substitute the original Index with a domestic or international broad-based securities market index. An Index-Linked Segment Option will not be ended prior to the end of the Segment Term due to our inability to find a similar Index.
If the substitution of an Index occurs during a Segment Term, the point-to-point method will be used in measuring performance of the original Index from the Segment Start Date to the date of substitution and performance of the new Index from the day after substitution through the Segment End Date. An example of how the change in the Index Value would be calculated if a substitution of an Index occurs in the middle of a Segment Term is as follows:
Assume the following:
•Substitution happens halfway through the Segment Term

•Performance of the original Index is 5% from the Segment Start Date to the date of substitution
•Performance of the new Index is -2% from the day after substitution through the Segment End Date
•The change in the Index Value for the full Segment Term would be 3%, which is the performance of the original Index from the Segment Start Date to the date of the substitution (5%) reduced by the negative performance of the new Index from the day after substitution through the Segment End Date (-2%).

Maturity
    See 11. OPTIONS AT END OF SEGMENT TERM for information on how you may provide instructions on reallocating Accumulated Value at the end of a Segment Term, as well as the default reallocation in the absence of such instructions.

Segment Interim Value
Segment Interim Values only apply on dates other than the Segment Start Date and Segment End Date.
Before the end of a Segment Term for an Index-Linked Segment Option, if any of the following transactions occurs, the transaction will be based on the Segment Interim Value of your investment in that Index-Linked Segment Option:
•you take any withdrawal, including a full withdrawal, partial withdrawal, withdrawal of the Free Surrender Amount, RMD withdrawal, scheduled withdrawal or unscheduled withdrawal,
•you exercise the Segment Lock-In feature,
•you Annuitize, or
•a death benefit.
The Equity Adjustment applies to all the above transactions and could result in a loss beyond the downside protection for the Index-Linked Segment Option. The Bond Adjustment may also apply to withdrawals, Annuitization and death benefits and could also result in a loss beyond the downside protection for the Index-Linked Segment Options. In extreme circumstances, for any Index-Linked Segment Option, the total loss could be 100% (i.e., a complete loss of your principal and/or any prior earnings) due to negative Equity Adjustments and/or Bond Adjustments.
The Segment Interim Value is the Crediting Base adjusted for the Equity Adjustment for each Index-Linked Segment Option. The Crediting Base is the amount allocated to the Segment Option on the Segment Start Date, reduced upon any Surrender or deduction of fees under optional Rate Enhancement Rider from that Segment Option prior to the Segment End Date.

The calculation for the Segment Interim Value is:
Segment Crediting Base * (1 + Equity Adjustment percentage)
Generally, the Segment Interim Value will tend to reflect less gain and more loss (as applicable) than would apply at the end of a Segment Term. This means that you might not receive the full protection of a Buffer or Floor Rate reflected in your Segment Interim Value. The Segment Interim Value may result in a loss even if the Index Value at the time the Segment Interim Value is calculated is higher than the Index Value on the Segment Start Date. Generally, the Segment Interim Value will be lower earlier in a Segment Term or if the current Index Value is less than the beginning Index Value.
Note: even for a Segment Option that offers a 0% Floor, please be aware the Segment Interim Value could be negative due to the Equity Adjustment calculation. As a result, any Surrender prior to the Segment End Date could result in loss of principal and/or prior earnings.

If the optional Rate Enhancement Rider has been elected, the daily rider charges are deducted from the Crediting Base(s) for your Index-Linked Segment Option(s). Rider charge deductions will not trigger an Equity Adjustment, even when deducted before the end of a Segment Term, as such deductions are not based on the Segment Interim Value. Nor will rider charge deductions trigger a Bond Adjustment, as such deductions are not Surrenders under the Contract. See 7. FEES, CHARGES AND ADJUSTMENTS — Optional Benefit — Rate.
For more information on how the Equity Adjustment is calculated, see 7. FEES, CHARGES AND ADJUSTMENTS – Equity Adjustment.
Reductions to Crediting Base
Crediting Base
The Crediting Base is a reference value that starts as the amount initially allocated to the Segment Option. Transactions that affect the Crediting Base include Surrenders, rider fees for the optional Rate Enhancement Rider, Transfers and Segment Credits. The Crediting Base itself is not an indication of how much is available before the end of a Segment Term. Please note that the Crediting Base is not the same as the Segment Interim Value. On the initial Segment Start Date, the Crediting Base for any Segment Option is the amount from the Initial Holding Account that gets allocated to the specific Segment Option. On any other date, the Crediting Base for any Segment Option is the amount allocated to the Segment Option on the Segment Start Date, reduced upon any Surrender or deduction of daily fees under the optional Rate Enhancement Rider and increased or decreased for any Segment Credits and Transfers. The calculation for the Crediting Base is as follows:
Cred BasePrev — Seg Fee + Seg Credit + TransfersIn — TransfersOut — Surrenders
Where:
•Cred BasePrev is the Segment Crediting Base on the previous day
•Seg Fee is the Segment Fee amount applied to the Segment Option on this date
•Seg Credit is the amount of Segment Credits credited to the Segment Option on this date
•TransfersIn is the amount transferred from other Segment Options to this Segment Option on this date
•TransfersOut is the amount transferred to other Segment Options from this Segment Option on this date
•Surrenders is the Surrender amount deducted from this Segment Option on this date
Segment Fees (arising from the optional Rate Enhancement Rider, if in effect) and Surrenders may be applied on any day in the Segment Term. Segment Credits and Transfers are only applied on the Segment End Date.
Impact of Reductions
The three areas in which reductions to your Crediting Base will occur are Rate Enhancement Rider fees, Surrenders and negative Segment Credits.
Rate Enhancement Rider Fees: If the optional Rate Enhancement Rider has been elected, the daily rider charges are deducted from the Crediting Base(s) for your Index-Linked Segment Option(s). The Crediting Base is reduced by the dollar amount of the daily charge. The reduction is not proportionate, even when deducted prior to the Segment End Date. The deduction of the rider charges will not trigger a Bond Adjustment under the Contract, because deductions of the rider charges are not Surrenders under the Contract. The deduction of the rider charges will not trigger an Equity Adjustment, even when deducted before the end of a Segment Term, as deductions of the rider charges are not based on Segment Interim Value. See 7. FEES, CHARGES AND ADJUSTMENTS — Optional Benefit — Rate Enhancement Rider.

Surrenders that occur before the Segment End Date: the Crediting Base for an Index-Linked Segment Option will be reduced by the same proportion that the Segment Interim Value was reduced by the Surrender unless the Surrender is a partial withdrawal satisfying the Required Minimum Distribution requirement for your Contract. If the Segment Interim Value is greater than the Crediting Base at the time of the Surrender, the Crediting Base will be reduced by less than the Surrender amount (i.e., on less than a dollar-for-dollar basis). If the Segment Interim Value is less than the Crediting Base at the time of the Surrender, the Crediting Base will be reduced by more than the Surrender amount (i.e., on more than a dollar-for-dollar basis).
If the Surrender is a partial withdrawal satisfying the Required Minimum Distribution requirement for your Contract, and the Segment Interim Value immediately prior to the RMD withdrawal is equal to or greater than the Crediting Base, the Crediting Base will be reduced by less than the withdrawal amount (i.e., on less than a dollar-for-dollar basis), same as a non-RMD withdrawal in that situation. If the Segment Interim Value is less than the Crediting Base at the time of a withdrawal, the Crediting Base is reduced for the RMD withdrawal on a dollar-for-dollar basis by the lesser of the RMD amount for your Contract and the portion of the Crediting Base Surrendered.
The Surrender amount equals the Segment Interim Value withdrawn plus or minus the Bond Adjustment and minus any applicable Surrender Charges. In calculating the Surrender amount, a Bond Adjustment is factored in, which could have a negative impact on the Surrender amount. The Segment Interim Value is the Crediting Base adjusted for the Equity Adjustment.
Surrenders that occur on the Segment End Date: the Crediting Base will be reduced by the Surrender amount. An RMD withdrawal that occurs on a Segment End Date will reduce the Crediting Base in the same manner as a non-RMD Withdrawal (i.e., by the amount of Accumulation Value withdrawn). The Surrender amount equals the Accumulated Value withdrawn plus or minus the Bond Adjustment and minus any applicable Surrender Charges. In calculating the Surrender amount, a Bond Adjustment is factored in, which could have a negative impact on the Surrender amount. The Equity Adjustment does not apply since the Surrender occurs on the Segment End Date.
If you receive a negative Segment Credit on the Segment End Date, the Crediting Base will be reduced by the entire amount of the negative Segment Credit.
Reduction to Crediting Base — Negative Segment Credits (End of Segment Term and No Surrenders)
Below is an example of how a negative Segment Credit causes a reduction to the Crediting Base. This example shows how Segment Credits decrease (or increase) the Crediting Base on a dollar-for-dollar basis. Assume this is a 1-year Segment Option with a Premium Payment of $100,000.00. At the end of the first Segment Term, the Segment Option received a positive $5,000 Segment Credit, which increases the Segment Option’s Crediting Base. In the second Segment Term, the Segment Option received a negative $15,000, which decreased the Segment Option’s Crediting Base below the Premium Payment to $90,000. In the third Segment Term (and final year of this example), the Segment Option received a positive $2,000 Segment Credit, which increases the Segment Option’s Crediting Base to $92,000. In this example the Bond Adjustment would not apply because there is not a Surrender occurring. Segment Credits only occur on Segment End Dates. This example also assumes no Surrenders.

Contract Year	Beginning Crediting Base	Segment Credit	Crediting Base After Segment Credit
1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$100,000.00	$ 5,000.00	$105,000.00
2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$105,000.00	-$15,000.00	$ 90,000.00
3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 90,000.00	$ 2,000.00	$ 92,000.00

Reduction to Crediting Base — Rate Enhancement Rider Fees (Middle of Segment Term and No Surrenders)

This example displays how the Rate Enhancement Rider fee reduces the Segment Option’s Crediting Base assuming all funds are allocated to an Index-Linked Segment Option and there are no Surrenders. If your Crediting Base is $100,000.00 at the start of your Segment Term, the daily charge deducted from your Crediting Base for the rider would be $2.60, which is calculated as follows: ($100,000.00 * 0.95% / 365). Each day during the Segment Term, the Crediting Base is reduced by the dollar amount of the daily charge, $2.60. The reduction is not proportionate, even when deducted prior to the Segment End Date. In this example, on the 100th day after the Segment Start Date, the Crediting Base would be $100,000.00 — ($2.60 * 100) = $99,740.00. For a more detailed version of this example, see 7. FEES, CHARGES AND ADJUSTMENTS — Optional Benefit — Rate Enhancement Rider.
Reduction to Crediting Base — Partial Withdrawal at End of Segment Term (Dollar-for-Dollar Reduction to Crediting Base)
Below is an example of how a partial withdrawal at the end of a Segment Term causes a reduction to the Crediting Base. The example displays how a partial withdrawal at the end of a Segment Term causes a dollar-for-dollar reduction to the Crediting Base. In this example, the Segment Credit is $0 because the assumed Index Change for the Segment Term is 0%. Segment Interim Value (including the Equity Adjustment) does not apply on a Segment End Date. The Bond Adjustment does still apply on Segment End Dates due to the need for the Company to have the underlying investments backing up the Contract closely match up with the Company’s obligations under the Contract. The Bond Adjustment is applied to the portion of the Crediting Base that is being Surrendered. This example assumes that the Accumulated Value is entirely invested in a single Index-Linked Segment Option.

For Contracts with applications signed on or after May 1, 2025
Premium Payment    $100,000.00
Crediting Base    $100,000.00
Index Change    0.00%
Segment Credit     $    0.00
Accumulated Value prior to Withdrawal    $100,000.00
Required Minimum Distribution     $    0.00
Free Surrender Amount     $ 10,000.00(1)
Withdrawal Amount    $ 20,000.00

Portion of Crediting Base Surrendered	$ 20,000.00(2)
Bond Adjustment Percentage	-2.50%
Bond Adjustment Amount	$ -250.00(3)
Withdrawal Amount after Bond Adjustment	$ 19,750.00(4)
Surrender Charge Percentage	8.00%
Surrender Charge	$ 780.00(5)
Withdrawal Amount after Surrender Charges	$ 18,970.00(6)
Crediting Base after Withdrawal	$ 80,000.00(7)
Accumulated Value after Withdrawal	$ 80,000.00(8)

(1)The Free Surrender Amount is $10,000.00. This was calculated by multiplying the Premium Payment ($100,000.00) by 10%.
(2)The portion of the Crediting Base Surrendered is $20,000.00. This represents the amount by which the Crediting Base is reduced. On a Segment End Date, the Crediting Base is reduced by the amount of a Surrender on a dollar-for-dollar basis, causing the Withdrawal Amount ($20,000) and the portion of Crediting Base Surrendered to be the same.
(3)The Bond Adjustment amount is negative $250.00. For this example, we assumed the Bond Adjustment percentage was negative 2.50%. The Bond Adjustment amount was calculated by multiplying the portion of the Crediting Base Surrendered ($20,000.00), less the Free Surrender Amount ($10,000.00), times the Bond Adjustment percentage (negative 2.50%).

(4)The Withdrawal Amount after Bond Adjustment is equal to the Withdrawal Amount ($20,000.00) minus the Bond Adjustment amount ($250.00), which is $19,750.00.
(5)The Surrender Charge amount is $780.00. For this example, we assumed a Surrender Charge percentage of 8.00%, which would be the case if the partial withdrawal occurred during the first or second Contract Year. The Surrender Charge amount is calculated by subtracting the Free Surrender Amount ($10,000.00) from the withdrawal amount after Bond Adjustment ($19,750.00) and multiplying the difference by the Surrender Charge percentage (8.00%).
(6)The Withdrawal Amount after Surrender Charge is the Withdrawal Amount ($20,000.00) minus the Bond Adjustment Amount ($250.00) minus the Surrender Charge ($780.00), which is $20,000.00 – $250.00 – $780.00 = $18,970.00.
(7)The Crediting Base after Withdrawal is $80,000.00. This amount is calculated by subtracting the portion of the Crediting Base Surrendered ($20,000.00) from the initial Crediting Base ($100,000.00).
(8)Accumulated Value after Withdrawal is equal to the Accumulated Value prior to Withdrawal ($100,000) minus the Withdrawal Amount ($20,000), which is $80,000.

For Contracts with applications signed before May 1, 2025
Premium Payment    $100,000.00
Crediting Base    $100,000.00
Index Change    0.00%
Segment Credit     $    0.00
Accumulated Value prior to Withdrawal    $100,000.00
Required Minimum Distribution     $    0.00
Free Surrender Amount     $ 10,000.00(1)
Withdrawal Amount     $ 20,000.00

Portion of Crediting Base Surrendered	$ 20,000.00(2)
Bond Adjustment Percentage	-2.05%
Bond Adjustment Amount	$ -410.00(3)
Withdrawal Amount after Bond Adjustment	$ 19,590.00(4)
Surrender Charge Percentage	8.00%
Surrender Charge	$ 767.20(5)
Withdrawal Amount after Surrender Charges	$ 18,822.80(6)
Crediting Base after Withdrawal	$ 80,000.00(7)
Accumulated Value after Withdrawal	$ 80,000.00(8)

(1)The Free Surrender Amount is $10,000.00. This was calculated by multiplying the Premium Payment ($100,000.00) by 10%.
(2)The portion of the Crediting Base Surrendered is $20,000.00. This represents the amount by which the Crediting Base is reduced. On a Segment End Date, the Crediting Base is reduced by the amount of a Surrender on a dollar-for-dollar basis, causing the Withdrawal Amount ($20,000) and the portion of Crediting Base Surrendered to be the same.
(3)The Bond Adjustment amount is negative $410.00. For this example, we assumed the Bond Adjustment percentage was negative 2.05%. The Bond Adjustment amount was calculated by multiplying the portion of the Crediting Base Surrendered ($20,000.00) times the Bond Adjustment percentage (negative 2.05%).
(4)The Withdrawal Amount after Bond Adjustment is equal to the Withdrawal Amount ($20,000.00) minus the Bond Adjustment amount ($410.00), which is $19,590.00.
(5)The Surrender Charge amount is $767.20. For this example, we assumed a Surrender Charge percentage of 8.00%, which would be the case if the partial withdrawal occurred during the first or second Contract Year. The Surrender Charge amount is calculated by subtracting the Free Surrender Amount ($10,000.00) from the withdrawal amount after Bond Adjustment ($19,590.00) and multiplying the difference by the Surrender Charge percentage (8.00%).
(6)The Withdrawal Amount after Surrender Charge is the Withdrawal Amount ($20,000.00) minus the Bond Adjustment Amount ($410.00) minus the Surrender Charge ($767.20), which is $20,000.00 - $410.00 - $767.20 = $18,822.80.
(7)The Crediting Base after Withdrawal is $80,000.00. This amount is calculated by subtracting the portion of the Crediting Base Surrendered (20,000.00) from the initial Crediting Base ($100,000.00).
(8)Accumulated Value after Withdrawal is equal to the Accumulated Value prior to Withdrawal ($100,000) minus the Withdrawal Amount ($20,000), which is $80,000.
Reduction to Crediting Base — Partial Withdrawal in Middle of Segment Term (Proportional Reduction to the Crediting Base)
Below is an example of how a partial withdrawal in the middle of a Segment Term causes a negative adjustment to the Crediting Base. The example displays how a partial withdrawal in the middle of a Segment Term causes a proportional reduction to the Crediting Base, which is demonstrated in footnote 3 below. In this example, the Equity Adjustment applies because the partial withdrawal occurs in the middle of the Segment Term and is assumed to be negative, which results in the Crediting Base being reduced on more than a dollar-for-dollar basis. The Bond Adjustment applies as well due to the need for the Company to have the underlying investments backing up the Contract closely match up with the Company’s obligations under the Contract. The Bond Adjustment is applied to the portion of the Crediting Base that is being Surrendered. This example assumes that the Accumulated Value is entirely invested in a single Index-Linked Segment Option.

For Contracts with applications signed on or after May 1, 2025

Premium Payment	$100,000.00
Crediting Base	$100,000.00
Equity Adjustment Percentage	-5.22%
Equity Adjustment Amount	$ -5,220.00
Accumulated Value (Segment Interim Value)(1) prior to Withdrawal	$ 94,780.00
Required Minimum Distribution	$ 0.00
Free Surrender Amount Withdrawal Amount	$ 10,000.00(2) $ 20,000.00
Portion of Crediting Base Surrendered	$ 21,101.50(3)
Bond Adjustment Percentage	-1.56%
Bond Adjustment Amount	$ -173.18(4)
Withdrawal Amount after Bond Adjustment	$ 19,826.82(5)
Surrender Charge Percentage	8.00%
Surrender Charge	$ 786.15(6)
Withdrawal Amount after Surrender Charges	$ 19,040.67(7)
Crediting Base after Withdrawal	$ 78,898.50(8)
Accumulated Value after Withdrawal	$ 74,780.00(9)

(1)In this example, the Accumulated Value equals the Segment Interim Value because the partial withdrawal occurs in the middle of the Segment Term, and there is only one Segment Option.
Note that the Accumulated Value ($94,780.00) is lower than the initial allocation of $100,000.00 even though there was no previous Surrender activity in this example. Prior to the Segment End Date for an Index-Linked Segment Option, the Accumulated Value is equal to the Segment Interim Value, and the Segment Interim Value is calculated each Valuation Day using the daily Equity Adjustment. Here, the Accumulated Value (Segment Interim Value) prior to Withdrawal is equal to the Crediting Base prior to the withdrawal ($100,000.00) multiplied by the Equity Adjustment

Percentage (-5.22%) plus one (1), which is $94,780.00 (i.e., $100,000.00 * (-5.22% + 1) = $94,780.00).
(2)The Free Surrender Amount is $10,000.00. This was calculated by multiplying the Premium Payment ($100,000.00) by 10%.
(3)The portion of the Crediting Base Surrendered is $21,101.50, which represents the proportion by which the Crediting Base is reduced. This was calculated by dividing the partial withdrawal amount ($20,000.00) by the Accumulated Value immediately prior to the partial withdrawal ($94,780.00) and multiplying the result by the Crediting Base immediately prior to the partial withdrawal ($100,000.00).
(4)The Bond Adjustment amount is negative $173.18. For this example, we assumed the Bond Adjustment percentage was negative 1.56%. The Bond Adjustment amount was calculated by multiplying the portion of the Crediting Base Surrendered ($21,101.50), less the Free Surrender Amount ($10,000), times the Bond Adjustment percentage (negative 1.56%).
(5)The Withdrawal Amount after Bond Adjustment is equal to the Withdrawal Amount ($20,000.00) minus the Bond Adjustment amount ($173.18), which is $19,826.82.
(6)The Surrender Charge amount is $786.15. For this example, we assumed a Surrender Charge percentage of 8.00%, which would be the case if the partial withdrawal occurred during the first or second Contract Year. The Surrender Charge amount is calculated by subtracting the Free Surrender Amount ($10,000.00) from the withdrawal amount after Bond Adjustment ($19,826.82) and multiplying the difference by the Surrender Charge percentage (8.00%).
(7)The Withdrawal Amount after Surrender Charge is the Withdrawal Amount ($20,000.00) minus the Bond Adjustment Amount ($173.18) minus the Surrender Charge ($786.15), which is $20,000.00 – $173.18 – $786.15 = $19,040.67.
(8)The Crediting Base after Withdrawal is $78,898.50. This amount is calculated by subtracting the portion of the Crediting Base Surrendered ($21,101.50) from the initial Crediting Base ($100,000.00).
(9)The Accumulated Value after Withdrawal is the Crediting Base after Withdrawal ($78,898.50) multiplied by the Equity Adjustment percentage (-5.22%) plus one (1), which is $78,898.50* (-5.22% + 1) = $74,780.00.

For Contracts with applications signed before May 1, 2025

Premium Payment	$100,000.00
Crediting Base	$100,000.00
Equity Adjustment Percentage	-5.22%
Equity Adjustment Amount	$ -5,220.00
Accumulated Value (Segment Interim Value)(1) prior to Withdrawal	$ 94,780.00
Required Minimum Distribution	$ 0.00
Free Surrender Amount Withdrawal Amount	$ 10,000.00(2) $ 20,000.00
Portion of Crediting Base Surrendered	$ 21,101.50(3)
Bond Adjustment Percentage	-1.56%
Bond Adjustment Amount	$ -329.18(4)
Withdrawal Amount after Bond Adjustment	$ 19,670.82(5)
Surrender Charge Percentage	8.00%
Surrender Charge	$ 773.67(6)
Withdrawal Amount after Surrender Charges	$ 18,897.15(7)
Crediting Base after Withdrawal	$ 78,898.50(8)
Accumulated Value after Withdrawal	$ 74,780.00(9)

(1)In this example, the Accumulated Value equals the Segment Interim Value because the partial withdrawal occurs in the middle of the Segment Term, and there is only one Segment Option.
Note that the Accumulated Value ($94,780.00) is lower than the initial allocation of $100,000.00 even though there was no previous Surrender activity in this example. Prior to the Segment End Date for an Index-Linked Segment Option, the Accumulated Value is equal to the Segment Interim Value, and the Segment Interim Value is calculated each Valuation Day using the daily Equity Adjustment. Here, the Accumulated Value (Segment Interim Value) prior to Withdrawal is equal to the Crediting Base prior to the withdrawal ($100,000.00) multiplied by the Equity Adjustment Percentage (-5.22%) plus one (1), which is $94,780.00 (i.e., $100,000.00 * (-5.22% + 1) = $94,780.00).
(2)The Free Surrender Amount is $10,000.00. This was calculated by multiplying the Premium Payment ($100,000.00) by 10%.
(3)The portion of the Crediting Base Surrendered is $21,101.50, which represents the proportion by which the Crediting Base is reduced. This was calculated by dividing the partial withdrawal amount ($20,000.00) by the Accumulated Value immediately prior to the partial withdrawal ($94,780.00) and multiplying the result by the Crediting Base immediately prior to the partial withdrawal ($100,000.00).
(4)The Bond Adjustment amount is negative $329.18. For this example, we assumed the Bond Adjustment percentage was negative 1.56%. The Bond Adjustment amount was calculated by multiplying the portion of the Crediting Base Surrendered ($21,101.50) times the Bond Adjustment percentage (negative 1.56%).
(5)The Withdrawal Amount after Bond Adjustment is equal to the Withdrawal Amount ($20,000.00) minus the Bond Adjustment amount ($329.18), which is $19,670.82.
(6)The Surrender Charge amount is $773.67. For this example, we assumed a Surrender Charge percentage of 8.00%, which would be the case if the partial withdrawal occurred during the first or second Contract Year. The Surrender Charge amount is calculated by subtracting the Free Surrender Amount ($10,000.00) from the withdrawal amount after Bond Adjustment ($19,670.82) and multiplying the difference by the Surrender Charge percentage (8.00%).
(7)The Withdrawal Amount after Surrender Charge is the Withdrawal Amount ($20,000.00) minus the Bond Adjustment Amount ($329.18) minus the Surrender Charge ($773.67), which is $20,000.00 – $329.18 – $773.67 = $18,897.15.
(8)The Crediting Base after Withdrawal is $78,898.50. This amount is calculated by subtracting the portion of the Crediting Base Surrendered ($21,101.50) from the initial Crediting Base ($100,000.00).
(9)The Accumulated Value after Withdrawal is the Crediting Base after Withdrawal ($78,898.50) multiplied by the Equity Adjustment percentage (-5.22%) plus one (1), which is $78,898.50* (-5.22% + 1) = $74,780.00.
Reduction to Crediting Base — Required Minimum Distribution in Middle of Segment Term (Dollar- for-Dollar Reduction to Crediting Base)
Below is an example of how a Required Minimum Distribution (RMD) withdrawal causes a reduction to the Crediting Base. This is an example where the Accumulated Value immediately prior to the RMD withdrawal is less than the Crediting Base, and the RMD withdrawal is taken prior to the Segment End Date. If the Accumulated Value immediately prior to the RMD withdrawal is equal to or greater than the Crediting Base or occurs on a Segment End Date, the RMD withdrawal will reduce the Crediting Base in the same manner as a non-RMD withdrawal. Otherwise, as described under Impact of Reductions — Surrenders that occur before the Segment End Date earlier in this section, when the partial withdrawal is satisfying the RMD requirement for your Contract, the Crediting Base is reduced for the RMD portion of the withdrawal by the lesser of the RMD amount for your Contract and the portion of the Crediting Base Surrendered, which is shown in footnote 8 of this example. In this example, the Equity Adjustment applies because the partial withdrawal occurs in the middle of the Segment Term and is assumed to be negative. The Bond Adjustment applies as well due to the need for the Company to have the underlying investments backing up the Contract closely match up with the Company’s obligations under the

Contract. The Bond Adjustment is applied to the portion of the Crediting Base that is being Surrendered (for Contracts with applications signed on or after May 1, 2025, the Bond Adjustment would not apply because the RMD withdrawal would be a withdrawal of the Free Surrender Amount). This example assumes that the Accumulated Value is entirely invested in a single Index-Linked Segment Option.

For Contracts with applications signed on or after May 1, 2025

Premium Payment	$100,000.00
Crediting Base	$100,000.00
Equity Adjustment Percentage	-12.83%
Equity Adjustment Amount	$ -12,830.00
Accumulated Value (Segment Interim Value)(1) prior to Withdrawal	$ 87,170.00
Required Minimum Distribution	$ 4,500.00
Free Surrender Amount Withdrawal Amount	$ 4,500.00(2) $ 4,500.00
Portion of Crediting Base Surrendered	$ 5,162.33(3)
Bond Adjustment Percentage	N/A(4)
Bond Adjustment Amount	N/A(4)
Withdrawal Amount after Bond Adjustment	$ 4,500.00(5)
Surrender Charge Percentage	8.00%
Surrender Charge	$ 0.00(6)
Withdrawal Amount after Surrender Charges	$ 4,500.00(7)
Reduction to Crediting Base	$ 4,500.00(8)
Crediting Base after Withdrawal	$ 95,500.00(9)
Accumulated Value after Withdrawal	$ 83,247.35(10)

(1)In this example, the Accumulated Value equals the Segment Interim Value because the partial withdrawal occurs in the middle of the Segment Term, and there is only one Segment Option.
Note that the Accumulated Value ($87,170.00) is lower than the initial allocation of $100,000.00 even though there was no previous Surrender activity in this example. Prior to the Segment End Date for an Index-Linked Segment Option, the Accumulated Value is equal to the Segment Interim Value, and the Segment Interim Value is calculated each Valuation Day using the daily Equity Adjustment. Here, the Accumulated Value (Segment Interim Value) prior to Withdrawal is equal to the Crediting Base prior to the withdrawal ($100,000.00) multiplied by the Equity Adjustment Percentage (-12.83%) plus one (1), which is $87,170.00 (i.e.,$100,000.00 * (-12.83% + 1) = $87,170.00).
(2)This assumes that the Free Surrender Amount was set equal to the RMD amount.
(3)The portion of the Crediting Base Surrendered is $5,162.33, which represents the proportion by which the Crediting Base is reduced. This was calculated by dividing the partial withdrawal amount ($4,500.00) by the Accumulated Value immediately prior to the partial withdrawal ($87,170.00) and multiplying the result by the Crediting Base immediately prior to the partial withdrawal ($100,000.00).
(4)The Bond Adjustment is not applicable because the withdrawal amount did not exceed the Free Surrender Amount. Amounts withdrawn up to the Free Surrender Amount are not subject to a Bond Adjustment.
(5)The Withdrawal Amount is $4,500 because there was no Bond Adjustment.
(6)The Surrender Charge amount is $0.00 because the withdrawal is within the Free Surrender Amount.
(7)The Withdrawal Amount after Surrender Charge is the Withdrawal Amount ($4,500.00) plus the Bond Adjustment amount ($0.00) minus the Surrender Charge ($0.00), which is $4,500.00.

(8)The Reduction to Crediting Base is $4,500.00, which is calculated by taking the lesser of the RMD amount for your Contract ($4,500.00) and the portion of the Crediting Base Surrendered ($5,162.33) since the withdrawal is for the RMD amount for your Contract.
(9)The Crediting Base after Withdrawal is $95,500.00. This amount is calculated by subtracting the Reduction to Crediting Base ($4,500.00) from the initial Crediting Base ($100,000.00).
(10)The Accumulated Value after Withdrawal is the Crediting Base after Withdrawal ($95,500.00) multiplied by the Equity Adjustment percentage (-12.83%) plus one (1), which is $95,500.00* (-12.83% + 1) = $83,247.35.

For Contracts with applications signed before May 1, 2025

Premium Payment	$100,000.00
Crediting Base	$100,000.00
Equity Adjustment Percentage	-12.83%
Equity Adjustment Amount	-$ 12,830.00
Accumulated Value (Segment Interim Value)(1) prior to withdrawal	$ 87,170.00
Required Minimum Distribution	$ 4,500.00
Free Surrender Amount	$ 4,500(2)
Withdrawal Amount	$ 4,500.00
Portion of Crediting Base Surrendered	$ 5,162.33(3)
Bond Adjustment Percentage	2.34%
Bond Adjustment Amount	$ 120.80(4)
Withdrawal Amount after Bond Adjustment	$ 4,620.80(5)
Surrender Charge Percentage	8.00%
Surrender Charge	$ 0.00(6)
Withdrawal Amount after Surrender Charges	$ 4,620.80(7)
Reduction to Crediting Base	$ 4,500.00(8)
Crediting Base after Withdrawal	$ 95,500.00(9)
Accumulated Value after Withdrawal	$ 83,247.35(10)

(1)In this example, the Accumulated Value equals the Segment Interim Value because the partial withdrawal occurs in the middle of the Segment Term, and there is only one Segment Option.
Note that the Accumulated Value ($87,170.00) is lower than the initial allocation of $100,000.00 even though there was no previous Surrender activity in this example. Prior to the Segment End Date for an Index-Linked Segment Option, the Accumulated Value is equal to the Segment Interim Value, and the Segment Interim Value is calculated each Valuation Day using the daily Equity Adjustment. Here, the Accumulated Value (Segment Interim Value) prior to Withdrawal is equal to the Crediting Base prior to the withdrawal ($100,000.00) multiplied by the Equity Adjustment Percentage (-12.83%) plus one (1), which is $87,170.00 (i.e., $100,000.00 * (-12.83% + 1) = $87,170.00).
(2)This assumes that the Free Surrender Amount was set equal to the RMD amount.
(3)The portion of the Crediting Base Surrendered is $5,162.33, which represents the proportion by which the Crediting Base is reduced. This was calculated by dividing the partial withdrawal amount ($4,500.00) by the Accumulated Value immediately prior to the partial withdrawal ($87,170.00) and multiplying the result by the Crediting Base immediately prior to the partial withdrawal ($100,000.00).
(4)The Bond Adjustment amount is positive $120.80. For this example, we assumed the Bond Adjustment percentage was positive 2.34%. The Bond Adjustment amount was calculated by multiplying the portion of the Crediting Base Surrendered ($5,162.33) times the Bond Adjustment percentage (2.34%).

(5)The Withdrawal Amount after Bond Adjustment is equal to the Withdrawal Amount ($4,500.00) plus the Bond Adjustment amount ($120.80), which is $4,620.80.
(6)The Surrender Charge amount is $0.00 because the withdrawal is within the Free Surrender Amount.
(7)The Withdrawal Amount after Surrender Charge is the Withdrawal Amount ($4,500.00) plus the Bond Adjustment Amount ($120.80) minus the Surrender Charge ($0.00), which is $4,500.00 + $120.80 - $0.00 = $4,620.80.
(8)The Reduction to Crediting Base is $4,500.00, which is calculated by taking the lesser of the RMD amount for your Contract ($4,500.00) and the portion of the Crediting Base Surrendered ($5,162.33) since the withdrawal is for the RMD amount for your Contract.
(9)The Crediting Base after Withdrawal is $95,500.00. This amount is calculated by subtracting the Reduction to Crediting Base ($4,500.00) from the initial Crediting Base ($100,000.00).
(10)The Accumulated Value after Withdrawal is the Crediting Base after Withdrawal ($95,500.00) multiplied by the Equity Adjustment percentage (-12.83%) plus one (1), which is $95,500.00* (-12.83% + 1) = $83,247.35.

Segment Lock-In Feature
The Contract’s lock-in features allow you to lock in an Index-Linked Segment Option’s Equity Adjustment prior to the Segment End Date. These lock-in features are available with all of the Index-Linked Segment Options under the Contract. There is no additional charge for these lock-in features.
The lock-in features may be of interest to people who:
•Are interested in eliminating some of the uncertainty regarding future Index performance; or
•Are wanting to potentially limit the impact of a negative Segment Credit they may otherwise receive if they don’t lock-in.
Upon exercising a lock-in, the Owner will receive a Segment Credit on the Segment End Date where the Index Change is equal to the locked-in Equity Adjustment instead of being calculated using the point- to-point crediting method. The Segment Credit you receive may be lower than the Segment Credit you would have received on the Segment End Date if you hadn’t exercised the Segment Lock-In. Similarly, you may receive a negative Segment Credit due to exercising Segment Lock-In when, had you not exercised Segment Lock-In, you would have received a positive Segment Credit on the Segment End Date. You also may receive less than the full protection of the Buffer Rate or Floor Rate (as applicable). This is due to an Equity Adjustment being applied in calculating the Segment Credit instead of the point-to-point crediting method. If a lock-in is exercised, the Segment Option’s Floor Rate, Buffer Rate, Peak Buffer Midpoint, Cap Rate, and Participation Rate (as applicable) will no longer be applied on the Segment End Date. Between the date of lock-in and the Segment End Date, the Segment Interim Value will be calculated using the locked-in Equity Adjustment. If a lock-in has been exercised and the current Segment End Date is later than the next Segment Anniversary, Segment Term is shortened, and the Segment End Date is moved up to the next Segment Anniversary. For example, if the Segment Start Date is 9/1/2022 for a 6-year Segment Option (Segment End Date is 9/1/2028 before lock-in) and you exercise a lock-in on 6/22/2025, the Segment End Date will move to 9/1/2025 at the time of exercising the lock-in.
If you exercise Segment Lock-In and the locked-in Equity Adjustment is negative, you will be locking-in a loss, which could be significant. The buffer or floor will not apply, and the loss could be significant. You should speak to your financial professional before executing Segment Lock-In.
There are two ways to exercise a lock-in for an Index-Linked Segment Option: Manual Segment Lock-In and Automatic Segment Lock-In.
•Manual Segment Lock-In. Under this method, you exercise a lock-in by submitting a request directing us to lock in the Equity Adjustment for an Index-Linked Segment Option. We will lock in the Equity Adjustment on the Valuation Day we receive your request in Good Order. For example, if you submit a request in Good Order prior to the end of the Valuation Day (generally 4:00 p.m. E.T.) to lock in a Segment Option, the lock-in will be effective on that day (Lock-In

Date). If your request is received in Good Order after the end of the Valuation Day (generally 4:00 p.m. E.T.), or on a weekend or on a holiday, the lock-in will be effective on the next Valuation Day (Lock-In Date). You can provide such a request through any of the forms of communication specifically listed in the definition of “Notice” in 1. GLOSSARY.
•Automatic Segment Lock-In. Under this method, if a lock-in has not yet occurred, you may contact us to set an upper Lock-In Threshold and/or lower Lock-In Threshold. An upper Lock-In Threshold may be set to lock in gains and a lower Lock-In Threshold may be set to limit losses. If you set an upper Lock-In Threshold, we will automatically lock in the Equity Adjustment during the remainder of the Segment Term if the Equity Adjustment reaches and/or crosses the upper Lock-In Threshold. Conversely, if you set a lower Lock-In Threshold, we will lock in the Equity Adjustment during the remainder of the Segment Term if the Equity Adjustment reaches and/or crosses the lower Lock-In Threshold. For example, if an upper threshold of 10% is set, the Segment Option will not lock in until the Equity Adjustment is at least 10%. This means the locked in Equity Adjustment will be 10% or greater. If a lower threshold of -5% is set, the Segment Option will not lock in until the Equity Adjustment is less than or equal to -5%. This means the locked in Equity Adjustment will be -5% or lower. Please note, we will not accept a request to establish an upper or lower Lock-In Threshold unless the requested Lock-In Threshold is higher or lower, respectively, than the last-calculated Equity Adjustment. Lock-In Threshold(s) may be removed or changed if you provide us with Notice in Good Order at least two Valuation Days prior to the Segment End Date, provided a lock-in has not yet occurred for the specified Segment Option during the Segment Term. The Segment End Date counts as one of those two Valuation Days if the Segment End Date is on a Valuation Day.
You can request a Segment Lock-In or set Lock-In Threshold(s) on any Valuation Day up to two Valuation Days prior to the applicable Segment End Date. The Segment End Date counts as one of those two Valuation Days if the Segment End Date is on a Valuation Day. In order to request a Segment Lock-In or set Lock-In Threshold(s) you must provide us with Notice. If you submit a Segment Lock-In request, the Lock-In Date will be the Valuation Day we receive Notice in Good Order to lock the Segment Option. If you establish a Lock-In Threshold, the Lock-In Date will be the Valuation Day where the Equity Adjustment triggers the threshold you set.
Under either method for exercising a lock-in, you will not know the locked-in Equity Adjustment in advance because the Equity Adjustment is calculated at the end of the Valuation Day after you exercise the lock-in. The locked-in Equity Adjustment could be lower than you anticipated. If you submit a Segment Lock-In request, the locked-in Equity Adjustment may be lower or higher than the Equity Adjustment that was last calculated before you submitted your request. If you establish Lock-In Thresholds, the locked-in Equity Adjustment will be at least equal to the upper threshold or lower threshold, as applicable. For example, if an upper threshold of 10% is set, the Segment Option will not lock in until the Equity Adjustment is at least 10%. This means the locked in Equity Adjustment will be 10% or greater. If a lower threshold of -5% is set, the Segment Option will not lock in until the Equity Adjustment is less than or equal to -5%. This means the locked in Equity Adjustment will be -5% or lower.
You can obtain the current Segment Interim Value and Equity Adjustment by calling us at 1-800-852-4450 or by visiting www.principal.com and using your secure login. However, as explained above, if you were to exercise Segment Lock-In, the locked-in Equity Adjustment may be more or less than the quoted value.
We will not provide advice or notify you regarding whether you should exercise the lock-in features or the optimal time for doing so. It is possible that you may exercise Segment Lock-In at a sub-optimal time during the Segment Term, or that there is no optimal time to exercise Segment Lock-In during a Segment Term. We will not warn you if you exercise the lock-in features at a sub-optimal time. We are not responsible for any losses or forgone gains related to your decision whether or not to exercise the lock-in features.
A potential advantage of setting a higher/positive threshold is that you can capture positive Segment Option performance (through a positive Segment Credit) even if the Segment Option’s performance later turns negative. A potential disadvantage of setting a higher/positive threshold is that the positive Segment Option performance beyond the threshold could move even higher, i.e., more positive, in which case you would miss out on a more positive Segment Credit than the one resulting from your lock-in.

A potential advantage of setting a lower/negative threshold is that you can limit the impact of a negative Segment Credit you may otherwise receive if you don’t lock-in. This would be a situation where the performance of the Segment Option goes further negative beyond the negative threshold you set. A potential disadvantage of setting a lower/negative threshold is that the negative Segment Option performance could turn positive after your lock-in is triggered (or, in the case of a Peak Segment Buffer Option, negative Segment Option performance could come within the Buffer Rate), in which case you may miss out on a positive Segment Credit or a less-negative Segment Credit.
Once a lock-in is executed, it is irrevocable for that Segment Term. A lock-in will not be applied retroactively and can only be exercised for the entire Segment Option. A lock-in may only be exercised once per Segment Term for each Index-Linked Segment Option.
We reserve the right to limit the availability of the lock-in features to only certain Index-Linked Segment Options in the future.

11. OPTIONS AT END OF SEGMENT TERM
At the end of a Segment Term for any Segment Option, the following options are available to you:
•You may reinvest your Accumulated Value allocated to the ended Segment Option in the same Segment Option for another Segment Term if that Segment Option is still available. Please note, the Cap Rate, Participation Rate, or annual interest rate we declare for the new Segment Term may differ (higher or lower) from the previous Segment Term, subject to the guaranteed limits described in this prospectus.
•You may Transfer your Accumulated Value allocated to the ended Segment Option to any other Segment Option that is available for investment. Transfers from a Segment Option are only allowed on the Segment End Date. If you wish to Transfer, you must Notify us at least two Valuation Days prior to the end of the Segment Term for the given Segment Option. For information about the acceptable ways to provide us Notice, see 6. OUR OBLIGATIONS AND HOW TO CONTACT US If you submit a Transfer request but we do not receive it prior to the start of that two-day period, your Accumulated Value will be automatically re- invested as described in the paragraph below. The Segment End Date counts as one of those two Valuation Days if the Segment End Date is on a Valuation Day. If the Segment End Date is not on a Valuation Day, the Valuation Day prior to the Segment End Date is the end of that two-day period. For example, if the Segment End Date is a Saturday, the end of the two-day period is the preceding Friday, and your Transfer request must be received by us before the end of the Valuation Day on the preceding Wednesday. This example assumes no holidays during this period. No Notice is required if you want to be automatically re-invested.
•You may withdraw or Annuitize your Accumulated Value allocated to the ended Segment Option, subject to the terms and conditions described in this prospectus. Withdrawals and Annuitization are not restricted to Segment End Dates, but amounts withdrawn or Annuitized from a Segment Option on its Segment End Date will not be based on a Segment Interim Value. However, such withdrawals may be subject to Surrender Charges (Surrender Charges do not apply upon Annuitization). See
7. FEES, CHARGES AND ADJUSTMENTS — Deferred Sales Load (“Surrender Charge”). In addition, such withdrawals and Annuitizations on a Segment End Date will be subject to the Bond Adjustment but not an Equity Adjustment. See 7. FEES, CHARGES AND ADJUSTMENTS — Bond Adjustment.
In the absence of timely instructions in Good Order, your Accumulated Value in the ended Segment Option will be automatically re-invested in the same Segment Option for a new Segment Term (with the Cap Rate, Participation Rate or annual interest rate applicable to a new Segment Term), provided that the same Segment Option is available for a new Segment Term.

If we do not receive timely instructions in Good Order and the same Index-Linked Segment Option is no longer available, the Accumulated Value in the ended Segment Option will be automatically Transferred to the default option:
•If the ended Segment Option is the Fixed Segment Option, and the Fixed Segment Option is no longer available, the default option will be the following Index-Linked Segment Option: Point-to-Point, S&P 500 Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 0% Floor.
•If the ended Segment Option is an Index-Linked Segment Option, and that Index-Linked Segment Option is no longer available, the default option will be a 1-year Index-Linked Segment Option with the same Index and Buffer Rate or Floor Rate, if available (with the Cap Rate and Participation Rate applicable to a new Segment Term). If there are multiple such Segment Options available, the Accumulated Value in the ended Segment Option will be automatically Transferred to the one with the higher Cap Rate limitation. If there is no such Segment Option available, the default option will be the Fixed Segment Option (with the annual interest rate applicable to a new Segment Term).
We reserve the right to change the default Segment Options as described above in the future (e.g., we may designate the sole Index-Linked Segment Option that we guarantee to make available for the life of the Contract as the default option in all cases). As each Segment Term nears its Segment End Date, we will provide at least fifteen (15) calendar days advance notice of the Segment Options that will be available to you on the Segment End Date, including where to obtain the Cap Rates, Participation Rates, and annual interest rates for the new Segment Terms. This notice of the upcoming renewal will be in writing and the rates will be publicly available at least seven (7) calendar days prior to the Segment Start Date for the new Segment Terms on www.principal.com/individuals/ invest-retire/annuities. Any or all of these Cap Rates, Participation Rates, and annual interest rates may be different (higher or lower) from the Cap Rates, Participation Rates, and annual interest rates that we declared for previous Segment Terms, subject to the guaranteed limits described in this prospectus. We may offer different rates (higher or lower) to new investors or classes of investors that purchased the Contract at different times. The Accumulated Value automatically re-invested or Transferred, as described above, will be subject to the declared Cap Rates, Participation Rates, and annual interest rates, as applicable, on the Segment Start Date.

12. WITHDRAWALS
This section describes full and partial withdrawals under your Contract. For information about the risks in taking withdrawals, see 5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT — Liquidity Risk — Consequences of Withdrawals/ Surrenders Generally. For examples showing the interaction between withdrawals and Index-Linked Segment Options, see 10. INDEX-LINKED SEGMENT OPTION MECHANICS — Reduction to Crediting Base Examples.

Withdrawals Generally
You may make full or partial withdrawals under this Contract at any time prior to the Annuitization Date provided the Owner and Joint Owner, if any, are living and provided that you give us Notice in Good Order at our Home Office. Withdrawal requests may be sent to us at the following address (or as otherwise set forth in 19. ADDITIONAL INFORMATION ABOUT THE CONTRACT — Telephone and Internet Services):
Principal Life Insurance Company PO Box 9382
Des Moines, Iowa 50306-9382
When you request a withdrawal, the amount available to you is the Surrender Value, which includes the Segment Interim Value if the withdrawal is not on a Segment Start Date or Segment End Date of the Segment Option being withdrawn from. In arriving at the Surrender Value, we will apply a Bond Adjustment to the Accumulated Value and subtract any applicable Surrender Charge (see 7. FEES, CHARGES AND ADJUSTMENTS — Bond Adjustment).

If you elected the optional Rate Enhancement Rider, rider fees will be deducted from the Crediting Base(s) for your Index-Linked Segment Option(s) which, in turn, will be used to calculate the Segment Interim Value(s) and Segment Value(s) that make up your Accumulated Value. The Crediting Base is reduced by the dollar amount of the daily charge. The reduction is not proportionate, even when deducted prior to the Segment End Date. The deduction of rider charges will not trigger a Bond Adjustment or Equity Adjustment. The charge is applied against and deducted daily from the Crediting Base prior to other Contract activity (e.g., Surrender). There is no additional reduction for rider fees in calculating your Surrender Value upon taking a withdrawal or other Surrender. See 7. FEES, CHARGES AND ADJUSTMENTS — Optional Benefit — Rate Enhancement Rider.
A Bond Adjustment may apply regardless of when the withdrawal is taken, including on the Segment End Date. The amount allocated to the Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities. For additional information on the nonforfeiture amount, see 9. FIXED SEGMENT OPTION MECHANICS. Full and partial withdrawals may be subject to taxes and to a separate 10% federal tax penalty if made before the Owner is 59½ years old (see 18. TAXES).
Withdrawals are generally paid within seven days of the effective date of the request for Surrender (or earlier if required by law). However, certain delays in payment are permitted (see 19. ADDITIONAL INFORMATION ABOUT THE CONTRACT — Delay of Payments and Other Transactions).

Full Withdrawal
You may take a full withdrawal under this Contract for the Surrender Value. The following provisions apply to full withdrawals:
•You may take the withdrawal under the Contract at any time before the Annuitization Date.
•The Surrender Value at any time is the Accumulated Value (on the date we receive your Notice in Good Order) adjusted for the Bond Adjustment, less any applicable Surrender Charge.
•We reserve the right to require you to return the Contract.
•The written consent of all collateral assignees must be obtained prior to a full withdrawal. A collateral assignment is an agreement under which you assign the annuity benefits to a lender as collateral for a loan.
For additional information on the risks involved in taking a full withdrawal, see 5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT — Liquidity Risk.

Partial Withdrawals
You may take unscheduled and scheduled partial withdrawals from this Contract by providing us Notice. Partial withdrawals reduce the Accumulated Value and Crediting Base of the Contract and are deducted proportionately from the Segment Options unless you direct otherwise. The deductions are based on the values as of the end of day of the effective date of the withdrawal.

Unscheduled Partial Withdrawal
•You may withdraw a part of your Accumulated Value at any time before the Annuitization Date.
•You must specify the dollar amount of the withdrawal (which must be at least $100).
•If you specify withdrawal allocation percentages as part of a partial withdrawal request, the withdrawal is deducted from the Segment Options according to the withdrawal allocation percentages you provide to us.
•If you do not provide us with specific withdrawal allocation percentages, the withdrawal is deducted in the same proportion as the Accumulated Value is spread throughout the Segment Options at that point in time.
•Your Accumulated Value after the unscheduled partial withdrawal must be equal to or greater than $5,000; we reserve the right to increase this amount up to and including $10,000. If your

Accumulated Value is less than the minimum threshold, we will treat the request as a request for a full withdrawal.
•The written consent of all collateral assignees must be obtained prior to withdrawal.
For additional information on the risks involved in taking an unscheduled partial withdrawal, see 5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT — Liquidity Risk.

Scheduled Partial Withdrawal
•You may request partial withdrawals from any of the Segment Options (to which you are allocated) on a scheduled basis.
•Your Accumulated Value must be at least $5,000 when the scheduled partial withdrawals begin.
•You may specify monthly, quarterly, semi-annually or annually and choose a withdrawal date (other than the 29th, 30th or 31st of any month).
•If the selected date is not a Valuation Date, the partial withdrawal is completed on the next Valuation Date.
•We take amounts from your Segment Option(s) to equal, in total, the dollar amount of the partial withdrawal request plus or minus the Bond Adjustment (as applicable) and plus any applicable Surrender Charge.
•Scheduled partial withdrawals will end on the earliest of:
•the date we receive Notice in Good Order to end the payments;
•the date you take a full withdrawal from the Contract;
•the date all or a portion of the Accumulated Value is applied to an annuity benefit payment option;
•the date the death benefit is distributed;
•the Annuitization Date; and
•the Accumulated Value is zero.
•The written consent of all collateral assignees must be obtained prior to a partial withdrawal.
For additional information on the risks involved in taking a scheduled partial withdrawal, see 5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT — Liquidity Risk.

13. BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Free Surrender Amount
For Contracts with applications signed on or after May 1, 2025:
Provides for an amount that may be withdrawn each Contract Year without incurring Surrender Charges or Bond Adjustments

For Contracts with applications signed before May 1, 2025:
Provides for an amount that may be withdrawn each Contract Year without incurring Surrender Charges
None
•Only available during the accumulation period
•Withdrawals of Free Surrender Amount may be subject to negative Equity Adjustments and taxes and tax penalties
•For Contracts with applications signed before May 1, 2025, withdrawals of Free Surrender Amount may be subject to Bond Adjustments
•All withdrawals count against Free Surrender Amount
•Partial Annuitizations count against Free Surrender Amount remaining, but are not treated as withdrawals of Free Surrender Amount
•Unused Free Surrender Amount not available in future Contract Years

Segment Lock-Ins
Gives you the option to lock in an Equity Adjustment for an Index-Linked Segment Option prior to the Segment End Date If exercised, you will receive a Segment Credit on the Segment End Date equal to the locked-in Equity Adjustment rather than Segment Credits using the point-to-point crediting methodology for the Index-Linked Segment Option
None
•We will not provide advice or notify you regarding whether you should exercise Segment Lock-In or the optimal time for doing so (if any)
•We will not warn you if you exercise Segment Lock-In at a sub-optimal time
•We will not warn you if you set Lock-In Thresholds for Automatic Segment Lock-In at sub-optimal levels
•You will not know the locked-in Equity Adjustment in advance; the locked-in Equity Adjustment could be lower than you anticipated
•We are not responsible for any losses or forgone gains related to your decision whether or not to exercise Segment Lock-In

•Only available during the accumulation period
•Only available for the Index-Linked Segment Options
•Will not participate in Index performance (positive or negative) for the remainder of the Segment Term, including the Segment End Date
•Floor Rate, Buffer Rate, Peak Buffer Midpoint, Cap Rate and Participation Rate, as applicable, will not apply on the Segment End Date
•Locking-in a negative Equity Adjustment will result in loss, no downside protection under buffer or floor will apply, and the loss could be significant
•For multi-year Segment Terms, upon exercise, Segment End Date will always be next Segment Anniversary
•Cannot be exercised during last two Valuation Days prior to Segment End Date
•May be exercised once per Segment Term for each Index-Linked Segment Option
•May only exercise for entire Accumulated Value in an Index-Linked Segment Option
•Exercise is irrevocable

Death Benefit	Provides for a death benefit upon death of the Owner during the accumulation period	None
•Only available during the accumulation period
•If age of oldest Owner on application date is 79 or younger, benefit will equal the greater of Accumulated Value or Premium Payment
•If age of oldest Owner on the application date is 80 or older, benefit will equal Accumulated Value
•Accumulated Value reflects any applicable Equity Adjustment and is subject to a Bond Adjustment, which may be negative
•Premium Payment component, if applicable, is subject to proportionate reductions for prior Surrenders
•Partial withdrawals and Annuitizations could significantly reduce the benefit, perhaps by more than the amount withdrawn or Annuitized
•Terminates upon full Annuitization
•State variations may apply

Critical Need Surrender Charge Waiver Rider	Waiver of Surrender Charges in the event of a critical need	None
•Automatically included in Contract at issue
•Only available during the accumulation period
•Owner or Annuitant must have a “critical need” as defined by the benefit
•Critical need must not pre-exist the Contract Date
•Withdrawals under the benefit may be subject to negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties
•Withdrawals count against the Free Surrender Amount

Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Rate Enhancement Rider	Provides an increased Participation Rate and/or Cap Rate on the Index-Linked Segment Options	0.95% (as a percentage of each Index-Linked Segment Option Crediting Base as of the Segment Start Date)
•May be elected only at Contract issue
•Cannot terminate until a Segment Anniversary evenly divisible by 6 (e.g., 6, 12, 18, etc.)
•No guaranteed minimum increase to standard Cap Rates / Participation Rates
•May not receive positive Segment Credits, if any, in excess of the rider fees
•Rider fees may significantly reduce your Crediting Base, resulting in lower Segment Interim Values for the remainder of the Segment Term, and less gain or more loss, as applicable, at the end of a Segment Term.
•The deduction of rider charges will not trigger a Bond or Equity Adjustment

14. RATE ENHANCEMENT RIDER
The Rate Enhancement Rider is an optional benefit that can only be elected at the time the Contract is issued. The Rate Enhancement Rider effective date is the same as the Contract Date unless a different rider effective date is shown on your Contract’s Data Page. The Rate Enhancement Rider is available for all Index-Linked Segment Options.
Rider Benefit
The Rate Enhancement Rider provides an increased Participation Rate and/or Cap Rate on the Index-Linked Segment Options. While the purchase of the Rider ensures that your Participation Rate and/or Cap Rate (as applicable) will be higher than the standard rates, there is no guaranteed minimum increase to the standard rates that you will receive by purchasing the Rider. The increased Participation Rate and/or Cap Rate (as applicable) for the initial Segment Term are shown on your Contract’s Data Page.
Rider Risk
The risk in purchasing this rider is that you may not receive additional Segment Credits in excess of the Rate Enhancement Rider fee. For example, one situation where no benefit is provided for a Segment Term would be if the additional positive Segment Credit received is less than the Rate Enhancement Rider fee. Also, if performance of the applicable Segment Option is negative for a Segment Term, you will not receive additional Segment Credits under this rider for that Segment Term. Rider fees may significantly reduce your Crediting Base, resulting in lower Segment Interim Values for the remainder of the Segment Term, and less gain or more loss, as applicable, at the end of a Segment Term.

Rider Charge
For each Index-Linked Segment Option that you have selected for investment, the annual charge for the Rate Enhancement Rider is 0.95%, as a percentage of your Crediting Base as of the Segment Term Start Date for the applicable Index-Linked Segment Option. The rider charge is deducted daily from the Crediting Base(s) for your Index-Linked Segment Option(s). The Crediting Base is reduced by the dollar amount of the daily charge. The reduction is not proportionate, even when deducted prior to the Segment End Date. The deduction of rider charges will not trigger a Bond Adjustment or Equity Adjustment. See 7. FEES, CHARGES AND ADJUSTMENTS — Optional Benefit — Rate Enhancement Rider.
Rider Termination
The Rate Enhancement Rider terminates on the earliest of the following:
1.The Contract is terminated; or
2.A Segment Anniversary divisible by six, in which we receive your request to terminate the Rate Enhancement Rider (for example, if your initial Segment Start Date was 9/1/2022, you could only terminate the Rate Enhancement Rider on 9/1/2028, 9/1/2034, 9/1/2040, etc.).
If the Rate Enhancement Rider is terminated, the charge for the Rate Enhancement Rider also is terminated. No pro-rated rider charges will become due.
15. DEATH BENEFIT
General Death Benefit Provisions
If the Owner or any Joint Owner dies prior to the Annuitization Date, we will pay the death benefit upon our receipt of required documents and Notice, in Good Order, including due proof of death. Proof of death includes a copy of a death certificate, a certified copy of a court order, a written statement by a medical doctor, or other proof satisfactory to us.
The Accumulated Value will remain invested in the Segment Options until the Valuation Day on which we receive the required documents in Good Order. If more than one beneficiary is named, each beneficiary’s portion of the death benefit will remain invested in the Segment Options until the Valuation Day on which we receive the required documents for that beneficiary. The death benefit is subject to the Segment Interim Value (which will include an Equity Adjustment) and a Bond Adjustment, which factors in market performance.
See 5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT — Segment Interim Value and 7. FEES, CHARGES AND ADJUSTMENTS — Bond Adjustment.
At the end of the Valuation Day on which we receive the required documents and Notice, in Good Order, including due proof of death, we will calculate the death benefit payable. See Death Benefit Calculation and Death Benefit Examples later in this section. We will generally pay the death benefit within seven days thereafter, subject to circumstances where payment may be delayed. See 19. ADDITIONAL INFORMATION ABOUT THE CONTRACT — Delay of Payments and Other Transactions. The death benefit will be held in our general account pending payment, and we will pay interest (as required by state law) on the death benefit from the date we received all required documents in Good Order until payment is made.
If the Owner or any Joint Owner dies prior to the Annuitization Date, the death benefit may be distributed in a lump sum or within five years of the date of death or distributed over a time period not extending beyond the life expectancy of the beneficiary as provided for in Internal Revenue Code (“IRC”) section 72(s), as may be amended from time to time. If payments are made over the life expectancy of the beneficiary, they must begin not later than one year after the date of death of the Owner or Joint Owner.
If the Owner or Joint Owner dies on or after the Annuitization Date and before the entire interest in this Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as required under applicable federal tax laws, including, particularly, IRC section 72(s), as may be amended from time to time. This approach will apply to the Annuity Benefit Options other than the Life Income and Joint and Survivor options.

Notwithstanding any provision to the contrary in this Contract, any payment of death benefits must comply with all applicable laws, including IRC section 72(s), as may be amended from time to time.
Partial withdrawals and Annuitizations may significantly reduce any future death benefit. The reduction to the death benefit for a partial withdrawal or Annuitization may be greater than the dollar amount withdrawn or Annuitized. Death benefit proceeds may also be reduced as a result of any applicable Bond Adjustments and Equity Adjustments.

Death of Owner(s)
The following provisions apply upon an Owner’s death if a Contract is not jointly owned:
1.If the surviving spouse is the only primary beneficiary, the surviving spouse may elect to become the Owner and continue the Contract or elect to receive the death benefit.
2.If the primary beneficiary is not the surviving spouse, the primary beneficiary will receive the death benefit.
The following provisions apply upon the death of the first Joint Owner to die when a Contract is jointly owned:
1.The surviving Joint Owner will be treated as the primary beneficiary. Any other beneficiary designation on record will be treated as contingent beneficiary.
2.If the surviving Joint Owner is the spouse of the deceased Joint Owner, the surviving spouse may elect to become the Owner and continue the Contract or elect to receive the death benefit.

Death of Annuitant(s)
If an Annuitant who is not an Owner dies while this Contract is in force, a new Annuitant may be named unless the Owner is a corporation, trust, or other entity.
If the Owner is a corporation, trust or other entity, the death benefit will be payable upon the death of the Annuitant, or, in the case of Joint Annuitants, upon the death of the first Joint Annuitant to die.

Death Benefit Calculation
If the age of the oldest Owner on the date the application is signed is 79 or younger, the death benefit is equal to the greater of 1 or 2 where:
1.Is the Accumulated Value (including any applicable Equity Adjustment(s)), subject to the Bond Adjustment, on the date we receive the proof of death and all required documents in Good Order; and
2.Is the Premium Payment minus a proportional reduction (as described below) for each partial withdrawal (and any applicable Surrender Charge) and each partial Annuitization made prior to the date we receive the proof of death and all required documents in Good Order.
With respect to the Premium Payment portion of the death benefit calculation, each partial withdrawal (and any applicable Surrender Charges) and each partial Annuitization will reduce the death benefit in the same proportion that the Accumulated Value was reduced on the date of the partial withdrawal or partial Annuitization. The proportional reduction is equal to (1 divided by 2) multiplied by 3, where:
1.Is the amount of the partial withdrawal (and any applicable Surrender Charges) or the amount of the partial Annuitization; and
2.Is the Accumulated Value immediately prior to the partial withdrawal or partial Annuitization; and
3.Is the Premium Payment as reduced for all prior partial withdrawals and partial Annuitizations immediately prior to the current partial withdrawal or partial Annuitization.

If a proportional reduction applies, and the Accumulated Value is less than the Premium Payment (immediately prior to the partial withdrawal or partial Annuitization), the proportionate reduction to the Premium Payment as described above will be greater than the amount withdrawn or Annuitized.
If the age of the oldest Owner on the date the application is signed is 80 or older, the death benefit is equal to the Accumulated Value (including Equity Adjustment(s) if the Accumulated Value includes Segment Interim Value(s)), subject to the Bond Adjustment, on the date we receive the proof of death and all required documents in Good Order.
Please note:
•Any death benefit, as described above, may be subject to Equity Adjustments and will be subject to a Bond Adjustment, all of which may be negative. Any applicable Equity Adjustment will already be included in the Accumulated Value. The Bond Adjustment will be applied to the Accumulated Value when calculating the death benefit. Negative Equity Adjustments and/or Bond Adjustments may significantly reduce the death benefit.
•Partial withdrawals and Annuitizations may significantly reduce the death benefit, perhaps by more than the amount withdrawn or Annuitized.
The amount allocated to the Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities. For additional information on the nonforfeiture amount, see 9. FIXED SEGMENT OPTION MECHANICS.

Death Benefit Examples
Assumptions for the following examples:
•The Accumulated Value accounts for the Segment Interim Value calculations.
•The Accumulated Value is the sum of the Segment Interim Values for all Segment Options. These examples could be allocated to one or many Segment Options, and the examples would be the same.
A death benefit based on Segment Interim Value could result in significant loss due to the application of a negative Equity Adjustment. A death benefit that becomes payable before the Segment End Date for an Index-Linked Segment Option will be based on the Segment Interim Value for that Segment Option. The Segment Interim Value will be calculated by applying an Equity Adjustment to the Crediting Base. If the Equity Adjustment is negative, the Segment Interim Value will reflect investment loss, which could be significant. For example, assume that you initially allocate $10,000 to an Index-Linked Segment Option and that the death benefit becomes payable before the end of the Segment Term. In such case, the death benefit could be lower than, perhaps significantly lower than, $10,000. In extreme circumstances, a negative Equity Adjustment could result in a 100% loss of the death benefit amount.

Any fees for the optional Rate Enhancement Rider are accounted for in the Accumulated Value already. The rider charges reduce your Crediting Base and are therefore reflected in your Segment Interim Value(s) and/or your Segment Value(s) that make up your Accumulated Value. Furthermore, because the rider charge is deducted daily and assessed prior to calculating the Death Benefit, no pro-rated charges are due when the death benefit becomes payable. See 7. FEES, CHARGES AND ADJUSTMENTS — Optional Benefit — Rate Enhancement Rider.
•There have been no prior Surrenders.

Death Benefit Example 1
This example is intended to demonstrate that when the Accumulated Value is greater than the Premium Payment, the Bond Adjustment could reduce the Accumulated Value portion of the death benefit calculation to lower than the Premium Payment.

Contract Issue date = August 31
Age of the oldest Owner on the date the application is signed = 65
Premium Payment = $100,000
On November 3 of the same calendar year, assume the Accumulated Value is $101,000 and the Bond Adjustment is -$3,000.
The Death Benefit on November 3 is the greater of 1 or 2 below:
1. $98,000 = $101,000 — $3,000
2. $100,000 = Premium Payment
The Death Benefit on November 3 is $100,000.
In this example, the age of the oldest Owner on the date the application was signed was 79 or younger. However, if the age of the oldest Owner on the date the application was signed was 80 or older, the death benefit would be $98,000 (which is lower than the Premium Payment) because the Death Benefit would be the Accumulated Value subject to the Bond Adjustment.
Death Benefit Example 2
This example is intended to demonstrate that when the Accumulated Value is less than the Premium Payment, the Bond Adjustment could increase the Accumulated Value portion of the death benefit calculation to greater than the Premium Payment.
Contract Issue date = August 31
Age of the oldest Owner on the date the application is signed = 65
Premium Payment = $100,000
On November 3 of the same calendar year, assume the Accumulated Value is $99,000 and the Bond Adjustment is $2,000.
The Death Benefit on November 3 is the greater of 1 or 2 below:
1. $101,000 = $99,000 + $2,000
2. $100,000 = Premium Payment
The Death Benefit on November 3 is $101,000.
In this example, the age of the oldest Owner on the date the application was signed was 79 or younger. If the age of the oldest Owner on the date the application was signed was 80 or older, the Death Benefit would be $101,000 because the death benefit would be the Accumulated Value subject to the Bond Adjustment.

Death Benefit Example 3
This example is intended to demonstrate how a partial withdrawal impacts the Premium Payment portion of the death benefit calculation. A proportional reduction for a partial withdrawal will reduce the Premium Payment portion of the death benefit in the same proportion that the Accumulated Value was reduced on the date of the partial withdrawal. The proportional reduction for the partial withdrawal is equal to (1 divided by 2) multiplied by 3, where:
1.Is the amount of the partial withdrawal; and
2.Is the Accumulated Value immediately prior to the partial withdrawal; and
3.Is the Premium Payment.
Contract Issue date = August 31

Age of the oldest Owner on the date the application was signed = 65
Premium Payment = $100,000
On November 3 of the same calendar year, assume the Accumulated Value is $90,000 and the Bond Adjustment is -$4,000 and a partial withdrawal of $5,000

The death benefit on November 3 is the greater of 1 or 2 below:
1. $81,000 = ($90,000 - $5,000) - $4,000
2.$94,444.44 = Premium Payment proportionately reduced for the partial withdrawal is the Premium Payment ($100,000) reduced by the proportional reduction ($5,555.56)
•The amount of the proportional reduction ($5,555.56) is the partial withdrawal ($5,000) divided by the Accumulated Value immediately prior to the partial withdrawal ($90,000) multiplied by the Premium Payment ($100,000). Note that the proportional reduction to the Premium Payment ($5,555.56) is more than the partial withdrawal in the example ($5,000).
The death benefit on November 3 is $94,444.44.

16. STATEMENTS
We will mail to you a statement, along with any reports required by state law, of your current Accumulated Value at least once per year prior to the Annuitization Date. After the Annuitization Date, any reports will be mailed to the person receiving the annuity benefit payments.

17. ANNUITIZATION
Annuitization Date
You may specify an Annuitization Date in your application. If you do not specify an Annuitization Date, the Annuitization Date is the latest Annuitization Date shown on the Data Page. You may change the Annuitization Date with our prior approval. The request must be in writing. You may not select an Annuitization Date that falls prior to the second Contract Anniversary or after the latest Annuitization Date. Generally, the latest Annuitization Date is the Contract Anniversary following the Annuitant’s attainment of age 95. The latest Annuitization Date can be found on the Data Page (referred to as the maximum Annuitization Date).

Annuitizations are subject to the Segment Interim Value (which includes an Equity Adjustment) and a Bond Adjustment. An Equity Adjustment does not apply if the Annuitization occurs on a Segment End Date for the particular Index-Linked Segment Option. A Bond Adjustment applies to all Segment Options and regardless of when the Annuitization occurs, including on a Segment End Date. The Bond Adjustment will be zero on every Segment Anniversary evenly divisible by six (6) (e.g., 6, 12, 18, etc.). The amount allocated to the Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities. For additional information on the nonforfeiture amount, see 9. FIXED SEGMENT OPTION MECHANICS. For additional information about the Bond Adjustment, see 5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT — Segment Interim Value and 7. FEES, CHARGES AND ADJUSTMENTS — Bond Adjustment.
If Joint Annuitants are named in the application, the latest Annuitization Date will be set based on the age of the older Joint Annuitant.

Full Annuitization
Any time after the second Contract Year, you may Annuitize your Contract by electing to receive payments under an annuity benefit payment option. If the Accumulated Value on the Annuitization Date is less than $2,000, we may pay out the entire amount in a single payment. The Contract would then be canceled. You may select when you want the payments to begin (within the period that begins the Valuation Day following our receipt of your instruction and ends one year after our receipt of your instructions).

Once payments begin under the annuity benefit payment option you choose, the option may not be changed. In addition, once payments begin, you may not surrender, withdraw or otherwise liquidate or commute any of the portion of your Accumulated Value that has been Annuitized.
Depending on the type of annuity benefit payment option selected, payments that are initiated either before or after the Annuitization Date may be subject to penalty taxes (see 18. TAXES). You should consider this carefully when you select or change the annuity benefit payment commencement date.

Partial Annuitization
You have the right to Annuitize a portion of your Accumulated Value. After the second Contract Year and prior to the Annuitization Date, you may Annuitize a portion of your Accumulated Value by sending us a Notice in Good Order.
If you specify annuitization allocation percentages as part of a partial annuitization request, the amount annuitized is deducted from the Segment Options according to the annuitization allocation percentages you provide to us. If you do not provide us with specific annuitization allocation percentages, the amount annuitized is deducted in the same proportion as the Accumulated Value is spread throughout the Segment Options at that point in time.
The minimum partial Annuitization amount is $2,000. Any partial Annuitization request that reduces the Accumulated Value to less than $5,000 will be treated as a request for full Annuitization. We reserve the right to limit the number of partial Annuitizations that may be requested in a Contract Year, but it will never be less than one per Contract Year.

Annuity Benefit Payment Options
You may select one of the annuity benefit payment options listed below. Once payments begin under the option you select, the option may not be changed. In addition, once payments begin you may not surrender or otherwise liquidate or commute any portion of your Accumulated Value that has been Annuitized.
We offer fixed annuity benefit payments only. No Surrender Charge is imposed on any portion of your Accumulated Value that has been Annuitized.
You may choose from several fixed annuity benefit payment options. Payments will be made on the frequency you choose. You may elect to have your annuity benefit payments made on a monthly, quarterly, semiannual or annual basis. The dollar amount of the payments is specified for the entire payment period according to the option selected. There is no right to take any full or partial withdrawals after the Annuitization Date. The fixed annuity benefit payment must begin within one year of the annuity benefit election.
The amount of the fixed annuity benefit payment depends on the:
•amount of Accumulated Value (adjusted by the Bond Adjustment) applied to the annuity benefit payment option;
•annuity benefit payment option selected;
•age and gender of the Annuitant (unless fixed period income option is selected);
•frequency of the annuity benefit payments; and
•duration of the annuity benefit payments.
The amount of the initial payment is determined by applying all or a portion of the Accumulated Value, plus or minus the Bond Adjustment (as applicable), less any applicable premium tax and other expenses, as of the date of the application to the annuity table for the Annuitant’s annuity benefit payment option, gender, and age. Minimum annuity benefit payment amounts will be based on the Annuity 2012 Individual Annuity Mortality Period Life Table as stated in the Contract. This basis is guaranteed for the life of the Contract for the following fixed annuity benefit payment options: Life Income, Life Income with Period Certain, Joint and Survivor Life Income, and Joint and Survivor Life Income Period Certain. With our written approval, other annuity benefit payment options may be available without this guaranteed basis.
Annuity benefit payments generally are higher for male annuitants than for female annuitants with an otherwise identical Contract. This is because statistically females have longer life expectancies than males. In certain states, this difference may not be taken into consideration in determining the payment amount. Additionally, Contracts with no gender distinctions are made available for certain employer-sponsored plans because, under most such plans, gender discrimination is prohibited by law.
The frequency and duration of the annuity benefit payments affect the income amount received. The annuity benefit payments generally are lower if you receive payments more frequently. For example, monthly payments generally will be lower than quarterly payments. Generally, all other factors being equal, the longer the duration of annuity benefit payments, the lower the annuity benefit payment amounts and the shorter the duration, the higher the annuity benefit payment amounts.
You may select an annuity benefit payment option by written request only. Your selection of an annuity benefit payment option for a partial Annuitization must be in writing and may not be changed after payments begin. Your selection of an annuity benefit payment option for any portion not previously Annuitized may be changed by written request prior to the Annuitization Date.
If an annuity benefit payment option is not selected, we will automatically apply:
•for Contracts with one Annuitant — Life Income with payments guaranteed for a period of 10 years.
•for Contracts with Joint Annuitants — Joint and Full Survivor Life Income with payments guaranteed for a period of 10 years.
The available annuity benefit payment options for both full and partial Annuitizations include:
•Life Income — Level payments continue for the Annuitant’s lifetime. If you defer the first payment date, it is possible that you will receive no payments if the Annuitant dies before the first payment date. NOTE: There is no death benefit value remaining and there are no further payments when the Annuitant dies.
•Life Income with Period Certain — Level payments continue during the Annuitant’s lifetime with a guaranteed payment period of 5 to 30 years. If the Annuitant dies before all of the guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period. If a shorter period is required by law, we will pay a commuted value at the end of that shorter period.
•Joint and Survivor — Payments continue as long as either the Annuitant or the Joint Annuitant is alive. You may also choose an option that lowers the amount of income after the death of a Joint Annuitant. It is possible that you will only receive one payment under this option if both Annuitants die before the second payment is due. If you defer the first payment date, it is possible that you will receive no payments if both Annuitants die before the first payment date. NOTE: There is no death benefit value remaining and there are no further payments after both Annuitants die.
•Joint and Survivor with Period Certain — Payments continue as long as either the Annuitant or the Joint Annuitant is alive with a guaranteed payment period of 5 to 30 years. You may choose an option that lowers the amount of income after the death of a Joint Annuitant. If both Annuitants die before all guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period. If a shorter period is required by law, we will pay a commuted value at the end of that shorter period.
With our written approval, other annuity benefit payment options may be available without the minimum annuity benefit payment amount guarantees described in the Contract. The annuity benefit payment for these other options will be based on the then-current interest rates and mortality table. These options may include:
•Fixed Period Income — Level payments continue for a fixed period. You may select a range from 5 to 30 years (state variations may apply). If the Annuitant dies before the selected period expires, payments continue to you or the person(s) you designate until the end of the fixed period. Payments stop after all guaranteed payments are received. If a shorter period is required by law, we will pay a commuted value at the end of that shorter period.

•Life with Cash Refund — Level payments continue for the Annuitant’s lifetime. If the Annuitant dies and the total of all payments received is less than the amount of the Accumulated Value applied, the balance is paid to you or the person(s) you designate.
•Life with Installment Refund — Level payments continue for the Annuitant’s lifetime. If the Annuitant dies and the total of all payments received is less than the amount of the Accumulated Value applied, payments continue to you or the person(s) you designate until they equal the amount of the Accumulated Value applied. If the period required to make these payments is longer than allowed by law, we will pay a commuted value at the end of that shorter period.
Tax Considerations Regarding Annuity Benefit Payment Options
If you own one or more tax qualified annuity contracts, you generally may avoid tax penalties if payments from at least one of your tax qualified contracts begin no later than April 1 following the calendar year in which you turn age 73 (see 18. TAXES). The required minimum distribution payment must be in equal (or substantially equal) amounts over your life or over the joint lives of you and your designated beneficiary. These required minimum distribution payments must be made at least once a year. Tax penalties may apply at your death on certain excess accumulations. You should confer with your tax advisor about any potential tax penalties before you select an annuity benefit payment option or take other distributions from the Contract. Additional rules apply to distributions under Non-qualified Contracts (see 18. TAXES).
Death of Annuitant (During the Annuitization Period)
If the Annuitant dies during the annuity benefit payment period, remaining payments are made to the Owner throughout the guaranteed payment period, if any, or for the life of any Joint Annuitant, if any. If the Owner is the Annuitant, remaining payments are made to the Joint Owner, if any, or the named beneficiaries. In all cases the person entitled to receive payments also receives any rights and privileges under the annuity benefit payment option.

18. TAXES

The following description is a general summary of the tax rules, primarily related to federal income taxes, which in our opinion are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a tax advisor about the tax implications of taking action under a Contract or related retirement plan.
Taxation of Non-Qualified Contracts
Non-Qualified Contracts
Section 72 of the Internal Revenue Code (the “Code”) governs the income taxation of annuities in general.
•Premium payments made under non-qualified contracts are not excludable or deductible from your gross income or any other person’s gross income.
•An increase in the accumulated value of a non-qualified contract owned by a natural person resulting from the investment performance of the Separate Account or interest credited to the DCA Plus accounts is generally not taxable until paid out as surrender proceeds, death benefit proceeds, or otherwise.
•Generally, owners who are non-natural persons (such as a trust, partnership or corporation) are immediately taxed on any increase in the accumulated value unless the non-natural person is acting as an agent for a natural person.
The following discussion applies generally to Contracts owned by natural persons.
•Surrenders or partial surrenders are taxed as ordinary income to the extent of the accumulated income or gain under the Contract.
•The value of the Contract pledged or assigned is taxed as ordinary income to the same extent as a partial surrender.
•Annuity benefit payments:
•The basic rule for taxing annuity benefit payments is that part of each annuity benefit payment is considered a nontaxable return of the investment in the Contract and part is considered taxable income.

An “exclusion ratio” is applied to each annuity benefit payment to determine how much of the payment is excludable from gross income. The remainder of the annuity benefit payment is includable in gross income for the year received.
•The “investment in the Contract” is generally the total of the premium payments made less any tax-free return of premiums.
•After the investment in the Contract is paid out, the full amount of any annuity benefit payment is taxable.
For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by us or our affiliates to the same owner within the same calendar year are treated as if they are a single contract.
Transfer of ownership may have tax consequences to the owner. For owners who are non-natural persons changing the annuitant may have tax consequences to the owner. Please consult with your tax advisor before changing the owner or annuitant on your Contract.
Required Distributions for Non-Qualified Contracts
In order for a non-qualified contract to be treated as an annuity contract for federal income tax purposes, the Code requires:
•If the person receiving payments dies on or after the annuitization date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of the interest is distributed at least as rapidly as under the method of distribution being used as of the date of that person’s death.
•If you die prior to the annuitization date, the entire interest in the Contract will be distributed:
•within five years after the date of your death; or
•as annuity benefit payments (or similar periodic payments) which begin within one year of your death and which are made over the life of your designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary.
•If the Contract is owned by a trust, corporation or other non-natural person, then the death of the annuitant will be treated as the death of the owner.

Generally, unless the beneficiary elects otherwise, the above requirements are satisfied prior to the annuitization date by paying the death benefit in a single payment, subject to proof of your death. The beneficiary may elect, by written request, to receive an annuity benefit payment option instead of a single payment.
If your designated beneficiary is your surviving spouse, the Contract may be continued with your spouse deemed to be the new owner for purposes of the Code. When the owner receiving payments is not a natural person, the required distributions provided for in the Code apply upon the death of the annuitant.
Early Distribution Penalty
If you take a premature distribution from the Contract, you may incur a 10% income tax penalty on the taxable portion of the distribution, unless the distribution is:
•made on or after you reach age 59½;
•made to a beneficiary on or after your death;
•made upon your disability as defined in the Code;
•part of a series of substantially equal periodic payments for the life or life expectancy of you or you and your designated beneficiary;
•made under an immediate annuity contract; or
•allocable to contributions made prior to August 14, 1982.
Tax reporting distributions from an annuity contract that is owned by a trust: The Internal Revenue Service (IRS) determined in Private Letter Ruling 202031008 that a non-grantor trust cannot attain age 59½, become disabled, or have a life expectancy. Thus, the IRS held that those three exceptions to the 10% penalty are not applicable to distributions from a deferred annuity contract that is owned by a non-grantor trust. Alternatively, the IRS held that a deferred annuity contract owned by a grantor trust can utilize those three exceptions if the grantor qualifies for the exception (for example, the grantor attained age 59½ at the time of the distribution). Consult a tax advisor for further information.
Tax-Free Exchanges
Under Section 1035 of the Code, the exchange of one annuity contract for another is not a taxable transaction if the same owner is on each contract in the exchange, but may be reportable to the IRS.

Net Investment Income Tax
The Net Investment Income Tax is imposed at a rate of 3.8% on net investment income for higher tax bracket individuals.
This tax may apply to an individual’s net investment income if the individual’s modified Adjustable Gross Income exceeds $200,000 for a single filer or $250,000 for a married filing jointly filer. The tax applies to income from interest, dividends, annuities, royalties and rents not obtained in a normal trade of business. The tax may also apply to certain trusts and estates with net investment income.
Income from annuities that are part of a qualified retirement plan (as described in the following section) are not treated as investment income for the purpose of this new tax and thus are not subject to the new 3.8% rate but may be includible for purposes of determining whether the applicable Net Investment Income Tax income limits are exceeded.
Taxation of Qualified Contracts
Tax-Qualified Contracts: IRA, SEP, and SIMPLE-IRA
The Contract may be used to fund IRAs, SEPs, and SIMPLE-IRAs.
•IRA – An Individual Retirement Annuity (IRA) is a retirement savings annuity. Contributions grow tax deferred.
•SEP-IRA – SEP stands for Simplified Employee Pension and is a form of IRA. A SEP allows you, as an employer, to provide retirement benefits for your employees by contributing to their IRAs.
•SIMPLE-IRA – SIMPLE stands for Savings Incentive Match Plan for Employees. A SIMPLE-IRA allows employees to save for retirement by deferring salary on a pre-tax basis and receiving predetermined company contributions.
The tax rules applicable to owners, annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, premium payments made under a retirement program recognized under the Code are excluded from the participant’s gross income for tax purposes prior to the annuity benefit payment date (subject to applicable state law). The portion, if any, of any premium payment made that is not excluded from their gross income is their investment in the Contract. Aggregate deferrals under all plans at the employee’s option may be subject to limitations.
Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an IRA, or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax deferral. These features may include guaranteed lifetime income, death benefits without surrender charges, guaranteed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.
The tax implications of these plans are further discussed in the SAI under the heading Taxation Under Certain Retirement Plans. Check with your tax advisor for the rules which apply to your specific situation.
Premature Distributions
There is a 10% additional penalty tax under the Code on the taxable portion of a “premature distribution” from IRAs, IRA rollovers, SEP-IRAs and SIMPLE-IRAs. The tax penalty is increased to 25% in the case of distributions from SIMPLE-IRAs during the first two years of participation in the SIMPLE IRA. Generally, an amount is a “premature distribution” unless the distribution is:
•made on or after you reach age 59½;
•made to a beneficiary on or after your death;
•made upon your disability as defined in the Code;
•part of a series of substantially equal periodic payments for the life or life expectancy of you or you and your designated beneficiary;
•made to pay certain deductible medical expenses;
•for health insurance premiums while unemployed;
•for first home purchases (up to $10,000);
•for qualified higher education expenses;
•for qualified disaster tax relief distributions;
•for qualified reservist distributions;
•for terminal illness distributions;

•a corrective distribution (for an excess contribution and any allocable earnings) made on or before the due date (including extensions) of your income tax return;
•for amounts levied by the IRS directly against your IRA; or
•a qualified birth or adoption distribution (up to $5,000).
For more information regarding premature distributions, please reference IRS Publication 590-B and consult your tax advisor.
Rollover IRAs
If you receive a lump-sum distribution from a qualified retirement plan, tax-sheltered annuity or governmental 457(b) plan, you may maintain the tax-deferred status of the distribution by rolling it over into an eligible retirement plan or IRA. You can accomplish this by electing a direct rollover from the plan, or you can receive the distribution and roll it over into an eligible retirement plan or IRA within 60 days. However, if you do not elect a direct rollover from the plan, the plan is required to withhold 20% of the taxable portion of the distribution. This amount is sent to the IRS as income tax withholding to be credited against your taxes. Amounts received prior to age 59½ and not rolled over may be subject to an additional 10% penalty tax. You may roll over amounts from a qualified plan directly to a Roth IRA. As part of this rollover, previously taxed deferred funds from the qualified plan are converted to after-tax funds under a Roth IRA. Generally, the entire rollover is taxable (unless it includes after-tax dollars) and is included in gross income in the year of the rollover/conversion. For more information, please consult your tax advisor.
In addition, not more frequently than once every twelve months, an owner may execute one tax-free indirect rollover from one IRA to another, subject to the 60-day limitation. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA providers or to Roth IRA conversions. For more information, please consult your tax advisor.
Roth IRAs
The Contract may be purchased to fund a Roth IRA. Contributions to a Roth IRA are not deductible from taxable income. Subject to certain limitations, a traditional IRA, SEP-IRA or SIMPLE-IRA may be converted into a Roth IRA or a distribution from such an arrangement may be rolled over to a Roth IRA. However, a conversion or a rollover to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free. For more information, please contact your tax advisor.
Required Minimum Distributions for IRAs
The Required Minimum Distribution (RMD) regulations dictate when individuals must start taking payments from their IRA. Generally, you must commence taking required minimum distributions (“RMDs”) from an IRA Contract not later than your “Required Beginning Date.” The Required Beginning Date for your first RMD for IRAs (including SEPs and SIMPLE IRAs) is April 1st of the year following the calendar year in which you reach
•70½ if you attained 70½ by December 31st, 2019
•72 if you attained 72 by December 31st, 2022
•73 if you attain age 72 on/after January 1st, 2023
•75 if you attain age 74 on/after January 1st, 2033
Thereafter, the RMD is required no later than December 31 of each calendar year.
The RMD rules apply to traditional IRAs, as well as SEP-IRAs and SIMPLE-IRAs, during the lifetime and after the death of IRA owners. They do not, however, apply to Roth IRAs during the lifetime of the Roth IRA owner. If an individual owns more than one IRA, the RMD amount must be determined for each IRA, but the actual distribution can be satisfied from a combination of one or more of the owner's IRAs. Roth IRAs may not be aggregated with other IRAs, but may be aggregated with other Roth IRAs.
Upon the death of the owner the required minimum distribution options available to the beneficiary will depend upon the beneficiary’s status at the time of death.
Eligible Designated Beneficiary: An “eligible designated beneficiary” may direct that payment of his/her benefits be made or started no later than December 31 of the year following the year of owner’s death with annual distributions of at least the required minimum distribution. An eligible designated beneficiary is any designated beneficiary who is (1) the owner’s spouse, (2) no more than ten (10) years younger than the owner, (3) the owner’s minor child who has not reached majority (age 21), (4) disabled, or (5) chronically ill. If the surviving spouse is the eligible designated beneficiary on the IRA Contract, the surviving spouse may have additional distribution options. An eligible designated beneficiary who is the owner’s minor child ceases to retain the status of eligible designated beneficiary upon reaching the age of majority. Upon reaching majority the entire remaining balance of the Contract must be distributed by December 31 of the year in which occurs the tenth anniversary of the minor attaining majority.
Non-eligible Designated Beneficiary: A non-eligible designated beneficiary must distribute the entire balance of the IRA Contract by December 31 of the year in which occurs the tenth anniversary of the owner’s death. If the owner had reached his or her Required Beginning Date prior to death, the beneficiary must continue taking distributions during the 10-year period at least as rapidly as under the method in effect at the date of death, and then any remaining balance must be distributed by December 31 of the year in which occurs the tenth anniversary of the owner’s death.
No individual designated as beneficiary: If the owner had not reached his or her Required Beginning Date prior to death and there is no designated beneficiary or owner’s beneficiary is not an individual (for example, the beneficiary is the owner’s estate), the entire balance of the IRA Contract must be paid by December 31 of the year in which occurs the fifth anniversary of owner’s death. If owner had attained his or her Required Beginning Date prior to death, and there is no designated beneficiary or owner’s beneficiary is not an individual, distributions must continue at least as rapidly as under the method in effect at the date of death.
NOTE:    Contractual limitations exist that may limit the ability to satisfy an individual's multiple RMD obligations via this annuity. For details, see 10. BENEFITS AVAILABLE UNDER THE CONTRACT - Required Minimum Distribution (RMD) Program for GMWB Riders.
An IRS penalty tax of up to 25% may be imposed on the amount by which the required minimum distribution in any year exceeds the amount actually distributed in that year.
Withholding
Annuity benefit payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld. State withholding tax may also apply.
Notwithstanding the recipient’s election, withholding may be required on payments delivered outside the United States. Moreover, special withholding rules may require us to disregard the recipient’s election if the recipient fails to supply us with a taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the taxpayer identification number provided by the recipient is incorrect.

19. ADDITIONAL INFORMATION ABOUT THE CONTRACT

The Contract
The entire Contract is made up of the Contract, amendments, riders and endorsements and Data Page. Only our corporate officers can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by an officer of the Company.

The Separate Account
Most assets supporting the Contract are held in an insulated, non-unitized Separate Account established under Iowa law. These assets are not subject to the claims of the creditors of Principal Life Insurance Company. Any guarantees provided under the Contract are subject to the claims paying ability of Principal Life Insurance Company.
An Owner does not have any interest in or claim on the assets in the Separate Account. In addition, neither an Owner nor amounts allocated to the Segment Options participate in the performance of the assets held in the Separate Account. We are not obligated to invest assets in the Separate Account according to specific guidelines or strategies except as may be required by Iowa or other state insurance laws.
The Separate Account is not registered under the Investment Company Act of 1940.

The General Account
Our general obligations and any guaranteed benefits under this Contract are supported by our General Account and are subject to Principal Life Insurance Company’s creditworthiness and claims paying ability. In the Annuitization phase, assets supporting annuity payments are held in the General Account. Assets in the General Account are not segregated for the exclusive benefit of any particular contract or obligation. General Account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The General Account is subject to regulation and supervision by the Iowa Insurance Division and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.

Delay of Payments and Other Transactions
In general, we make payment of any amount due under the Contract within seven (7) days from the date we receive a request for payment in Good Order (or earlier if required by law). We generally process other transaction requests as of the close of the Valuation Day on which we receive them in Good Order. We reserve the right to delay payments for up to six months, as permitted by state law.
We also reserve the right to suspend or delay payment or processing of transactions under the following circumstances:
(i)the NYSE is closed (other than customary weekend and holiday closings);
(ii)trading on the NYSE is restricted;
(iii)an emergency exists such that we cannot calculate the Accumulated Value; or
(iv)during any other period when a regulator by order, so permits.
In addition, we reserve the right to defer payment of that portion of your Accumulated Value that is attributable to a Premium Payment made by check for a reasonable period of time (not to exceed 15 business days) to allow the check to clear the banking system.

Misstatement of Age or Gender
If the age or, where applicable, gender of the Annuitant has been misstated, we adjust the annuity benefit payment under your Contract to reflect the amount that would have been payable at the correct age and gender. If we make any overpayment because of incorrect information about age or gender, or any error or miscalculation, we deduct the overpayment from the next annuity benefit payment(s) due. Underpayments are added to the annuity benefit payment.
With regard to the Accumulation Phase of the Contract, we reserve the right to correct the Contract features to what they would have been based on the correct age and gender. We also reserve the right to take corrective action with respect to benefits that were paid out that shouldn’t have been.
Such a correction could include a change to the calculation of the death benefit or the Required Minimum Distribution amount for your Contract based on the correct age. If an overpayment of death benefits has already occurred based on the incorrect age, we may request return of the overpayment. If an underpayment of death benefits has already occurred based on the incorrect age, we will correct the underpayment. If a partial withdrawal to satisfy the Required Minimum Distribution amount of your Contract has already been taken, we will correct Contract values based on the partial withdrawal being taken based on the correct age.

Assignment
If your Contract is part of your qualified plan, IRA, SEP, or SIMPLE-IRA, you may not assign ownership.
You may assign ownership of your Non-qualified Contract. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment. An assignment or pledge of a Contract may have adverse tax consequences.

An assignment must be made in writing and filed with us at our Home Office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the Annuitant and beneficiary, are subject to any assignment on file with us. Any amount paid to an assignee is treated as a partial Surrender and is paid in a single payment.
The Company may refuse any assignment or transfer at any time on a non-discriminatory basis.

Contract Termination
We reserve the right to terminate the Contract and make a single payment (without imposing any charges) to you if your Accumulated Value at the end of the accumulation period is less than $2,000. Termination of the Contract will not unfairly discriminate against the Owner.

Telephone and Internet Services
If you elect telephone services or you elect internet services and satisfy our internet service requirements (which are designed to ensure compliance with federal UETA and E-SIGN laws), instructions for the following transactions may be given to us via the telephone or internet:
•make Segment Option allocation changes prior to the initial Segment Start Date;
•make Segment Option transfers;
•address changes;
•Segment lock-ins; and
•make withdrawals from your Contract in accordance with the Company’s current withdrawal guidelines.
Neither the Company nor the Separate Account is responsible for the authenticity of telephone service or internet transaction requests. We reserve the right to refuse telephone service or internet transaction requests. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We follow procedures in an attempt to assure genuine telephone service and internet transactions. If these procedures are not followed, we may be liable for loss caused by unauthorized or fraudulent transactions. The procedures may include recording telephone service transactions, requesting personal identification (for example, name, address, security phrase, password, daytime telephone number, or birth date) and sending written confirmation to your address of record.
Instructions received via our telephone services and/or the internet are binding on both Owners if the Contract is jointly owned.
If the Contract is owned by a business entity or a trust, an authorized individual (with the proper password) may use telephone and/or internet services. Instructions provided by the authorized individual are binding on the Owner.
We reserve the right to modify or terminate telephone service or internet transaction procedures at any time. Whenever reasonably feasible, we will provide you with prior notice (by mail or by email, if previously authorized by you) if we modify or terminate telephone service or internet transaction procedures. In some instances, it may not be reasonably feasible to provide prior notice if we modify or terminate telephone service or internet transaction procedures; however, any modification or termination will apply to all contract owners in a non-discriminatory fashion.

Telephone Services
Telephone services are available to you. Telephone services may be declined on the application or at any later date by providing us with written Notice. You may also elect telephone authorization for your registered representative by providing us written Notice.
If you elect telephone privileges, instructions
•may be given by calling us at 1-800-852-4450 while we are open for business (generally, between 8 a.m. and 6 p.m. Eastern Time on any day that the NYSE is open).

•that are in Good Order and received by us before the close of a Valuation Day will be effective as of the close of that Valuation Day.
•that are in Good Order and received by us after the close of a Valuation Day will be effective as of the close of the next Valuation Day.
•that are not in Good Order when received by us will not be effective until we receive Good Order instructions.

Internet
Internet services are available to you if you register for a secure login on the Principal Financial Group web site, www.principal.com. You may also elect internet authorization for your registered representative by providing us written Notice.
If you register for internet privileges, instructions
•that are in Good Order and received by us before the close of a Valuation Day will be effective as of the close of that Valuation Day.
•that are in Good Order and received by us after the close of a Valuation Day will be effective as of the close of the next Valuation Day.
•that are not in Good Order when received by us will not be effective until we receive Good Order instructions.

Important Information About Customer Identification Procedures
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who applies for a Contract. When you apply for a Contract, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identification, no transactions will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your Premium Payment, the Contract will be terminated and any value surrendered in accordance with normal procedures.
We do not knowingly sell annuities that are for the benefit of a business/organization that is illegal under Federal and/or State law (such as a marijuana clinic), or a person who owns or receives income from such an entity or whose source of funds is illegal.

Legal Proceedings
We are regularly a party to litigation, arbitration proceedings and governmental examinations in the ordinary course of our business. While we cannot predict the outcome of any pending or future litigation or examination, we do not believe that any pending matter, individually or in the aggregate, will have a material adverse effect on our ability to meet our obligations under the Contract or on the principal underwriter’s ability to perform its contract with us.

Householding
To avoid sending duplicate copies of materials to Owners, only one copy of the applicable prospectus will be mailed to Owners having the same name and address on our records. The consolidation of these mailings, called householding, benefits us through reduced mailing expense. If you want to receive multiple copies of these materials, you may call us at 1-800-852-4450. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.

Reinstatement
If you fully Surrender the Contract, we do not permit reinstatement except in the limited circumstances described below. If you terminate the Rate Enhancement Rider while your Contract remains in force, the rider cannot be reinstated. You cannot reinstate (i.e., reverse) a partial withdrawal or partial Annuitization.
If you fully Surrendered the Contract, we may permit the terminated Contract to be reinstated when, in our sole judgment, we are required to do so under state law or court order. For example, if you were to replace this Contract with another insurance contract, and you were to exercise a free look right with respect to the replacement contract, the laws of a state could be interpreted as requiring us to allow a reinstatement of the terminated Contract. In the unlikely event that we permit a terminated Contract to be reinstated, the following would apply: (i) we would reinstate the Contract effective as of the original termination date; (ii) we would apply to the Contract the amount we receive to reinstate the Contract plus the amount of the Surrender Charge paid upon termination (“reinstatement amount”) (we will not permit the reinstatement amount to be greater than the total amount paid by us upon the original termination of the Contract); and (iii) the reinstatement amount would be automatically invested in the Fixed Segment Option. On the next Segment Anniversary following the reinstatement, you may transfer the amount in the Fixed Segment Option to any available Segment Option(s). If the Contract was terminated with the Rate Enhancement Rider in force, the Rate Enhancement Rider will also be reinstated. Upon reinstatement, we will deduct the Rate Enhancement Rider charges scheduled during the period between the termination and reinstatement and make any other adjustments necessary to reflect any change in the amount reinstated and the Contract Accumulated Value as of the date of termination.

20. FINANCIAL STATEMENTS
The consolidated financial statements of Principal Life Insurance Company are incorporated in the Statement of Additional Information. They should be considered only as they relate to our ability to meet our obligations under the Contract. Instructions on how to obtain the Statement of Additional Information are included on the back cover page.

APPENDIX A
INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
Index-Linked Segment Options

The following is a list of Index-Linked Segment Options currently available under the Contract. We may change the features of the Index-Linked Segment Options listed below (including the Index and the current limits on Index gains), offer new Index-Linked Segment Options and terminate existing Index-Linked Segment Options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.principal.com/StrategicOutcomes.

Note: If amounts are removed from an Index-Linked Segment Option before the end of its Segment Term, we will apply an Equity Adjustment. This may result in a significant reduction in your Accumulated Value that could exceed any protection from Index loss that would be in place if you waited until the end of the Segment Term. In addition, if amounts are withdrawn or otherwise Surrendered from an Index-Linked Segment Option (even on a Segment End Date), we may apply a Bond Adjustment. This may result in a significant reduction in your Surrender proceeds.

See 10. INDEX-LINKED SEGMENT OPTION MECHANICS of the prospectus for a description of the Index-Linked Segment Options’ features. See 7. FEES, CHARGES AND ADJUSTMENTS of the prospectus for more information about Equity Adjustments and Bond Adjustments.

Index	Type of Index	Segment Term	Current Limit on Index Loss (if held until end of Segment Term)	Minimum Limit on Index Gain (for the life of the Segment Option)
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	20% Peak Buffer (10% Peak Buffer Midpoint)	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	0% Floor	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	10% Floor	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	2 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1,2]	U.S. Large Cap Equities	6 Year	0% Buffer	100% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	6 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	6 Year	20% Peak Buffer (10% Peak Buffer Midpoint)	0.50% Cap Rate & 5.00% Participation Rate
Russell 2000® Price Return Index[1]	U.S. Small Cap Equities	1 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Russell 2000® Price Return Index[1,3]	U.S. Large Cap Equities	6 Year	0% Buffer	100% Participation Rate
Russell 2000® Price Return Index[1]	U.S. Small Cap Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Russell 2000® Price Return Index[1]	U.S. Small Cap Equities	6 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate

MSCI EAFE Price Return Index[1,4]	International Equities	1 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
MSCI EAFE Price Return Index[1,4]	International Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Nasdaq-100 Price Return Index®1	Large Cap Equities	1 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Nasdaq-100 Price Return Index®1	Large Cap Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Nasdaq-100 Price Return Index®1	Large Cap Equities	6 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate
SG Smart Climate Index[3,5]	U.S. Large Cap ESG Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
1This Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
2This Index-Linked Segment Option provides no protection from Index losses.
3This Index deducts fees and costs when calculating Index performance. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
4This Index-Linked Segment Option is no longer available for Segment Terms beginning after May 1, 2025, except for the initial Segment Term for Contracts with applications signed on or before May 1, 2025.
5This Index utilizes an environmental, social, and governance (ESG) methodology. Same as an Index-Linked Segment Option linked to any other Index, an investment in an Index-Linked Segment Option linked to this Index is not an investment in the Index, the companies that comprise the Index, or the securities that the Index seeks to track. Amounts invested in your Contract become assets of the Company. The assets in the Company's general account, which the Company invests to support its payment obligations under the Contract, are not invested based on ESG criteria.

Each Index-Linked Segment Option’s limit on Index losses for a single Segment Term is guaranteed not to change, either during a Segment Term or for future segment Terms. However, we reserve the right to add and remove Segment Options as available investment options. As such, the limits on Index loss offered under the Contract may change from one Segment Term to the next. We will always offer an Index-Linked Segment Option with a 10% Buffer Rate.

We guarantee that the following Segment Option will be available (subject to our right of Index substitution) for the life of the Contract: Point-to-Point, S&P 500 Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. This means that there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater).

We do not guarantee the availability of any other Segment Option. In the future, we may not offer any Floor Segment Options, and we do not guarantee a minimum Floor Rate for any Floor Segment Option that we may decide to offer in the future. If we exercise our right to remove one or more Segment Options, and you do not wish to invest in any of the Segment Options that are made available for investment (which may be limited to the sole Index-Linked Segment Option that we guarantee to make available), your only option would be to take a full withdrawal or fully annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties.
If we offer a new Index-Linked Segment Option with Cap and Participation Rate in the future, the guaranteed minimum Cap Rate will be at least 0.50% and the guaranteed minimum Participation Rate will be at least 5.00%. We reserve the right to offer Index-Linked Segment Options with different types of limits on Index gains.

Fixed Segment Option
The following is the Fixed Segment Option currently available under the Contract. We may change the features of the Fixed Segment Option listed below, offer new Fixed Segment Options and terminate existing Fixed Segment Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn or otherwise Surrendered from the Fixed Segment Option, we may apply a Bond Adjustment. Any such Bond Adjustment will be subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the amount payable on Surrender will never be less than the minimum non-forfeiture amount under state law.
See 9. FIXED SEGMENT OPTION MECHANICS of the prospectus for a description of the Fixed Segment Option’s features. See 7. FEES, CHARGES AND ADJUSTMENTS of the prospectus for more information about Bond Adjustments.

Name	Segment Term	Minimum Guaranteed Interest Rate
Fixed Segment Option	1 Year	0.05%

APPENDIX B
ADDITIONAL INDEX DISCLOSURES

S&P 500® PRICE RETURN INDEX (SPX)
The S&P 500® Price Return Index (“INDEX”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by Principal Life Insurance Company (“Principal Life”). S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Principal Life. It is not possible to invest directly in an index. Principal Life’s are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Principal Life’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Principal Life’s Product(s) particularly or the ability of the INDEX to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Principal Life with respect to the INDEX is the licensing of the INDEX and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The INDEX is determined, composed and calculated by S&P Dow Jones Indices without regard to Principal Life or Principal Life’s Product(s). S&P Dow Jones Indices have no obligation to take the needs of Principal Life or the owners of Principal Life’s Product(s) into consideration in determining, composing or calculating the INDEX. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Principal Life’s Product(s). There is no assurance that investment products based on the INDEX will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY Principal Life, OWNERS OF THE PRINCIPAL LIFE’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES

INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PRINCIPAL LIFE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
RUSSELL 2000® PRICE RETURN INDEX (RTY)
Principal® Strategic Outcomes has been developed solely by Principal Life Insurance Company. Principal® Strategic Outcomes is not in any way connected to or sponsored, endorsed, sold, or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the Russell 2000® (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.
The Index is calculated by or on behalf of Frank Russell Company or its affiliate, agent, or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of reliance on or any error in the Index or (b) investment in or operation of Principal® Strategic Outcomes. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Principal® Strategic Outcomes or the suitability of the Index for the purpose to which it is being put by Principal Life Insurance Company.

MSCI EAFE PRICE RETURN INDEX (MXEA)
THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY PRINCIPAL LIFE INSURANCE COMPANY (“ISSUER” OR “ISSUER OF THE PRODUCT”). NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX

OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NASDAQ 100 PRICE RETURN INDEX®

The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., its licensors or Nasdaq or its licensors affiliates (Nasdaq, its licensors with their affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to Principal Financial Group Inc. ("Principal") is in the licensing of the Nasdaq®, Nasdaq-100 Index®, NDX®, Nasdaq-100® and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Principal or the Product(s). Nasdaq has no obligation to take the needs of Principal or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s). THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE Nasdaq-100 Index® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Nasdaq-100 Index® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Nasdaq-100 Index® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SG SMART CLIMATE INDEX
The SG Smart Climate Index is the exclusive property of SG Americas Securities, LLC (together with its affiliates, “SG”). “SG Americas Securities, LLC”, “SGAS”, “Société Générale”, “SG”, “Société Générale Indices”, “SGI”, “SG Smart Climate Index”, and “SG Climate Transition Risk Index” (collectively, the “SG Marks”) are trademarks or service marks of SG or have been licensed for use by SG from Entelligent, Inc. (together with its affiliates, “Entelligent”). SG has licensed use of the SG Marks to Principal Life Insurance Company (“Principal Life”) and sub-licensed the use of certain Entelligent marks (the “Entelligent Marks”) for use in a registered indexed annuity offered by Principal Life (the “Product”). SG is not acting, and has not been authorized to act, as an agent of Principal Life nor has SG in any way sponsored, promoted, solicited, negotiated, endorsed, offered, sold, issued, supported, structured or priced any Product or provided investment advice to Principal Life.

The SG Smart Climate Index has been licensed to Principal Life for the Principal Life’s benefit. SG makes no representation or warranty whatsoever, express or implied, to investors in or owners of the Product (or any person taking exposure to it) or any member of the public in any other circumstances (each a “Contract Owner”): (a) regarding the advisability of investing in securities or other financial or insurance products generally or in the Product particularly; or (b) the suitability or appropriateness of an exposure to the SG Smart Climate Index in seeking to achieve any particular objective. Contract Owners should seek independent financial, tax, accounting, insurance, legal, and other professional advice prior to making any investment in the Product or any other product linked to the SG Smart Climate Index. SG is not responsible for and does not have any obligation or liability in connection with the design, issuance, administration, actions of Principal Life, marketing, trading or performance of the Product. SG has not prepared any part of this prospectus and no statements made herein (including, without limitation, any disclosures relating to the SG Smart Climate Index) can be attributed to SG. Publication of the SG Smart Climate Index and the constituents thereof do not constitute an investment recommendation or advice in respect of the SG Smart Climate Index or any constituent thereof by SG and no person should rely upon it as such. SG does not act as an investment adviser or investment manager in respect of the SG Smart Climate Index or the Product and does not accept any fiduciary or other duties in relation to the SG Smart Climate Index, Principal Life, the Product or any Contract Owner.
The SG Smart Climate Index has been designed and is maintained and sponsored by SG without regard to Principal Life, the Product or any Contract Owner. The ability of Principal Life to make use of the SG Smart Climate Index may be terminated on short notice and it is the responsibility of Principal Life to provide for the consequences of that in the design of the Product. SG shall have no obligation to, and will not, take the needs of Principal Life or any Contract Owner into consideration in sponsoring, maintaining, determining, composing or calculating the SG Smart Climate Index or in any decision to cease doing so.
SG makes no representation or warranty whatsoever, whether express or implied, and hereby expressly disclaims all warranties (including, without limitation, those of merchantability or fitness for a particular purpose or use), with respect to the SG Smart Climate Index or any data included therein or relating thereto, and in particular disclaims any guarantee or warranty either as to the quality, accuracy, timeliness and/or completeness of the SG Smart Climate Index or any data included therein, the results obtained from the use of the SG Smart Climate Index and/or the calculation or composition of the SG Smart Climate Index, or calculations made with respect to the Product at any particular time on any particular date or otherwise. SG shall not be liable (whether in negligence or otherwise) to any person for any error or omission in the SG Smart Climate Index or in the calculation of the SG Smart Climate Index, and SG is under no obligation to advise any person of any error therein, or for any interruption in the calculation of the SG Smart Climate Index. SG shall not have any liability to any party for any act or failure to act in connection with the determination, adjustment or maintenance of the SG Smart Climate Index. Without limiting the foregoing, in no event shall SG have any liability for any direct damages, lost profits or any special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.
SG may enter into derivative transactions or issue financial instruments linked to the SG Smart Climate Index and may independently issue or sponsor other indices or products that are similar to and may compete with the SG Smart Climate Index and the Product. SG may also transact in assets referenced in the SG Smart Climate Index (or in financial instruments such as derivatives that reference those assets). The roles of the different teams involved within SG in the design, maintenance or replication of the SG Smart Climate Index have been strictly defined. Where SG holds a product having the SG Smart Climate Index as its underlying and other positions exposing it to the SG Smart Climate Index for its own account, the replication of the SG Smart Climate Index is made in the same manner by a single team within SG, be it for the purpose of hedging the product held by external investors and consumers or for the purpose of the positions held by SG acting for its own account. SG may take positions in the market of the financial instruments or of other assets involved in the composition of the SG Smart Climate Index, including as liquidity provider. It is possible that these activities could have an effect (positive or negative) on the value of the SG Smart Climate Index and the Product.
No actual investment which allowed tracking of the performance of the SG Smart Climate Index was possible before September 7, 2022. Any hypothetical “back-tested” information provided is illustrative only and derived from proprietary models designed with the benefit of hindsight based on certain data (which may or may not correspond with the data that someone else would use to back-test the SG Smart Climate Index) and assumptions and estimates (not all of which may be specified herein and which are subject to change without notice). The results obtained from different models, assumptions, estimates and/or data may be materially different from the results presented by SG and such hypothetical “back-tested” information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the SG Smart Climate Index. SG expressly disclaims any responsibility for (i) the accuracy or completeness of the models, assumptions, estimates and data used in deriving the hypothetical “back-tested” information, (ii) any errors or omissions in computing or disseminating the hypothetical “back-tested” information, and (iii) any uses to which the hypothetical “back- tested” information may be put by any recipient of such information. Any back-tested information provided herein is intended for use only by professional financial advisers and institutional investors within the meaning of FINRA Rule 2210.
SG is under no obligation to continue compiling, calculating, maintaining or sponsoring the SG Smart Climate Index and may delegate or transfer to a third party some or all of its functions in relation to the SG Smart Climate Index. SG has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P”) to maintain and calculate the SG Smart Climate Index. The SG Smart Climate Index is not sponsored, promoted, sold, or supported in any other manner by S&P, nor does S&P offer any express or implicit guarantee or assurance either with regard to the results of using the SG Smart Climate Index and/or trademarks of the SG Smart Climate Index or the levels of the SG Smart Climate Index at any time or in any other respect.
The Product is not sponsored, endorsed, sold or promoted by Entelligent. Entelligent has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Product. Entelligent makes no representation or warranty, express or implied to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly, or the ability of the Licensed Intellectual Property to produce or to be used to produce a profit or otherwise constitute a separate investment program. Entelligent’s only relationship to the Product is in providing information to SG, which has created and is charged with calculating the SG Smart Climate Index. Entelligent is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product are to be converted into cash. Entelligent has no liability in connection with the administration, marketing or trading of the Product.
ENTELLIGENT DOES NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF ANY INDEX OR INDEXES. ENTELLIGENT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF AN INDEX. ENTELLIGENT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX CREATED BY SG. WITHOUT LIMITING THE FOREGOING, IN NO EVENT SHALL ENTELLIGENT HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
EACH INVESTOR IN OR PURCHASER OF A PRODUCT ACKNOWLEDGES THAT: (I) THE LICENSED INTELLECTUAL PROPERTY MAY INCLUDE CERTAIN INFORMATION TAKEN FROM STOCK EXCHANGES AND OTHER SOURCES FROM AROUND THE WORLD; (II) ENTELLIGENT DOES NOT GUARANTEE THE SEQUENCE, ACCURACY, COMPLETENESS OR TIMELINESS OF THE LICENSED INTELLECTUAL PROPERTY; (III) THE PROVISION OF CERTAIN PARTS OF THE LICENSED INTELLECTUAL PROPERTY MAY BE SUBJECT TO THE TERMS AND CONDITIONS OF OTHER AGREEMENTS TO WHICH ENTELLIGENT IS A PARTY; (IV) NONE OF THE INFORMATION CONTAINED IN, NOR THE RESULTS THEREFROM, THE LICENSED INTELLECTUAL PROPERTY CONSTITUTES A SOLICITATION, OFFER, OPINION, OR RECOMMENDATION BY ENTELLIGENT TO BUY OR SELL ANY SECURITY, OR TO PROVIDE LEGAL, TAX, ACCOUNTING, OR INVESTMENT ADVICE OR SERVICES REGARDING THE PROFITABILITY OR SUITABILITY OF ANY SECURITY OR INVESTMENT; AND (V) NONE OF THE INFORMATION CONTAINED IN, NOR THE RESULTS THEREFROM, THE LICENSED INTELLECTUAL PROPERTY IS INTENDED FOR USE BY, OR DISTRIBUTION TO, ANY PERSON OR ENTITY IN

ANY JURISDICTION OR COUNTRY WHERE SUCH USE OR DISTRIBUTION WOULD BE CONTRARY TO LAW OR REGULATION. ACCORDINGLY, ANYTHING TO THE CONTRARY HEREIN SET FORTH NOTWITHSTANDING, ENTELLIGENT, ITS AFFILIATES, SUPPLIERS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS, AND ASSIGNS SHALL NOT, DIRECTLY OR INDIRECTLY, BE LIABLE, IN ANY WAY, TO YOU OR ANY OTHER PERSON FOR ANY: (A) INACCURACIES OR ERRORS IN OR OMISSIONS FROM THE LICENSED INTELLECTUAL PROPERTY INCLUDING, BUT NOT LIMITED TO, QUOTES AND FINANCIAL DATA; (B) DELAYS, ERRORS, OR INTERRUPTIONS IN THE TRANSMISSION OR DELIVERY OF THE LICENSED INTELLECTUAL PROPERTY; OR (C) LOSS OR DAMAGE ARISING THEREFROM OR OCCASIONED THEREBY, OR BY ANY REASON OF NONPERFORMANCE.
Each of the above paragraphs is severable. If the contents of any such paragraph is held to be or becomes invalid or unenforceable in any respect in any jurisdiction, it shall have no effect in that respect, but without prejudice to the remainder of this notice.
Additional Information Regarding the SG Smart Climate Index Provided by the Company

Underlying SGI Index
The Index is composed of a single underlying index, the SG Climate Transition Risk Index (Bloomberg Ticker: SGIXCTR) (the “Underlying SGI Index”). The Underlying SGI Index is a weighted index comprised of 150 to 250 stocks selected from the S&P 500 Index. The Underlying SGI Index is a “gross total return” index, meaning that its return reflects the total return on an investment in the component stocks (including reinvestment of all dividends, interest, and other income), less the fixed replication costs described under “Performance Drags” below.
Stocks are selected and weighted for the Underlying SGI Index using the following three-step process:
•Step One — ESG Exclusion Filters: Starting with all the companies included in the S&P 500 Index, proprietary filters are applied to exclude companies that fail to pass certain ESG criteria. Based on these filters, the following companies may be excluded from the Underlying SGI Index:
•Companies involved in major controversies (i.e., operations incidents, employee incidents, governance incidents) that have an impact on the environment and society, and associated business risks;
•Companies involved in a range of products, services, or business activities that are generally viewed as being controversial (e.g., weapons, tobacco, alcohol, gambling, thermal coal, fossil fuel, genetically modified organisms); and
•Companies breaching any U.N. Global Compact Principles, which set forth principles related to human rights, labor, environment, and anti-corruption.
•Companies involved in a major controversy or controversial business activity may not always be excluded. The ESG exclusion filters take into account the degree of involvement. For example, oil companies with substantive investments in a clean energy future may not be excluded. However, companies involved in certain business activities beyond specific thresholds (e.g., 0% of revenues from sale of assault weapons, 5% revenues from extraction of thermal coal, 10% of revenues from sale of tobacco products), and any company in breach of a U.N Global Compact Principle, will be excluded.
•Step Two — Climate Risk Scoring: Each company remaining after step one is assigned a climate risk score. Climate risk scores are calculated using proprietary models that predict company profitability and share price performance under different climate scenarios in the future. Within each Global Industry Sector Classification, the companies are ranked by their respective climate risk scores, with the best scoring companies on the top and the worst scoring companies on the bottom. Companies ranked in the top half for each Global Industry Sector Classification are selected for inclusion in the Underlying SGI Index.

•Step Three — Weighting: Component stocks of companies with better climate risk scores receive higher weightings than those of companies with worse climate risk scores, subject to minimum and maximum weighting restrictions designed to limit sector bias and provide diversification.
The Underlying SGI Index is reconstituted using the three-step process described above on a quarterly basis. The selection and weighting of stocks for the Underlying SGI Index is fully systematic and rules- based.

Performance Drags
The performance of the Index reflects certain deductions, all of which serve to reduce Index Levels:
1.The Index’s return reflects a negative performance adjustment equal to 1.50%, as an annualized percentage of Index Value, in the form of a “synthetic dividend.” It is applied daily and is intended to replicate the impact that an annual dividend of 1.50% would have on the Index Level. This “synthetic dividend” is not a dividend paid by the underlying component stocks and is not an amount payable to you. It only serves to reduce the performance of the Index.
2.Assumed fixed replication costs are deducted from the performance of the Underlying SGI Index. These costs equal 0.50%, as an annualized percentage of the index level, and are deducted on a daily basis. These assumed costs are intended to represent the costs that would be incurred in connection with replicating the performance of the Underlying SGI Index.
3.The performance of the Index reflects the return on an investment in the underlying component stocks through the use of borrowed funds. The assumed costs of borrowing are deducted from the Index Level. The assumed costs of borrowing are deducted on a daily basis and equal the current U.S. Federal Funds Rate as reported on Bloomberg. The U.S. Federal Funds Rate is the rate of interest that banks charge each other for short-term loans. As of December, 31, 2024, the U.S. Federal Funds Rate was 4.33%. The U.S. Federal Funds Rate will fluctuate over time and may be higher or lower in the future.

License
Use of the Index in connection with annuity contracts has been licensed to Principal. The licensing agreement has an initial term ending on or about May 16, 2033, and thereafter automatically renews annually unless terminated by either party.

New Index
This Index and the Underlying SGI Index have limited performance histories, dating back to September 7, 2022 and April 2, 2022, respectively. There is less publicly available information about the Index and the Underlying SGI Index compared to more established market indexes. Inquiries regarding the Index or the Underlying SGI Index should be directed to our Administrative Office or your financial intermediary.

APPENDIX C
STATE VARIATIONS
Depending on your state, investment options or benefits described in this prospectus may vary of may not be available, or may be available on different terms. The Table below describes state variations to the Contract offering as of the date of this prospectus.

State	Benefit	Variation
Alaska	Index Linked Segment Options	Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index® are not available. 0% Buffer options are not available. 20% Buffer on the Russell 2000® Price Return - Index is not available.

Arizona	Free Look	For a non-replacement, if the Owner is age 65 or older at the date of application, the right to cancel period is 30 days.

California	Free Look	For a non-replacement, if the Owner is age 60 or older at the date of application, the right to cancel period is 30 days.
If the Owner is age 60 or older at the date of application, the refunded amount will be the greater of the Accumulated Value plus Fees and Charges or the Premium Payment, whichever is higher.
	Index Linked Segment Options	Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index® are not available. 0% Buffer options are not available. 20% Buffer on the Russell 2000® Price Return - Index is not available.

Connecticut	Free Look	For a replacement of an existing contract, your right to cancel period is 15 days.

District of Columbia	Free Look	For a replacement of an existing contract, your right to cancel period is 15 days.
	Index Linked Segment Options	Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index® are not available. 0% Buffer options are not available. 20% Buffer on the Russell 2000® Price Return - Index is not available.

Delaware	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days.
	Index Linked Segment Options	Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index® are not available. 0% Buffer options not available. 20% Buffer on the Russell 2000® Price Return - Index is not available.

Florida	Free Look	Your right to cancel period is 21 days.

Georgia	Free Look	For a replacement of an existing contract, your right to cancel period is 15 days.

Idaho	Free Look	Your right to cancel period is 20 days.
	Surrender	Surrender payments will be delayed no longer than six months from the date we receive your notice to

Illinois	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days.
	Index Linked Segment Options	Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index® are not available. 0% Buffer options are not available. 20% Buffer on the Russell 2000® Price Return - Index is not available.

Indiana	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days.

Kansas	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days.

Kentucky	Free Look	For a non-replacement, your right to cancel period is 20 days.

Louisiana	Index Linked Segment Options	Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index® are not available. 0% Buffer options are not available. 20% Buffer on the Russell 2000® Price Return - Index is not available.

Maryland	Index Linked Segment Options	Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index® are not available. 0% Buffer options are not available. 20% Buffer on the Russell 2000® Price Return - Index is not available.

Massachusetts	Free Look	Your right to cancel period is 20 days.

Michigan	Free Look	For a replacement of an existing contract, your right to cancel period is 15 days.

Minnesota	Free Look	Notice of cancellation and return of the contract are effective on the date received by us or our agent.

Will refund Premium Payment or Accumulated Value within 10 days of receiving cancellation notice.
	Death Benefit	We will pay death benefit within two months.
	Index Linked Segment Options	Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index® are not available. 0% Buffer options are not available. 20% Buffer on the Russell 2000® Price Return - Index is not available.

Montana	Index Linked Segment Options	Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index® are not available. 0% Buffer options are not available. 20% Buffer on the Russell 2000® Price Return - Index is not available.

New Jersey	Index-Linked Segment Options	Index-Linked Segment Options linked to the SG Smart Climate Index are not available.
	Index Linked Segment Options	Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index® are not available. 0% Buffer options are not available. 20% Buffer on the Russell 2000® Price Return - Index is not available.

North Carolina	Index Linked Segment Options	Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index® are not available. 0% Buffer options are not available. 20% Buffer on the Russell 2000® Price Return - Index is not available.

North Dakota	Free Look	Your right to cancel period is 20 days.

Oklahoma	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days.

Pennsylvania	Free Look	For a replacement of an existing contract that was not issued to you by
Principal Life Insurance Company, your right to cancel period is 20 days

For a replacement of an existing contract that was issued to you by Principal Life Insurance Company, your right to cancel period is 45 days.

	Index Linked Segment Options	Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index® are not available. 0% Buffer options are not available. 20% Buffer on the Russell 2000® Price Return - Index is not available.

Rhode Island	Free Look	For a non-replacement, your right to cancel period is 20 days.

	Index Linked Segment Options	Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index® are not available. 0% Buffer options are not available. 20% Buffer on the Russell 2000® Price Return - Index is not available.

Tennessee	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days.

Texas	Free Look	For a non-replacement, your right to cancel period is 20 days.
	Separate Account	The description of the Separate Account is modified for contracts issued in Texas. The Separate Account is a segregated account, established by Principal, in which we hold reserves for the Index-Linked Segment Option under the contract. The portion of the assets of the Separate Account equal to the reserves and other liabilities arising out of any other business we may conduct.

Virginia	Free Look	For a replacement of an existing contract, your right to cancel period is 15 days.

Vermont	Index Linked Segment Options	Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index® are not available. 0% Buffer options are not available. 20% Buffer on the Russell 2000® Price Return - Index is not available.

Washington	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days. An additional 10% penalty shall be added to any refund due which is not paid within 30 days of return of the policy.

The Statement of Additional Information (SAI), dated May 1, 2025, includes additional information about the Contract and the Company. The SAI is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy, or to request other information about the Contract or make other inquiries, contact us by:
•Calling us at 1-800-852-4450 between the hours of 7 a.m. and 6 p.m. Central Time
•Mailing us at:
Principal Life Insurance Company
Attn: RIS Annuity Services
P O Box 9382
Des Moines, Iowa 50306-9382
•Faxing us at 1-866-894-2093
•Emailing us at annuityprocessing@principal.com

EDGAR Contract Identifier No. C000256688